                                                                   EXHIBIT 10.3

                                U.S. $80,000,000
                                CREDIT AGREEMENT
                                  by and among
                                   ACME GROUP
                                       and
                          HARRIS TRUST AND SAVINGS BANK
                           individually and as Agent
                                       and
                                   the Lenders
                       which are or become parties hereto
                           Dated as of August 11, 1994


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                                TABLE OF CONTENTS
  SECTION 1.   THE REVOLVING CREDIT. . . . . . . . . . . . . . . . . . . . . 1
     Section 1.1.   Revolving Credit . . . . . . . . . . . . . . . . . . . . 1
     Section 1.2.   Revolving Loans. . . . . . . . . . . . . . . . . . . . . 2
     Section 1.3.   Letters of Credit. . . . . . . . . . . . . . . . . . . . 2
            (a)     General Terms. . . . . . . . . . . . . . . . . . . . . . 2
            (b)     Applications . . . . . . . . . . . . . . . . . . . . . . 2
            (c)     The Reimbursement Obligation . . . . . . . . . . . . . . 3
            (d)     The Participating Interests. . . . . . . . . . . . . . . 4
            (e)     Indemnification. . . . . . . . . . . . . . . . . . . . . 5
     Section 1.4.   Manner of Borrowing Loans. . . . . . . . . . . . . . . . 5
            (a)     Generally. . . . . . . . . . . . . . . . . . . . . . . . 5
            (b)     Reimbursement Obligation . . . . . . . . . . . . . . . . 5
            (c)     Agent Reliance on Bank Funding . . . . . . . . . . . . . 6
     Section 1.5.   Appointment of Company as Agent for
                    Borrowers; Reliance by Agent . . . . . . . . . . . . . . 6
          (a)  Appointment . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (b)  Reliance. . . . . . . . . . . . . . . . . . . . . . . . . . . .6
  SECTION 2.   INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          Section 2.1.  Options. . . . . . . . . . . . . . . . . . . . . . . 6
          Section 2.2.  Domestic Rate Portion. . . . . . . . . . . . . . . . 7
          Section 2.3.  LIBOR Portions . . . . . . . . . . . . . . . . . . . 7
          Section 2.4.  Manner of Rate Selection . . . . . . . . . . . . . . 8
          Section 2.5.  Change of Law. . . . . . . . . . . . . . . . . . . . 8
          Section 2.6.  Unavailability of Deposits or
          Inability to Ascertain the Adjusted
          LIBOR Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
          Section 2.7.  Taxes and Increased Costs. . . . . . . . . . . . . . 9
          Section 2.8.  Funding Indemnity. . . . . . . . . . . . . . . . . .10
          Section 2.9.  Lending Branch . . . . . . . . . . . . . . . . . . .10
          Section 2.10. Change of Lending Branch . . . . . . . . . . . . . .10
          Section 2.11. Discretion of Lenders as to Manner of Funding. . . .11
          Section 2.12. Computation of Interest. . . . . . . . . . . . . . .11
          Section 2.13. Interest Rate and Exchange Rate Protection.. . . . .11
          Section 2.14. Capital Adequacy . . . . . . . . . . . . . . . . . .11
  SECTION 3.   FEES, PAYMENTS, REDUCTIONS, APPLICATIONS AND
               NOTATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .12
          Section 3.1.  Commitment Fee . . . . . . . . . . . . . . . . . . .12
          Section 3.2.  Agent's Fees . . . . . . . . . . . . . . . . . . . .12
          Section 3.3.  Letter of Credit Fees. . . . . . . . . . . . . . . .12
          Section 3.4.  Audit Fees . . . . . . . . . . . . . . . . . . . . .12
          Section 3.5.  Voluntary Prepayments. . . . . . . . . . . . . . . .12
          Section 3.6.  Mandatory Prepayment upon Borrowing Base Deficiency.13
          Section 3.7.  Voluntary Terminations . . . . . . . . . . . . . . .13
          Section 3.8.  Place and Application. . . . . . . . . . . . . . . .13
          Section 3.9.  Notations and Requests . . . . . . . . . . . . . . .15
  SECTION 4.   THE COLLATERAL. . . . . . . . . . . . . . . . . . . . . . . .15
          Section 4.1.  Collateral . . . . . . . . . . . . . . . . . . . . .15

                                       -1-
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          Section 4.2.  Further Assurances.. . . . . . . . . . . . . . . . .16
  SECTION 5.    REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . .16
          Section 5.1.  Acme Group's Organization, Licenses
                        and Authorizations . . . . . . . . . . . . . . . . .16
          Section 5.2.  Acme Group's Power and Authority . . . . . . . . . .16
          Section 5.3.  Subsidiaries . . . . . . . . . . . . . . . . . . . .16
          Section 5.4.  Good Title . . . . . . . . . . . . . . . . . . . . .17
          Section 5.5.  Regulation U . . . . . . . . . . . . . . . . . . . .17
          Section 5.6.  Financial Reports. . . . . . . . . . . . . . . . . .17
          Section 5.7.  Litigation; No Labor Controversies . . . . . . . . .17
          Section 5.8.  Approvals. . . . . . . . . . . . . . . . . . . . . .18
          Section 5.9.  Affiliates . . . . . . . . . . . . . . . . . . . . .18
          Section 5.10.  ERISA . . . . . . . . . . . . . . . . . . . . . . .18
          Section 5.11.  Government Regulation . . . . . . . . . . . . . . .19
          Section 5.12.  Environmental Requirements. . . . . . . . . . . . .19
          Section 5.13.  Reliance. . . . . . . . . . . . . . . . . . . . . .19
          Section 5.14.  No Burdensome Restrictions; Compliance
                         with Agreements . . . . . . . . . . . . . . . . . .19
  SECTION 6.        CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . .20
          Section 6.1.  All Advances . . . . . . . . . . . . . . . . . . . .20
          Section 6.2.  Initial Advance. . . . . . . . . . . . . . . . . . .20
  SECTION 7.        COVENANTS. . . . . . . . . . . . . . . . . . . . . . . .22
          Section 7.1.  Maintenance of Business and Compliance with Laws . .22
          Section 7.2.  Maintenance of Property. . . . . . . . . . . . . . .23
          Section 7.3.  Taxes and Assessments. . . . . . . . . . . . . . . .23
          Section 7.4.  Insurance. . . . . . . . . . . . . . . . . . . . . .23
          Section 7.5.  Financial Reports and Rights of Inspection . . . . .23
          Section 7.6.  Current Ratio. . . . . . . . . . . . . . . . . . . .25
          Section 7.7.  Consolidated Tangible Net Worth. . . . . . . . . . .26
          Section 7.8.  Leverage . . . . . . . . . . . . . . . . . . . . . .26
          Section 7.9.  Cash Flow Coverage Ratio . . . . . . . . . . . . . .26
          Section 7.10. Liens. . . . . . . . . . . . . . . . . . . . . . . .26
          Section 7.11. Indebtedness . . . . . . . . . . . . . . . . . . . .26
          Section 7.12. Acquisitions, Investments, Loans, Advances and
                         Guarantees. . . . . . . . . . . . . . . . . . . . .27
          Section 7.13. Dividends and Certain Other Restricted Payments. . .28
               (a)      Restricted Equity Payments . . . . . . . . . . . . .28
               (b)      Restricted Debt Payments . . . . . . . . . . . . . .29
               (c)      Exceptions . . . . . . . . . . . . . . . . . . . . .29
          Section 7.14. Mergers, Consolidations, Leases and Sales. . . . . .29
          Section 7.15. Maintenance of Subsidiaries. . . . . . . . . . . . .30
          Section 7.16. ERISA. . . . . . . . . . . . . . . . . . . . . . . .30
          Section 7.17. Burdensome Contracts with Affiliates . . . . . . . .31
          Section 7.18. Change in Fiscal Year. . . . . . . . . . . . . . . .31
          Section 7.19. Change in the Nature of Business . . . . . . . . . .31
          Section 7.20. Compliance with Laws . . . . . . . . . . . . . . . .31
  SECTION 8.        EVENTS OF DEFAULT AND REMEDIES . . . . . . . . . . . . .31

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  SECTION 9.        DEFINITIONS INTERPRETATIONS. . . . . . . . . . . . . . .34
          Section 9.1.  Definitions. . . . . . . . . . . . . . . . . . . . .34
          Section 9.2.  Interpretation.. . . . . . . . . . . . . . . . . . .49
  SECTION 10.       THE AGENT. . . . . . . . . . . . . . . . . . . . . . . .50
          Section 10.1. Appointment and Authorization. . . . . . . . . . . .50
          Section 10.2. Rights as a Lender . . . . . . . . . . . . . . . . .50
          Section 10.3. Standard of Care . . . . . . . . . . . . . . . . . .50
          Section 10.4. Costs and Expenses . . . . . . . . . . . . . . . . .51
          Section 10.5. Indemnity. . . . . . . . . . . . . . . . . . . . . .52
          Section 10.6. Conflict . . . . . . . . . . . . . . . . . . . . . .52
  SECTION 11.       THE GUARANTEES . . . . . . . . . . . . . . . . . . . . .52
          Section 11.1. The Guarantees . . . . . . . . . . . . . . . . . . .52
          Section 11.2. Guarantee Unconditional. . . . . . . . . . . . . . .53
          Section 11.3. Discharge Only Upon Payment in Full;
                        Reinstatement in Certain Circumstances . . . . . . .54
          Section 11.4. Waivers. . . . . . . . . . . . . . . . . . . . . . .54
          Section 11.5. Limit on Recovery. . . . . . . . . . . . . . . . . .54
          Section 11.6. Stay of Acceleration . . . . . . . . . . . . . . . .54
  SECTION 12.       MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . .54
          Section 12.1  Withholding Taxes. . . . . . . . . . . . . . . . . .54
          Section 12.2. Holidays . . . . . . . . . . . . . . . . . . . . . .56
          Section 12.3. No Waiver, Cumulative Remedies . . . . . . . . . . .56
          Section 12.4. Waivers, Modifications and Amendments. . . . . . . .56
          Section 12.5. Costs and Expenses . . . . . . . . . . . . . . . . .56
          Section 12.6. Stamp Taxes. . . . . . . . . . . . . . . . . . . . .57
          Section 12.7. Survival of Representations. . . . . . . . . . . . .57
          Section 12.8. Construction . . . . . . . . . . . . . . . . . . . .57
          Section 12.9. Addresses for Notices. . . . . . . . . . . . . . . .57
          Section 12.10.Obligations Several. . . . . . . . . . . . . . . . .58
          Section 12.11.Headings . . . . . . . . . . . . . . . . . . . . . .58
          Section 12.12.Severability of Provisions . . . . . . . . . . . . .58
          Section 12.13.Counterparts . . . . . . . . . . . . . . . . . . . .58
          Section 12.14.Binding Nature and Governing Law . . . . . . . . . .58
          Section 12.15.Entire Understanding . . . . . . . . . . . . . . . .58
          Section 12.16.Extensions of the Commitments. . . . . . . . . . . .58
          Section 12.17.Participations . . . . . . . . . . . . . . . . . . .59
          Section 12.18.Assignment Agreements. . . . . . . . . . . . . . . .59
          Section 12.19.Confidentiality. . . . . . . . . . . . . . . . . . .60
          Section 12.20.Terms of Collateral Documents not Superseded . . . .61
          Section 12.21.Personal Jurisdiction. . . . . . . . . . . . . . . .61
               (a)  Exclusive Jurisdiction . . . . . . . . . . . . . . . . .61
               (b)  Other Jurisdictions. . . . . . . . . . . . . . . . . . .61
  Signature Page     . . . . . . . . . . . . . . . . . . . . . . . . . . . .62
  EXHIBIT A - Revolving Credit Note
  EXHIBIT B - Notice of Participation in Letter of Credit
  EXHIBIT C - Security Agreement
  EXHIBIT D - Opinion of Counsel
  EXHIBIT E - Borrowing Base Certificate
  EXHIBIT F - Compliance Certificate

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  EXHIBIT G - Assignment and Acceptance
  SCHEDULE 1.3 - Applications for Letters of Credit
  SCHEDULE 5.3 - Subsidiaries

                                   ACME GROUP
                                CREDIT AGREEMENT
Harris Trust and Savings Bank
Chicago, Illinois

Lehman Commercial Paper, Inc.
New York, New York
and their from time to time assigns
Gentlemen:
          The undersigned, Acme Steel Company, a Delaware corporation ("ACME STEEL"), Acme Packaging Corporation, a Delaware corporation ("ACME PACKAGING"), Alpha Tube Corporation, a Delaware corporation, ("ALPHA TUBE"), and Universal Tool & Stamping Company, Inc., an Indiana corporation ("UNIVERSAL TOOL") (Acme Steel, Acme Packaging, Alpha Tube and Universal Tool are being hereinafter referred to collectively as the "BORROWERS" and individually as a "BORROWER") apply to you for your several commitments, subject to all of the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, to make a revolving credit (the "REVOLVING CREDIT") available to the Borrowers, all as more fully hereinafter set forth. The undersigned, Acme Metals Incorporated, a Delaware corporation (the "COMPANY"), executes and delivers this Agreement to confirm certain of its Agreements made in connection with the extension of such credit to the Borrowers.
SECTION 1.  THE REVOLVING CREDIT;.
     SECTION 1.1. REVOLVING CREDIT;. Subject to all of the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to extend a Revolving Credit to the Borrowers in the amount of its commitment to extend the Revolving Credit set forth on the applicable signature page hereof (its "COMMITMENT" and cumulatively for all the Lenders, the "COMMITMENTS") (subject to any reductions thereof pursuant to the terms hereof) prior to the Termination Date. Such Revolving Credit may be availed of by each Borrower in its discretion from time to time, be repaid and used again, during the period from the date hereof to and including the Termination Date. The Revolving Credit, subject to all of the terms and conditions hereof, may be utilized by any one or more of the Borrowers in the form of Revolving Loans and Letters of Credit, all as more fully hereinafter set forth; PROVIDED, HOWEVER, that the aggregate amount of the Revolving Loans and L/C Obligations outstanding at any one time from all the Borrowers taken together shall not at any time exceed the lesser of the Commitments then in effect or the Available Borrowing Base as then determined and computed for all the Borrowers; PROVIDED FURTHER, HOWEVER, that the aggregate amount outstanding at any time on Revolving Loans made to each Borrower, and L/C Obligations in respect of Letters of Credit issued for such Borrower's sole or joint account, shall not exceed such Borrower's Available Borrowing Base as then determined and computed. For all purposes of this Agreement, where a determination of the unused or available amount of the Commitments is necessary, the Revolving Loans and L/C Obligations shall all be deemed to utilize the Commitments. The obligations of the Lenders hereunder are several and not joint and no Lender shall under any circumstances be obligated to extend credit hereunder in excess of its Commitment.
     SECTION 1.2. REVOLVING LOANS;. Subject to all of the terms and conditions hereof, the Revolving Credit may be availed of in the form of loans (individually a "REVOLVING LOAN" and collectively the "REVOLVING LOANS"). Each Borrowing of Revolving Loans shall be made ratably by the Lenders in accordance with their Percentages. Each Borrowing of Revolving Loans shall be in a minimum amount of $1,000,000 or such greater amount which is an integral multiple of $500,000; PROVIDED, HOWEVER, that (i) a Borrowing made to repay a Reimbursement Obligation may be made in the amount thereof and (ii) a Borrowing of Revolving Loans which bears interest with reference to the Adjusted LIBOR Rate shall be in such greater amount as is required by Section 2 hereof. All Revolving Loans made by a Lender to the Borrowers shall be evidenced by a single Revolving Credit Note of the Borrowers, jointly and severally, (individually a "REVOLVING CREDIT NOTE" and collectively the "REVOLVING CREDIT NOTES") payable to the order of such Lender in the amount of its Commitment, each Revolving Credit Note to be in the form (with appropriate insertions) attached hereto as Exhibit A. Without regard to the face principal amount of each Lender's Revolving Credit Note, the actual principal amount at any time outstanding and owing by the Borrowers on account thereof during the period ending on the Termination Date shall be the sum of all Revolving Loans then or theretofore made thereon by such Lender to the Borrowers less all payments actually received thereon during the same period.
     SECTION 1.3.  LETTERS OF CREDIT;.
     (a) GENERAL TERMS;. Subject to the terms and conditions hereof, as part of the Revolving Credit, the Agent shall issue standby or commercial letters of credit (each a "LETTER OF CREDIT") for the account of any one or more of the Borrowers in U.S. Dollars in an aggregate undrawn face amount up to the amount of the L/C Commitment; PROVIDED, HOWEVER, that the aggregate L/C Obligations at any time outstanding shall not exceed the difference between the Commitments in effect at such time and the aggregate principal amount of Revolving Credit Loans then outstanding; PROVIDED FURTHER, HOWEVER, that the aggregate amount outstanding at any time on Revolving Loans made to each Borrower, and L/C Obligations in respect of Letters of Credit issued for such Borrower's account, shall not exceed such Borrower's Borrowing Base as then determined and computed. Each Letter of Credit shall be issued by the Agent, but each Lender shall be obligated to reimburse the Agent for its Percentage of the amount of each drawing thereunder and, accordingly, the undrawn face amount of each Letter of Credit shall constitute usage of the

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

Commitment of each Lender PRO RATA in accordance with each Lender's Percentage.
     (b) APPLICATIONS;. At any time before the Termination Date, the Agent shall, at the request of the Company (which is acting on behalf of the Borrowers pursuant to Section 1.5 hereof), issue one or more Letters of Credit for the account of any one or more of the Borrowers, in a form satisfactory to the Agent, with expiration dates no later than the Termination Date, in an aggregate face amount as set forth above, upon the receipt of an application for the relevant Letter of Credit in the form customarily prescribed by the Agent for the type of Letter of Credit, whether standby or commercial, duly executed by each Borrower for whose account such Letter of Credit was issued (each an "APPLICATION"). The current form of the Agent's Applications are attached as
Schedule 1.3 (Standby) and Schedule 1.3 (Commercial) hereto. The Agent shall provide the Borrowers and each Lender with copies of any new form of Application that may, from time to time, be adopted by the Agent. Notwithstanding anything contained in any Application to the contrary (i) the Borrowers shall be jointly and severally liable for all obligations in respect of each Letter of Credit,
(ii) the Acme Group's obligation to pay fees in connection with each Letter of Credit shall be as exclusively set forth in Section 3.3 hereof, (iii) except during the continuance of an Event of Default , the Agent will not call for the funding by the Acme Group of any amount under a Letter of Credit, or any other form of collateral security for the Acme Group's obligations in connection with such Letter of Credit, before being presented with a drawing thereunder, and
(iv) if the Agent is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrowers' obligation to reimburse the Agent for the amount of such drawing shall bear interest (which the Borrowers hereby promise to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of 2% plus the Domestic Rate from time to time in effect. The Agent will promptly notify the Lenders of each issuance by it of a Letter of Credit. If the Agent issues any Letters of Credit with expiration dates that are automatically extended unless the Agent gives notice that the expiration date will not so extend beyond its then scheduled expiration date, the Agent will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date (i) the expiration date of such Letter of Credit if so extended would be after the Termination Date, (ii) the Commitments have been terminated or (iii) an Event of Default exists and the Required Lenders have given the Agent instructions not to so permit the extension of the expiration date of such Letter of Credit. The Agent agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Company subject to the conditions of Section 6 and the other terms of this Section 1.3. Without limiting the generality of the foregoing, the Agent's obligation to issue, amend or extend the expiration date of a Letter of Credit is subject to the conditions of Section 6 and the other terms of this Section 1.3 and the Agent will not issue, amend or extend the expiration date of any Letter of Credit if any Lender notifies the Agent of any failure to satisfy or otherwise comply with such conditions and terms and directs the Agent not to take such action.
     (c) THE REIMBURSEMENT OBLIGATION;. Subject to Section 1.3(b) hereof, the obligation of a Borrower to reimburse the Agent for all drawings under a Letter of Credit issued for such Borrower's account (a "REIMBURSEMENT OBLIGATION") shall be governed by the Application related to such Letter of Credit, except that reimbursement of each drawing shall be made in immediately available funds at the Agent's principal office in Chicago, Illinois by no later than 12:00 Noon (Chicago time) on the date when such drawing is paid or, if drawing was paid after 11:30 a.m. (Chicago time), by the end of such day. If the relevant Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 1.3(d) below, then all payments thereafter received by the Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.3(d) below.
     (d) THE PARTICIPATING INTERESTS;. Each Lender (other than the Lender then acting as Agent in issuing Letters of Credit), by its acceptance hereof, severally agrees to purchase from the Agent, and the Agent hereby agrees to sell to each such Lender (a "PARTICIPATING LENDER"), an undivided percentage participating interest (a "PARTICIPATING INTEREST"), to the extent of its Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the Agent. Upon any failure by a Borrower to pay any Reimbursement Obligation in respect of a Letter of Credit issued for such Borrower's account at the time required on the date the related drawing is paid, as set forth in Section 1.3(c) above, or if the Agent is required at any time to return to a Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit B hereto from the Agent to such effect, if such certificate is received before 1:00 p.m. (Chicago time), or not later than the following Business Day, if such certificate is received after such time, pay to the Agent an amount equal to its Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the Agent to the date of such payment by such Participating Lender at a rate per annum equal to (i) from the date the related payment was made by the Agent to the date two (2) Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Domestic Rate in effect for each such day. Each such Participating Lender shall thereafter be entitled to receive its Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the Agent retaining its Percentage as a Lender hereunder.
          The several obligations of the Participating Lenders to the Agent under this Section 1.3 shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever (except, without limiting the Borrowers' joint and several obligations under each Application for a Letter of Credit issued for any Borrower's account, to the extent such Borrower is relieved from its obligation to reimburse the Agent for a drawing under a Letter of Credit because of the Agent's gross negligence or willful misconduct in determining that documents received under the Letter of Credit comply with the terms thereof) and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Lender may have or have had against any one or more of the Borrowers, the Agent, any other Lender or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Commitment of any Lender, and each payment by a Participating Lender under this Section 1.3 shall be made without any offset, abatement, withholding or reduction whatsoever. The Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to the Agent hereunder (whether as fundings of participations, indemnities or otherwise), but shall not be entitled to offset against amounts owed to the Agent by any Lender arising outside this Agreement.
     (e) INDEMNIFICATION;. Each Participating Lenders shall, to the extent of their respective Percentages, indemnify the Agent (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with any Letter of Credit. The obligations of the Participating Lenders under this Section 1.3(d) and all other parts of this
Section 1.3 shall survive termination of this Agreement and of all other L/C Documents.
     SECTION 1.4.   MANNER OF BORROWING LOANS;.
     (a) GENERALLY;. The Company (which is acting on behalf of the Borrowers pursuant to Section 1.5 hereof) shall give the Agent notice (which may be written or oral, but if oral, promptly confirmed in writing) by 10:00 a.m. Chicago time on any Business Day of each request that any Borrowing of Revolving Loans, in each case specifying the Borrower to which the proceeds of such Borrowing are to be disbursed, the amount of each such Borrowing and the date such Borrowing is to be made (which date shall be at least three Business Days subsequent to the date of such notice in the case of any Borrowing of Revolving Loans constituting a LIBOR Portion). The Agent shall notify each Lender of its receipt of each such notice by 12:00 Noon Chicago time on the Business Day any Borrowing of Revolving Loans constituting the Domestic Rate Portion is to be made and by 12:00 Noon Chicago time on the Business Day it receives such a request for any Borrowing of Revolving Loans constituting a LIBOR Portion. Each Revolving Loan from each Lender shall initially constitute part of the Domestic Rate Portion except to the extent the Company on behalf of the Borrowers has timely elected otherwise as provided in Section 2 hereof. Not later than 2:00 p.m. Chicago time on the date specified for any Borrowing of Revolving Loans to be made hereunder, such Lender shall make the proceeds of its Revolving Loan comprising part of such Borrowing available in immediately available funds to the Agent in Chicago. Subject to all of the terms and conditions hereof, the proceeds of each Lender's Revolving Loan shall be made available to the relevant Borrower at the office of the Agent in Chicago and in funds there current by crediting such Borrower's general operating account maintained with the Agent in Chicago, Illinois upon receipt by the Agent from such Lender of the proceeds of such Revolving Loan.
     (b) REIMBURSEMENT OBLIGATION;. In the event the Company fails to give notice pursuant to Section 1.4(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified the Agent by 10:00 a.m. (Chicago time) on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the Company shall be deemed to have requested a Borrowing of Revolving Loans constituting part of the Domestic Rate Portion on such day in the amount of the Reimbursement Obligation then due, subject to Section 6.1 hereof, which Borrowing shall be applied to pay the Reimbursement Obligation then due.
     (c) AGENT RELIANCE ON BANK FUNDING;. Unless the Agent shall have been notified by a Lender before the date on which such Lender is scheduled to make payment to the Agent of the proceeds of a Revolving Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Agent may assume that such Lender has made such payment when due and the Agent may in reliance upon such assumption (but shall not be required to) make available to the relevant Borrower the proceeds of the Revolving Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Agent, such Lender shall, on demand, pay to the Agent the amount made available to such Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to such Borrower and ending on (but excluding) the date such Lender pays such amount to the Agent at a rate per annum equal to the Federal Funds Rate. If such amount is not received from such Lender by the Agent immediately upon demand, the Borrowers will, on demand, repay to the Agent the proceeds of the Revolving Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Revolving Loan, but without such payment being considered a payment or prepayment of a Revolving Loan under Section 2.8 hereof, so that the Borrowers will have no liability under such Section with respect to such payment.
     'SECTION 1.5. APPOINTMENT OF COMPANY AS AGENT FOR BORROWERS; RELIANCE BY AGENT';. (a) APPOINTMENT;. Each Borrower irrevocably appoints the Company as its agent hereunder to make requests on such Borrower's behalf under Section 1 hereof for Borrowings to be made by such Borrower and for Letters of Credit to be issued for such Borrower's account, to select on such Borrower's behalf the interest rate to be applicable under Section 2 hereof to Borrowings made by such Borrower and to take any other action contemplated by the Loan Documents with respect to credit extended hereunder to such Borrower. The Agent and the Lenders shall be entitled to conclusively presume that any action by the Company under the Loan Documents is taken on behalf of any one or more of the Borrowers whether or not the Company so indicates.
     (b) RELIANCE;. All requests for Borrowings and selection of interest rates to be applicable thereto may be written or oral, including by telephone or telecopy. The Acme Group agrees that the Agent may rely on any such notice given by any person the Agent in good faith believes is an Authorized Representative without the necessity of independent investigation (the Borrowers hereby indemnifying the Agent and Lenders from any liability or loss ensuing from such reliance), and in the event any such telephonic or other oral notice conflicts with any written confirmation, such oral or telephonic notice shall govern if the Agent has acted in reliance thereon.
SECTION 2.  Interest;.
     SECTION 2.1.  OPTIONS;.  Subject to all of the terms and conditions of this
Section 2, portions of the principal indebtedness evidenced by the Revolving Credit Notes ("PORTIONS") may, at the option of the Company (which is acting on behalf of the Borrowers pursuant to Section 1.5 hereof), bear interest with reference to the Domestic Rate (the "DOMESTIC RATE PORTION") or with reference to the Adjusted LIBOR Rate ("LIBOR PORTIONS"), and Portions may be converted from time to time from one basis to the other. All of the indebtedness evidenced by the Revolving Credit Notes which is not part of a LIBOR Portion shall constitute a single Domestic Rate Portion. All of the indebtedness evidenced by the Revolving Credit Notes which bears interest with reference to a particular Adjusted LIBOR Rate for a particular Interest Period shall constitute a single LIBOR Portion. Anything contained herein to the contrary notwithstanding, there shall not be more than six LIBOR Portions applicable to the Revolving Credit at any one time and each Lender shall have a ratable interest in each Portion. The Borrowers promise to pay interest on each Portion at the rates and times specified in this Section 2.
     SECTION 2.2. DOMESTIC RATE PORTION;. Each Domestic Rate Portion shall bear interest (which the Borrowers promise to pay at the times herein provided) at the rate per annum determined by adding the Domestic Rate Margin to the Domestic Rate as in effect from time to time, provided that if a Domestic Rate Portion is not paid when due (whether by lapse of time, acceleration or otherwise), such Portion shall bear interest (which the Borrowers promise to pay at the times hereinafter provided), whether before or after judgment, and until payment in full thereof, at the rate per annum determined by adding 2-1/2% to the Domestic Rate as in effect from time to time. Interest on the Domestic Rate Portions shall be payable on the last day of each calendar month (beginning August 31, 1994) and at maturity of the Revolving Credit Notes and interest after maturity shall be due and payable upon demand.
     SECTION 2.3. LIBOR PORTIONS;. Each LIBOR Portion shall bear interest (which the Borrowers promise to pay at the times herein provided) for each Interest Period selected therefor at a rate per annum determined by adding the LIBOR Margin to the Adjusted LIBOR Rate for such Interest Period, provided that if any LIBOR Portion is not paid when due (whether by lapse of time, acceleration or otherwise), such Portion shall bear interest (which the Borrowers promise to pay at the times hereinafter provided), whether before or after judgment, and until payment in full thereof, through the end of the Interest Period then applicable thereto at the rate per annum determined by adding 2% to the interest rate otherwise applicable thereto and effective at the end of such Interest Period, such LIBOR Portion shall automatically be converted into and added to the Domestic Rate Portion and shall thereafter bear interest at the interest rate applicable to the Domestic Rate Portion after default. Interest on each LIBOR Portion shall be due and payable on the last day of each Interest Period applicable thereto (provided that if any Interest Period is longer than three months, then interest on the LIBOR Portion having such Interest Period shall be due and payable on the date occurring every three months after the date such Interest Period began and on the last day of such Interest Period), and interest after maturity shall be due and payable upon demand. The Company, on behalf of the relevant Borrower, shall notify the Agent on or before 10:00 a.m. Chicago time on the third Business Day preceding the end of an Interest Period applicable to a LIBOR Portion whether such LIBOR Portion is to continue as a LIBOR Portion, in which event the Company shall notify the Agent of the new Interest Period selected therefor, and in the event the Company shall fail to so notify the Agent, such LIBOR Portion shall automatically be converted into and added to the Domestic Rate Portion as of and on the last day of such Interest Period. The Agent shall promptly notify each Lender of each notice received from the Company pursuant to the foregoing provisions. Anything contained herein to the contrary notwithstanding, the obligation of the Lenders to create, continue or effect by conversion any LIBOR Portion shall be conditioned upon the fact that at the time no Default or Event of Default shall have occurred and be continuing.
     SECTION 2.4. MANNER OF RATE SELECTION;. The Company, on behalf of the relevant Borrower, shall notify the Agent by 10:00 a.m. Chicago time at least three Business Days prior to the date upon which it requests that any LIBOR Portion be created or that any part of the Domestic Rate Portion be converted into a LIBOR Portion (such notice to specify in each instance the amount thereof and the Interest Period selected therefor) and the Agent shall advise each Lender of each such notice by 12:00 Noon Chicago time on the same Business Day it receives such notice. If any request is made to convert a LIBOR Portion into the Domestic Rate Portion, such conversion shall only be made so as to become effective as of the last day of the Interest Period applicable thereto. All requests for the creation, continuance or conversion of Portions under this Agreement shall, subject to Section 2.6 hereof, be irrevocable.
     SECTION 2.5. CHANGE OF LAW;. Notwithstanding any other provisions of this Agreement or the Revolving Credit Notes, if at any time a Lender shall determine in good faith that any change in applicable laws, treaties or regulations or in the interpretation thereof makes it unlawful for such Lender to create or continue to maintain LIBOR Portions, it shall promptly so notify the Agent (which shall in turn promptly notify the Company and the other Lenders) and the obligation of such Lender to create, continue or maintain any LIBOR Portion under this Agreement shall terminate until it is no longer unlawful for such Lender to create, continue or maintain LIBOR Portions. The Borrowers on demand, shall, if the continued maintenance of a LIBOR Portion is unlawful, thereupon prepay the outstanding principal amount of the LIBOR Portions, together with all interest accrued thereon and all other amounts payable to the affected Lenders with respect thereto under this Agreement; PROVIDED, HOWEVER, that the Company, on behalf of the relevant Borrower, may instead elect to convert the principal amount of the affected LIBOR Portion into the Domestic Rate Portion, subject to the terms and conditions of this Agreement.
     SECTION 2.6. UNAVAILABILITY OF DEPOSITS OR INABILITY TO ASCERTAIN THE ADJUSTED LIBOR RATE;. Notwithstanding any other provision of this Agreement or the Revolving Credit Notes, if prior to the commencement of any Interest Period, any Lender shall either (a) inform the Agent that such Lender has determined that United States dollar deposits in the amount of any LIBOR Portion scheduled to be outstanding during such Interest Period are not readily available to such Lender in the offshore interbank market or (b) advise the Agent that LIBOR as determined by the Agent will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Portion for such Interest Period, the Agent shall promptly give notice thereof to the Company and each other Lender and the obligations of the Lenders to create, continue or effect by conversion any LIBOR Portion in such amount and for such Interest Period shall terminate until United States dollar deposits in such amount and for the Interest Period selected by the Company shall again be readily available in the offshore interbank market.
     SECTION 2.7. TAXES AND INCREASED COSTS;. With respect to the LIBOR Portions, if any Lender shall determine in good faith that any change in any applicable law, treaty, regulation or guideline (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or any new law, treaty, regulation or guideline, or any interpretation of any of the foregoing by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over such Lender or its lending branch or the Portions contemplated by this Agreement (whether or not having the force of law) shall:
          (i) impose, increase, or deem applicable any reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, or any other acquisition of funds or disbursements by, such Lender which is not in any instance already accounted for in computing the Adjusted LIBOR Rate;
          (ii) subject such Lender, the LIBOR Portions or a Revolving Credit Note to the extent it evidences such Portions, to any tax (including, without limitation, any United States interest equalization tax or similar tax however named applicable to the acquisition or holding of debt obligations and any interest or penalties with respect thereto), duty, charge, stamp tax, fee, deduction or withholding in respect of this Agreement, any LIBOR Portion or a Revolving Credit Note to the extent it evidences such a Portion, except such taxes as may be measured by the overall net income or gross receipts of such Lender or its lending branches and imposed by the jurisdiction, or any political subdivision or taxing authority thereof, in which such Lender's principal executive office or its lending branch is located;
          (iii) change the basis of taxation of payments of principal and interest due from any Borrower to such Lender hereunder or under a Revolving Credit Note to the extent it evidences any LIBOR Portion (other than by a change in taxation of the overall net income or gross receipts of such Lender); or
          (iv) impose on such Lender any penalty with respect to the foregoing or any other condition regarding this Agreement, its disbursement, any LIBOR Portion or a

     Revolving Credit Note to the extent it evidences any LIBOR Portion;
and such Lender shall determine that the result of any of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to such Lender of creating or maintaining any LIBOR Portion hereunder or to reduce the amount of principal or interest received or receivable by such Lender, then the Borrowers shall pay on demand to the Agent for the account of such Lender from time to time as specified by such Lender such additional amounts as such Lender shall reasonably determine are sufficient to compensate and indemnify it for such increased cost or reduced amount. If a Lender makes such a claim for compensation, it shall provide to the Company a certificate setting forth in reasonable detail the computation of the increased cost or reduced amount as a result of any event mentioned herein and such certificate shall be deemed prima facie correct.
     SECTION 2.8. FUNDING INDEMNITY;. In the event any Lender shall incur any loss, cost or expense (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired or contracted to be acquired by such Lender to fund or maintain its part of any LIBOR Portion or the relending or reinvesting of such deposits or other funds or amounts paid or prepaid to such Lender but not including a loss of profit), as a result of:
          (i) any payment of a LIBOR Portion on a date other than the last day of the then applicable Interest Period for any reason, whether before or after default, and whether or not such payment is required by any provisions of this Agreement; or
          (ii) any failure by any Borrower to create, borrow, continue or effect by conversion a LIBOR Portion on the date specified in a notice given pursuant to this Agreement unless such failure results from such Lender's inability or unwillingness pursuant to Sections 2.5 or 2.6 hereof to create, continue or effect by conversion such LIBOR Portion;
then upon the demand of such Lender, the Borrowers shall pay on demand to the Agent for the account of such Lender such amount as will reimburse such Lender for such loss, cost or expense. If a Lender requests such a reimbursement, it shall provide the Company with a certificate setting forth in reasonable detail the computation of the loss, cost or expense giving rise to the request for reimbursement and such certificate shall be deemed prima facie correct.
     SECTION 2.9. LENDING BRANCH;. Each Lender may, at its option, elect to make, fund or maintain its loans hereunder at the branches or offices specified on the signature pages hereof or on any Assignment Agreement executed and delivered pursuant to Section 12.18 hereof or at such other of its branches or offices as such Lender may from time to time elect.
     SECTION 2.10. CHANGE OF LENDING BRANCH;. Each Lender agrees that, as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that would cause it to be affected under
Section 2.5, 2.6 or 2.7 hereof, such Lender will, after notice to the Company, use its best efforts to create, fund or maintain the affected LIBOR Portion, through another lending office of such Lender if as a result thereof the unlawfulness which would otherwise require payment of such Portion pursuant to
Section 2.5 hereof would cease to exist or the circumstances which would otherwise terminate such Lender's obligation to create such Portion under
Section 2.6 hereof would cease to exist or the increased costs which would otherwise be required to be paid in respect of such Portion pursuant to Section
2.7 hereof would be materially reduced, and if, as determined by such Lender, in its sole discretion, the creating, funding or maintaining of such Portion, as the case may be, through such other lending office would not otherwise adversely affect such Portion or such Lender. The Borrowers hereby agree to pay all reasonable expenses incurred by each such Lender in utilizing another lending office pursuant to this Section 2.10.
     SECTION 2.11. DISCRETION OF LENDERS AS TO MANNER OF FUNDING;. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its share of its Revolving Credit Notes in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder (including determinations under Sections 2.6, 2.7 and 2.8 hereof) shall be made as if each such Lender had actually funded and maintained each LIBOR Portion during each Interest Period applicable thereto through the purchase of deposits in the offshore interbank market in the amount of its share of such LIBOR Portion, having a maturity corresponding to such Interest Period and bearing an interest rate equal to LIBOR for such Interest Period.
     SECTION 2.12. COMPUTATION OF INTEREST;. All interest on the Revolving Credit Notes and unless otherwise stated herein, all fees, charges and commissions due hereunder, shall be computed on the basis of a year of 360 days for the actual number of days elapsed.
     SECTION 2.13. INTEREST RATE AND EXCHANGE RATE PROTECTION.;. Any one or more of the Borrowers may hedge its interest rate risk, commodity price risk and exchange rate risk through the use of one or more Hedging Arrangements for time periods and with such parties (who need not be Lenders) as such Borrower elects, with such Borrower's obligations to any such party who is a Lender in connection with such Hedging Arrangements not to constitute usage of the Commitment of such Lender. No Lender not a party to a Hedging Arrangement shall participate in any risk in connection therewith; PROVIDED, HOWEVER, that the Hedging Liability shall be secured by the Collateral.
     SECTION 2.14.  CAPITAL ADEQUACY;.  If any Lender shall
determine that any applicable law, rule or regulation regarding capital adequacy instituted after the date hereof, or any change in the interpretation or administration of any applicable law, rule or regulation regarding capital adequacy by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by such Lender (or its lending office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder or the Letters of Credit or credit extended by it hereunder to a level below that which such Lender could have achieved but for such law, rule, regulation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time as specified by such Lender the Borrowers shall pay on demand such additional amount or amounts as will compensate such Lender for such reduction. A certificate of any Lender claiming compensation under this Section 2.14 and setting forth the additional amount or amounts to be paid to it hereunder in reasonable detail shall be prima facie evidence thereof. In determining such amount, such Lender may use any reasonable averaging and attribution methods.
SECTION 3.  FEES, PAYMENTS, REDUCTIONS, APPLICATIONS AND NOTATIONS;.
     SECTION 3.1. COMMITMENT FEE;. For the period from the date hereof to and including the Termination Date, the Borrowers shall pay to the Agent for the account of the Lenders a commitment fee at the rate of 1/2 of 1% per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) on the average daily unused amount of the Commitments hereunder (whether or not available). Such fee is payable in arrears on the last day of each calendar quarter (commencing with the first of such dates after the date hereof) and on the Termination Date.
     SECTION 3.2. AGENT'S FEES;. On the date of the initial extension of credit hereunder and on each yearly anniversary date thereof when any credit, or commitment to extend credit, is outstanding hereunder, the Borrowers shall pay to the Agent for its own use and benefit an agent's fee in the amount set forth in the July 13, 1994 letter to the Company from the Lenders signatory hereto.
     SECTION 3.3. LETTER OF CREDIT FEES;. On the date of issuance or extension, or increase in the amount, of any Letter of Credit pursuant to
Section 1.3 hereof, the Borrowers shall pay to the Agent for its own use and benefit an issuance fee equal to 1/4 of 1% (0.25%) of the face amount of (or of the increase in the face amount of) such Letter of Credit. Quarterly in arrears, on the last day of each calendar quarter (commencing on the first of such dates after the date hereof), the Borrowers shall pay to the Agent, for the ratable benefit of the Lenders in accordance with their Percentages, a letter of credit fee at a rate per annum equal to the LIBOR Margin in effect during each day of such quarter applied to the daily average face amount of Letters of Credit outstanding during such quarter. In addition, the Borrowers shall pay to the Agent for its own use and benefit the Agent's standard drawing, negotiation, amendment and other administrative fees for each Letter of Credit (whether a Commercial Letter of Credit or Standby Letter of Credit). Such standard fees referred to in the immediately preceding sentence may be established by the Agent from time to time.
     SECTION 3.4. AUDIT FEES;. The Borrowers shall pay to the Agent for its own use and benefit charges for audits of the Collateral by the Agent in such amounts as the Agent may from time to time request (the Agent acknowledging and agreeing that such charges shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits actually performed by it); PROVIDED, HOWEVER, that in the absence of any Default or Event of Default, the Borrowers shall not be required to reimburse the Agent for more than two such audits per year; FURTHER PROVIDED, HOWEVER, that if and so long as no Default or Event of Default shall occur or be continuing and no amount is outstanding under the Revolving Credit, not more than one such audit may be conducted in any period of twelve consecutive calendar months.
     SECTION 3.5. VOLUNTARY PREPAYMENTS;. Subject to the further provisions of this Section 3.5, the Borrowers shall have the privilege of prepaying the Revolving Credit Notes in whole or in part (but, if in part, then in an amount not less than $1,000,000 or a whole multiple thereof) at any time (except that each prepayment of a LIBOR Portion must be made on the last day of its Interest Period) upon three Business Days' prior written notice from the Company (which need not be joined in by any Borrower) to the Agent (such notices, if received subsequent to 10:00 a.m. Chicago time on a given day, to be treated as though received at the opening of business on the next Business Day), which shall promptly so notify the Lenders, by paying to the Agent for the account of the Lenders the principal amount to be prepaid and (i) all accrued interest thereon to the date fixed for prepayment and (ii) if such a prepayment prepays the Revolving Credit Notes in full, any commitment fees which have accrued and are unpaid.
     SECTION 3.6. MANDATORY PREPAYMENT UPON BORROWING BASE DEFICIENCY;. In the event that the aggregate amount outstanding on the Revolving Loans to a Borrower, and the L/C Obligations in respect of Letters of Credit issued for such Borrower's sole or joint account, shall at any time and for any reason exceed such Borrower's Available Borrowing Base as then determined and computed, the Borrowers shall immediately and without notice or demand pay over the amount of the excess to the Agent as and for a mandatory prepayment on the Revolving Credit Notes or, if the Revolving Loans have been prepaid in full but L/C Obligations are outstanding, then and in any such event, such excess shall be paid over to the Agent to be applied against, or held as collateral security for, as applicable, such L/C Obligations. Each such repayment shall be accompanied by accrued interest on the amount prepaid to the date of such prepayment together with any amount due the Lenders under Section
2.8 hereof.
     SECTION 3.7. VOLUNTARY TERMINATIONS;. The Borrowers shall have the privilege upon notice from the Company (which need not be joined in by any Borrower) to the Agent (which shall promptly notify the Lenders) received on or before 10:00 a.m. Chicago time at least five Business Days before the Termination Date to ratably terminate the Commitments in whole or in part (but if in part then in the amount of $5,000,000 or such greater amount which is an integral multiple of $500,000). All partial terminations of the Commitments hereunder shall automatically reduce the L/C Commitment hereof in each case as from time to time in effect hereunder, by the same percentage as the percentage termination in the Commitments. Not later than the termination date stated in such notice, there shall be made such payments to the Agent as may be necessary to reduce the sum of the aggregate outstanding principal amount of the Revolving Loans and L/C Obligations to the amount to which the Commitments have been reduced, together with (x) any amount due the Lenders under Section 2.8 hereof and (y) in the case of a termination in whole, all interest, fees and other amounts due on the Obligations. The foregoing to the contrary notwithstanding,
(i) no termination of the Revolving Credit may be effected hereunder if as a result thereof the outstanding aggregate amount of Letters of Credit would exceed the L/C Commitment as reduced by such termination and (ii) the Commitments may not be terminated below $100,000 except concurrently with their termination in whole. No termination of the Commitments may be reinstated.
     SECTION 3.8. PLACE AND APPLICATION;. All payments of principal, interest and fees shall be made to the Agent at its office 111 West Monroe Street, Chicago, Illinois (or at such other place as the Agent may specify) in immediately available and freely transferable funds at the place of payment.
All such payments shall be made without setoff or counterclaim and without reduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by any government or political subdivision or taxing authority thereof. Payments received by the Agent after 12:00 Noon Chicago time shall be deemed received as of the opening of business on the next Business Day. Except as herein provided, all payments shall be received by the Agent for the ratable account of the Lenders and shall be promptly distributed by the Agent to the Lenders in accordance with their Percentages. Unless the Company otherwise directs, payments shall be deemed first applied to the Domestic Rate Portion until payment in full thereof, with any balance applied to the LIBOR Portions in the order in which their Interest Periods expire. Any amount prepaid on the Revolving Credit Notes may, subject to all of the terms and conditions hereof, be borrowed, repaid and borrowed again. All payments (whether voluntary or required) shall be accompanied by any amount due the Lenders under Section
2.8 hereof, but no acceptance of such a payment without requiring payment of amounts due under Section 2.8 shall preclude a later demand by the Lenders for any amount due them under Section 2.8 in respect of such payment.
          Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Obligations and all proceeds of the Collateral received, in each instance, by the Agent or any of the Lenders after the occurrence of an Event of Default shall be remitted to the Agent and distributed as follows:
          (a) first, to the payment of any outstanding costs and expenses incurred by the Agent in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral or by the Agent in protecting, preserving or enforcing rights under the Loan Documents, and in any event all costs and expenses of a character which the Borrowers have agreed to pay under Section 12.5 hereof (such funds to be retained by the Agent for its own account unless the Agent has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Agent);
          (b) second, to the payment of any outstanding interest or other fees or amounts due under the Revolving Credit Notes and the other Loan Documents, in each case other than for principal or in reimbursement or collateralization of L/C Obligations, ratably as among the Agent and the Lenders in accord with the amount of such interest and other fees or amounts owing each;
          (c) third, to the payment of the principal of the Revolving Credit Notes and any unpaid Reimbursement Obligations and to the Agent to be held as collateral security for any other L/C Obligations (until the Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), the aggregate amount paid to or held as collateral security for the Lenders to be allocated pro rata as among the Lenders in accordance with the then respective aggregate unpaid principal balances of their Revolving Loans and interests in the Letters of Credit;
          (d) fourth, to the Agent and the Lenders ratably in accordance with the amounts of any other indebtedness, obligations or liabilities of the Acme Group owing to each of them and secured by the Collateral Documents (other than those described in clause (e) below) unless and until all such indebtedness, obligations and liabilities have been fully paid and satisfied;
          (e)   fifth, to the payment of the Hedging Liability (if

     any), pro rata as among the Lenders to whom such Hedging Liability is owed in accordance with the then respective unpaid amounts of such Liability; and
          (f) sixth, to the Company on behalf of the Acme Group (each Borrower hereby agreeing that its recourse for its share of such payment shall be to the Company and not the Agent or any Lender) or whoever else may be lawfully entitled thereto.
In the event that the amount of any Hedging Liability is not fixed and determined at the time any funds are to be allocated thereto pursuant to the above provisions, such funds so allocated shall be held by the Agent as collateral security until such Hedging Liability is fixed and determined and the same shall then be applied to the Hedging Liability, with any surplus reallocated among the Lenders to cover any deficiency which would not have existed had the exact amount of the Hedging Liability been known at the time such funds were originally distributed.
     SECTION 3.9. NOTATIONS AND REQUESTS;. All Borrowings made against the Revolving Credit Notes, the Borrower which made such Borrowings, the status of all amounts evidenced by the Revolving Credit Notes as constituting part of the Domestic Rate Portion or a LIBOR Portion and the rates of interest and Interest Periods applicable to such Portions shall be recorded by the Lenders on their books or, at their option in any instance, endorsed on the reverse side of the Revolving Credit Notes and the unpaid principal balances and status, rates and Interest Periods so recorded or endorsed by the Lenders shall be prima facie evidence in any court or other proceeding brought to enforce the Revolving Credit Notes of the principal amount remaining unpaid thereon, the Borrower which made the Borrowings evidenced thereby, the status of such Borrowings and the interest rates and Interest Periods applicable thereto. Prior to any negotiation of any Revolving Credit Note, the Lender holding such Revolving Credit Note shall endorse thereon the status of all amounts evidenced thereby as constituting part of a Domestic Rate Portion or LIBOR Portion and the rates of interest and the Interest Periods applicable thereto.
     SECTION 4.  THE COLLATERAL;.
     SECTION 4.1. COLLATERAL;. The Revolving Credit Notes and the other Obligations shall be secured by valid and perfected first Liens on all inventory and accounts receivable of the Borrowers, together with all instruments, chattel paper and intangibles of the Borrowers related thereto, (the foregoing being hereinafter referred to collectively as the "COLLATERAL") pursuant to a separate Security Agreement, one from each Borrower, each in substantially the form of Exhibit C attached hereto (such Security Agreements as the same may be modified or amended from time to time being herein referred to collectively as the "SECURITY AGREEMENTS" and individually as a "SECURITY AGREEMENT").
     SECTION 4.2. FURTHER ASSURANCES. ; The Acme Group agrees that it will from time to time at the request of the Agent or the Required Lenders execute and deliver such documents and do such acts and things as the Agent or the Required Lenders may reasonably request in order to provide for or perfect such Liens on the Collateral.
     SECTION 5.  REPRESENTATIONS AND WARRANTIES;.
          The Acme Group represents and warrants to the Lenders as follows:
     SECTION 5.1.  ACME GROUP'S ORGANIZATION, LICENSES AND AUTHORIZATIONS;.
Each member of the Acme Group is duly organized and existing under the laws of the state of its incorporation, and is duly licensed or qualified to do business in each jurisdiction (a) where it maintains an office, (b) where any of its Properties subject to the Lien of the Collateral Documents are located, (c) where a Lien on such Properties is required to be perfected, or (d) where the failure, either singly or in the aggregate, to be so licensed or qualified would have a material adverse effect on its business, operations or assets, and has all corporate power, and material licenses, franchises, permits and other governmental authorizations and approvals necessary to carry on its present business.
     SECTION 5.2. ACME GROUP'S POWER AND AUTHORITY;. Each member of the Acme Group has full right, power and authority to enter into this Agreement, to make the borrowings herein provided for, to issue the Revolving Credit Notes in evidence thereof, to execute and deliver the Loan Documents executed by it and to perform each and all of the matters and things herein and therein provided for. This Agreement, the Revolving Credit Notes (when issued) and the other Loan Documents have been duly authorized, executed and delivered by each member of the Acme Group which is a party thereto and constitute valid and binding obligations of each member of the Acme Group which is a party thereto enforceable in accordance with their terms. This Agreement and the other Loan Documents do not, nor will the performance or observance by any member of the Acme Group of any of the matters and things herein or therein provided for, contravene any provision of law or any charter or by-law provision of any member of the Acme Group or contravene in any material respect any covenant, indenture or agreement of or affecting any member of the Acme Group or any of its Properties.
     SECTION 5.3. SUBSIDIARIES;. Schedule 5.3 (as updated from time to time pursuant to Sections 7.5(a)(vi) and 7.12(g)) hereto identifies each Subsidiary of each member of the Acme Group, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by such member of the Acme Group and its Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. Each Subsidiary of each member of the Acme Group is duly incorporated and existing in good standing as a corporation under the laws of the jurisdiction of its incorporation, has all necessary corporate power to carry on its present business, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the Property owned or leased by it makes such licensing or qualification necessary and in which the failure to be so licensed or qualified would have a material adverse effect on the financial condition, or the Property, business or operations, of such Subsidiary. All of the issued and outstanding shares of capital stock of each Subsidiary of each member of the Acme Group are validly issued and outstanding and fully paid and nonassessable. All such shares owned by a member of the Acme Group are owned beneficially, and of record, free of any Lien, except for (i) Liens on the capital stock of the Company's direct Subsidiaries to secure its obligations in respect of the Senior Notes, (ii) Liens on the capital stock of the direct subsidiaries of Acme Packaging to secure its obligations in respect of the Senior Notes and (iii) Liens on the capital stock of the direct subsidiaries of Acme Steel to secure its obligations in respect of the Senior Notes.
     SECTION 5.4. GOOD TITLE;. Each member of the Acme Group has good and defensible title to its assets as reflected on the consolidated balance sheet of the Acme Group dated as of December 26, 1993 (except for sales by members of the Acme Group in the ordinary course of their respective businesses), subject to no Liens other than such thereof (i) as are permitted by Section 7.12 hereof and
(ii) as do not materially affect the value of such assets as reflected in such financial statements and do not materially interfere with the use made and proposed to be made of such assets by the Acme Group and its Subsidiaries.
     SECTION 5.5. REGULATION U;. No member of the Acme Group is engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System). No member of the Acme Group will use the proceeds of any Revolving Credit Loan or Letter of Credit in a manner that violates any provision of Regulation U or X of the Board of Governors of the Federal Reserve System.
     SECTION 5.6. FINANCIAL REPORTS;. The annual report of the Company and its Subsidiaries for the year ended December 26, 1993, including consolidated balance sheets as of December 26, 1993 and a consolidated statement of cash flows for the year then ended, prepared by the Company and certified by Price Waterhouse, and the interim consolidated and consolidating balance sheets of the Company and its Subsidiaries as at June 26, 1994 and consolidated and consolidating statements of cash flows for the six months then ended prepared by the Company and heretofore furnished to the Lenders, all as heretofore presented to the Lenders, fairly present the financial condition of the Company and its Subsidiaries as at said dates and the results of operations for the periods covered thereby. Since June 26, 1994, there has been no material adverse change in the condition, financial or otherwise, or business prospects of any member of the Acme Group. As of the date hereof, no member of the Acme Group has any contingent liabilities which are material to it other than as indicated on said financial statements or in the Registration Statement.
     'SECTION 5.7. LITIGATION; NO LABOR CONTROVERSIES';. Except to the extent set forth in the Registration Statement, as amended from time to time, there is no litigation or governmental proceeding pending, nor to the best knowledge of any member of the Acme Group threatened, against any member of the Acme Group or any of their respective Subsidiaries which if adversely determined would result in any material adverse change in the financial condition or Properties, business or operations of any member of the Acme Group. All federal income tax returns applicable to the Acme Group have been filed when due (after giving effect to any lawful extensions); and except to the extent set forth in the Registration Statement, no material objections to or controversies in respect of the United States federal income tax returns of any member of the Acme Group are pending or, to the best knowledge of any member of the Acme Group threatened.
     (b) There are no labor controversies pending or, to the knowledge of any member of the Acme Group threatened, against any member of the Acme Group or any of their respective Subsidiaries which could (insofar as any member of the Acme Group may reasonably foresee) materially adversely affect the business, operations, property or financial or other condition of any member of the Acme Group.
     SECTION 5.8. APPROVALS;. No authorization, consent, license, exemption, filing or registration with any court or governmental department, agency or instrumentality, is necessary to the valid execution and delivery of, or presently necessary to the performance by any member of the Acme Group of this Agreement or any other Loan Document to which it is a party, except for such thereof as have been obtained and are in full force and effect.
     SECTION 5.9. AFFILIATES;. No member of the Acme Group is a party to any contracts or agreements with any of its Affiliates (excluding other members of the Acme Group and Wabush) on terms and conditions which are less favorable in any material respect to such member than would be usual and customary in similar contracts or agreements between persons, firms or corporations not affiliated with each other.
     SECTION 5.10. ERISA;. Each member of the Acme Group and its ERISA Affiliates are in compliance in all material respects with the IRC and ERISA to the extent applicable to them and have received no notice to the contrary from the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation ("PBGC"); as of January 1, 1993, the liability of the Acme Group and its ERISA Affiliates to the PBGC in respect of unfunded employee benefit plan liabilities would not have been in excess of $31,000,000 if all employee benefit plans covering any officers or employees of the Acme Group and its ERISA Affiliates had been terminated as of such date. No member of the Acme Group nor any ERISA Affiliate has (i) failed to make a required contribution or payment of a "MULTIEMPLOYER PLAN" (as defined in Section 4001(a)(3) of ERISA) or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a multiemployer plan. No member of the Acme Group nor any ERISA Affiliate maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment (other than as required under Section 601 of ERISA) which could result in a material obligation to pay money, except such as were recorded as a result of the Acme Group's adoption of Financial Accounting Standard No. 106 ("Accounting for Postretirement Benefits Other Than Pensions").
     SECTION 5.11. GOVERNMENT REGULATION;;. No member of the Acme Group nor any of their respective Subsidiaries is an "investment company" nor a company "controlled" by an "investment company organized or otherwise created under the laws of the United States or of a State" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.
     SECTION 5.12. ENVIRONMENTAL REQUIREMENTS;. Except as set forth in the Registration Statement, the Acme Group and its Subsidiaries are in compliance in all material respects with all applicable state and federal environmental, health and safety statutes and regulations, including, without limitation, regulations promulgated under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 ET SEQ. and, to the best knowledge of the Acme Group, have not acquired, incurred or assumed, directly or indirectly, any material contingent liability in connection with the release of any toxic or hazardous waste or substance (including petroleum) into the environment. No member of the Acme Group nor any of their respective Subsidiaries is the subject of any evaluation, investigation, action or other proceeding under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Sections 9601 ET SEQ.
     SECTION 5.13. RELIANCE;. No written information, exhibit or report furnished by or on behalf of any member of the Acme Group to the Agent or any Lender in connection with this Agreement or any other Loan Document contains any material misstatement of fact or, when taken as a whole, omits to state a material fact or any fact necessary to make the statements contained therein not misleading.

     'SECTION 5.14. NO BURDENSOME RESTRICTIONS; COMPLIANCE WITH AGREEMENTS';.
No member of the Acme Group nor any of their respective Subsidiaries is (a) party or subject to any law, regulation, rule or order, or any Contractual Obligation that (individually or in the aggregate) materially adversely affects, or would reasonably be expected to so affect, the business, operations, Property, condition (financial or otherwise) or prospects of any member of the Acme Group or (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default materially adversely affects, or would reasonably be expected to affect, the business, operations, Property or financial or other condition of any member of the Acme Group.
     SECTION 6.   CONDITIONS PRECEDENT;.
     SECTION 6.1. ALL ADVANCES;. The obligation of the Lenders to make any Revolving Loan or other financial accommodation to a Borrower under the Revolving Credit (including the first such accommodation) shall also be subject to the conditions precedent that as of the time of the making of each such accommodation under the Revolving Credit:
          (a) each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct as of said time, except to the extent the same expressly relate to an earlier date;
          (b) the Acme Group shall be in compliance with all of the terms and conditions hereof and of the other Loan Documents, and no Default or Event of Default shall have occurred and be continuing;
          (c) after giving effect to such extension of credit to the relevant Borrower, (i) the aggregate principal amount of all Revolving Loans and L/C Obligations outstanding under the Revolving Credit shall not exceed the lesser of (x) the Commitments then in effect and (y) the Available Borrowing Base of all the Borrowers as then determined and computed and
     (ii) the aggregate principal amount of the Revolving Loans made to such Borrower and L/C Obligations in respect of Letters of Credit issued for such Borrower's account shall not exceed such Borrower's Available Borrowing Base as then determined and computed;
          (d) such extension of credit shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Agent or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect; and
          (e) in the case of the issuance of any Letter of Credit, the Agent shall have received a properly completed Application therefor and, in the case of an extension or increase in the amount of the Letter of Credit, the Agent shall have received a written request therefor, in a form acceptable to the Agent, with such Application or written request, in each case to be accompanied by the fees required by this Agreement.
Any request made by the Acme Group to the Agent for credit hereunder shall be deemed to constitute a representation and warranty that the foregoing statements are true and correct.
     SECTION 6.2. INITIAL ADVANCE;. At or prior to the time of the initial Revolving Loan or other financial accommodation under the Revolving Credit, the following conditions precedent shall also have been satisfied:
         (a) the Agent shall have received the following for the account of the Lenders (each to be properly executed and completed) and the same shall have been approved as to form and substance by all of the Lenders:
               (i)  the Revolving Credit Notes;
               (ii) a Security Agreement for each Borrower and the UCC financing statements requested by the Agent in connection therewith;
               (iii) copies (executed or certified as may be appropriate) of resolutions of the Board of Directors of each member of the Acme Group authorizing the execution, delivery and performance of the Loan Documents to which it is a party and all other documents relating thereto;
               (iv) an incumbency certificate containing the name, title and genuine signature of each member of the Acme Group's Authorized Representatives;
               (v) a good standing certificate for each member of the Acme Group, dated as of a date no earlier than thirty days prior to the date hereof, from the appropriate governmental offices in the jurisdiction of its incorporation;
               (vi) articles of incorporation and by-laws for each member of the Acme Group certified by such member's corporate Secretary or other appropriate officer;
               (vii) evidence of the maintenance of insurance by the Acme Group as required hereby or by the Collateral Documents;
               (viii)  the Intercreditor Agreement; and
                 (ix) copies of all other instruments and documents evidencing or setting forth terms and conditions applicable to the Senior Notes; and
         (b) the UCC financing statements requested in connection with the Security Agreements shall have been duly filed in the manner required by law so as to reflect the security interest granted by the Security Agreements, to the extent such perfection can be effected by the filing of UCC financing statements;
         (c) the Lenders shall have received a certificate in substantially the form of Exhibit E setting forth the computation of the Available Borrowing Base of each Borrower as of such time.
         (d) the Agent and the Lenders shall have received evidence in form and substance satisfactory to them that the Company shall have received proceeds of the financing described in the Registration Statement (other than the credit available hereunder);
         (e) the Agent and the Lenders shall have received a certificate from the Company in form and substance satisfactory to them that the Company shall have entered into a definitive contract with a general contractor covering engineering, procurement and construction related to the Modernization Project consistent with the description of such contract in the Registration Statement;
         (f) the indebtedness of the Company evidenced by those certain 9.5% Senior Notes, Series A of the Company, dated October 16, 1989, as amended and due October 30, 1999 shall have been paid in full;
         (g) the indebtedness of the Company evidenced by those certain 9.35% Senior Notes, Series B of the Company, dated October 16, 1989, as amended and due October 30, 1996 shall have been paid in full; and
         (h) all legal matters incident to the transactions contemplated hereby shall be acceptable to the Lenders and their counsel and the Agent shall have received for the account of the Lenders the favorable written opinion of counsel to the Acme Group in substantially the form of Exhibit D hereto and otherwise in form and substance satisfactory to the Lenders and their counsel.
    SECTION 6.3. PRIOR CREDIT FACILITIES. The proceeds of the initial Borrowing of Revolving Loans shall be used to pay in full all outstanding "OBLIGATIONS" under the Prior Credit Agreement. The Lenders party to the Prior Credit Agreement and the Acme Group agree that concurrently with the effectiveness of this Agreement and any such Revolving Loan hereunder, the Prior Credit Agreement shall terminate and all "OBLIGATIONS" outstanding thereunder shall (if any) shall be due and payable.
     SECTION 7.  COVENANTS;.
          The Acme Group agrees that, so long as any credit is available to or in use by or any amount is owing by the Borrowers hereunder, except to the extent compliance in any case or cases is waived in writing by the Required
Lenders:
     SECTION 7.1. MAINTENANCE OF BUSINESS AND COMPLIANCE WITH LAWS;. The Acme Group will, and will cause each Subsidiary to, preserve and keep in force and effect, its corporate existence and all material leases, licenses and permits necessary to the proper conduct of its and their respective businesses. The Acme Group shall comply with all laws, orders, regulations and ordinances of any federal, foreign, state or local governmental authority (including, without limitation, all laws regarding public health or welfare, environmental protection, water or air pollution, composition of products, underground storage tanks, toxic substances or chemicals, solid and special wastes, hazardous wastes, substances materials or chemicals, waste, used, or recycled oil, asbestos, occupational health and safety, nuisances, trespass and negligence), except for such laws, orders, regulations and ordinances the violation of which would not, in the aggregate, have a material adverse effect on any member of the Acme Group's financial condition, results of operations or business or the Acme Group's ability to perform its obligations hereunder or in connection herewith. The Lenders shall not assume or be deemed to assume any responsibility, liability or obligations with respect to compliance with any federal, state, or local environmental law, rule, regulation, order, permit, license, ordinance, judgment or decree.
     SECTION 7.2. MAINTENANCE OF PROPERTY;. The Acme Group will maintain, preserve and keep its plant, Properties and equipment in good repair, working order and condition (ordinary wear and tear excepted), will from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all times the overall efficiency thereof shall be preserved and maintained, and will cause each Subsidiary so to do in respect of its plant, Properties and equipment.
     SECTION 7.3. TAXES AND ASSESSMENTS;. The Acme Group will duly pay and discharge, and will cause each Subsidiary to duly pay and discharge, all taxes, rates, assessments, fees and governmental charges upon or against the Acme Group or any Subsidiary or against their respective Properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.
     SECTION 7.4. INSURANCE;. The Acme Group will insure and keep insured, and will cause each Subsidiary to insure and keep insured, with good and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by companies similarly situated and in amounts usually insured by companies similarly situated and operating like Properties; and the Acme Group will insure, and cause each Subsidiary to insure, such other hazards and risks (including employers' and public and product liability risks) with good and responsible insurance companies as and to the extent usually insured by companies similarly situated and conducting similar businesses. The Acme Group shall in any event maintain insurance on the Collateral to the extent required by the Collateral Documents. The Acme Group will upon request of the Agent furnish a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section 7.4.
     SECTION 7.5. FINANCIAL REPORTS AND RIGHTS OF INSPECTION;. (a) The Acme Group will, and will cause each Subsidiary to, maintain internal accounting controls which provide reasonable assurance that (w) transactions are executed in accordance with management's authorization, (x) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (y) access to its assets is permitted only in accordance with management's authorization and (z) the reported accountability for its assets is compared with existing assets at reasonable intervals with GAAP, and will furnish to the Agent and each Lender such information respecting the business, financial condition, assets and liabilities (whether absolute or contingent) of the Acme Group and its Subsidiaries as the Agent or such Lender may reasonably request; and without any request, will furnish to the Agent (which shall promptly provide copies to the Lenders):
         (i) within sixty (60) days after the end of each of the first three quarterly fiscal periods of the Company, a copy of the Company's Form 10-Q Report filed with the SEC;
        (ii) within sixty (60) days after the end of each of the four quarterly fiscal periods of the Company, the consolidated and consolidating balance sheet of the Acme Group and its Subsidiaries as of the end of such quarterly period and a related consolidated and consolidating statements of income, retained earnings and cash flows of the Acme Group and its Subsidiaries for such quarterly fiscal period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, all of which shall be prepared by the Company and certified by the Chief Financial Officer of the Company as being prepared, to the best of his knowledge, in accordance with GAAP (except for footnotes and other related disclosures);
       (iii) within one hundred twenty (120) days after the end of each fiscal year of the Company, a copy of the Company's Form 10-K Report filed with the SEC, including a copy of the annual report of the Acme Group and its Subsidiaries for such year with accompanying financial statements, prepared by the Company and certified by Price Waterhouse or any other independent public accountants of recognized standing selected by the Company and satisfactory to the Required Lenders, in accordance with GAAP;
        (iv) as soon as available and in any event within twenty (20) days after the end of each fiscal month, a Borrowing Base certificate in substantially the form of Exhibit E hereto showing the computation of the Available Borrowing Base for each Borrower as of the close of such month and certified as true and correct by the Chief Financial Officer or Treasurer of the Company;
         (v) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Company sends to its shareholders, and copies of all other regular, periodic and special reports and all registration statements which the Company files with the SEC or any successor thereto, or with any national securities exchange; and
        (vi) an updated Schedule 5.3 along with the financial statements delivered under subsection (ii) above for any calendar quarter during which there is a change in any of the facts specified in Schedule 5.3 hereto, as then most recently updated.
     (b) Each Report required by Section 7.5(a)(ii) or (iv) shall be accompanied by a certificate in the form attached hereto as Exhibit F signed on behalf of the Acme Group by the Chief Financial Officer or Treasurer of the Company setting forth compliance in reasonable detail with Sections 7.6, 7.7, 7.8, 7.9 and 7.13 hereof and stating that no Default or Event of Default exists hereunder as of the date of such certificate, or if such Default or Event of Default exists the nature thereof shall be specified. Each audit report called for by Section 7.5(a)(iii) hereof shall be accompanied by a statement of the accountants certifying such statements to the effect that in the course of their audit (conducted in accordance with generally accepted auditing standards) they have obtained no knowledge that a Default or Event of Default has occurred hereunder or, if they have obtained any such knowledge, describing the same. In the event the Company is no longer required to file Form 10-Q and 10-K Reports with the SEC, the Company need not furnish such Reports to the Agent, but shall nonetheless provide the Agent the financial statements previously contained in such Reports by the times required by subsections (a)(i) and (iii) above.
     (c) The Acme Group will promptly (and in any event within five Business Days after knowledge thereof shall have come to the attention of any responsible officer of the Acme Group) give written notice to the Agent:
         (i)   of the occurrence of any Change of Control,
        (ii)   of any Default or Event of Default,
       (iii) of any threatened or pending litigation, governmental proceeding or labor dispute against any member of the Acme Group or any of its respective Subsidiaries which is reasonably likely to be adversely determined and if so adversely determined, would materially adversely affect the business, Properties, condition (financial or otherwise) or prospects of any member of the Acme Group;
        (iv) of any material development in any such litigation, proceeding or dispute of the type described in the immediately preceding clause (iii) (whether or not previously disclosed to the Lenders pursuant to the terms hereof) which in any case has a reasonable possibility of an effect with the result described in such clause;
         (v) of any default in the payment of rent due under any lease necessary to the proper conduct of the business of any member of the Acme Group or any of their respective Subsidiaries or any action to terminate any such lease or of the receipt of any notice of any alleged breach of the terms of any such lease; and

        (vi) of the receipt of any notice of any alleged breach of the terms of, or default under, any Contractual Obligation and of any notice of alleged material noncompliance with any laws or regulations of the type described in Section 5.14 hereof.
     (d) Upon reasonable notice from the Agent, the Acme Group will permit the Agent, the Lenders and their representatives during normal business hours to visit and inspect any of the Properties of the Acme Group and its Subsidiaries, to examine all of their books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (and by this provision the Acme Group authorizes such accountants to discuss with the Lenders (and such Persons as any Lender may designate) the finances and affairs of the Acme Group and its Subsidiaries) all at such reasonable times and as often as may be reasonably requested.
    SECTION 7.6. CURRENT RATIO;. The Acme Group will at all times maintain a Consolidated Current Ratio of not less than 1.5 to 1.0.
    SECTION 7.7. CONSOLIDATED TANGIBLE NET WORTH;. The Acme Group will at all times maintain a Consolidated Tangible Net Worth of not less than a (a) $220,000,000 through December 31, 1995 and (b) $230,000,000 on January 1, 1996
and at all times thereafter.
    SECTION 7.8. LEVERAGE;. The Acme Group will at all times maintain a Consolidated Leverage Ratio of not more than .65 to 1.0.
    SECTION 7.9. CASH FLOW COVERAGE RATIO;. The Acme Group will at the end of each fiscal quarter maintain its Consolidated Cash Flow Coverage Ratio for the four most recently completed fiscal quarters (but until June 30, 1995, for all fiscal quarters completed since the date of this Agreement) at not less than
1.05 to 1.0.
     SECTION 7.10. LIENS;. The Acme Group will not, and will not permit any Subsidiary to, pledge, mortgage or otherwise encumber or subject to, or permit to exist upon or be subjected to, any Lien upon, any Property of any kind or character at any time owned by the Acme Group or any Subsidiary; PROVIDED, HOWEVER, that nothing contained in this Section shall operate to prevent:
         (a)   the Permitted Liens;
         (b) Liens arising out of judgments or awards against the Acme Group or any Subsidiary with respect to which the Acme Group or such Subsidiary shall be prosecuting an appeal or proceeding for review and with respect to which it shall have obtained a stay of execution pending such appeal or proceeding for review; PROVIDED that the aggregate amount of liabilities (including interest and penalties, if any) of the Acme Group and its Subsidiaries secured by such Liens shall not exceed $500,000 at any one time outstanding; and

         (c) the pledge of cash free of any other Lien or restriction as to its use for the purpose of securing the obligations permitted by Section 7.11(c) hereof.
     SECTION 7.11. INDEBTEDNESS;. The Acme Group will not, and will not permit any Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness for Borrowed Money; PROVIDED, HOWEVER, that the foregoing provisions shall not restrict nor operate to prevent:
         (a)   the Permitted Indebtedness;
         (b)   guarantees permitted by Section 7.12 hereof; and
         (c) obligations in respect of letters of credit issued by any Lender for the account of any member of the Acme Group, provided the aggregate undrawn face amount of all such letters of credit does not exceed $15,000,000 at any one time outstanding and such letters of credit are secured pursuant to Section 7.10(c) hereof.
     SECTION 7.12. ACQUISITIONS, INVESTMENTS, LOANS, ADVANCES AND GUARANTIES;. The Acme Group will not, and will not permit any Subsidiary to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to, any other person, firm or corporation or acquire all or any substantial part of the assets or business of any other person, firm or corporation, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other person, firm or corporation or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss or apply for or become liable to the issuer of a letter of credit which supports an obligation of another or subordinate any claim or demand it may have to the claim or demand of any other person, firm or corporation; PROVIDED, HOWEVER, that the foregoing provisions shall not apply to nor operate to prevent:
         (a)   the Permitted Investments;
         (b) endorsements for collection or deposit of commercial paper received in the ordinary course of business;
         (c)   liabilities in respect of the Letters of Credit;
         (d)   the guarantees set forth in Section 11 hereof;
         (e) guarantees by the Acme Group and its Subsidiaries of the Senior Notes;
         (f)   equity investments as of the date hereof in the present
     Subsidiaries;
         (g) acquisitions of all or substantially all of the assets or business of any other Person or division thereof, or of all or substantially all the Voting Stock of a Person, so long as (i) no Default or Event of Default exists or would exist after giving effect to such acquisition, (ii) the Board of Directors or other governing body of such Person whose Property or Voting Stock is being so acquired has approved the terms of such acquisition, (iii) the Company shall have delivered to the Lenders an updated Schedule 5.3 to reflect any new Subsidiary resulting from such acquisition, (iv) the aggregate amount expended by the Acme Group and its Subsidiaries as consideration for such acquisition (and in any event including as such, any Indebtedness for Borrowed Money assumed or incurred as a result of such acquisition), when taken together with the aggregate amount expended as consideration for all other acquisitions permitted under this Section 7.12(g) on a cumulative basis after the date hereof, does not exceed $15,000,000, and (v) the Company can demonstrate that on a pro forma basis (including financial projections prepared by the Company) after giving effect to the subject acquisition that the Acme Group will continue to comply with the all of the terms and conditions of the Loan Documents;
         (h) equity investments by the Company in, and loans and advances by the Company to, any Subsidiary (or an entity which, following and as a result of such investment, loan or advance, becomes a Subsidiary of the Company), provided that (i) a Subsidiary that only becomes a Subsidiary through such investment, loan or advance must comply with the provisions of subsection (g) above and (ii) the obligations of each Subsidiary to the Company with respect to any such loan or advance by the Company to such Subsidiary funded directly or indirectly out of the proceeds (net of (i) costs and expenses directly incurred and payable as a result of the issuance and sale hereinafter described and (ii) the amount necessary to fully pay and satisfy the indebtedness described in Sections 6.2(f) and 6.2(g) hereof) from the Company's issuance and sale of the Special Stock Purchase Warrants are subject to a subordination agreement between the Company and such Subsidiary providing for the subordination of such obligations in right of payment from and after such time as the Revolving Credit Notes issued and outstanding shall become due and payable (whether at stated maturity, by acceleration or otherwise) to the prior payment and performance of the Obligations under the Revolving Credit Notes and otherwise;
         (i) loans and advances by Subsidiaries to the Company of their surplus cash which are repayable on demand and advanced to the Company as part of the centralized cash management system of the Acme Group in the ordinary course of its business as presently conducted, the proceeds of which are used by the Company to make Permitted Investments for the benefit of such lending Subsidiary;
         (j)   investments, directly or indirectly, by Acme Steel in Wabush;
         (k) investments represented by accounts receivable created or acquired in the ordinary course of business;
         (l) advances to employees, officers and directors in the ordinary course of business; and
         (m) investments under or pursuant to Interest Protection Agreements. In determining the amount of investments, loans, advances and guaranties permitted under this Section 7.12, investments shall always be taken at the original cost thereof, regardless of any subsequent appreciation or depreciation therein; loans and advances shall be taken at the principal amount thereof then remaining unpaid; and guaranties shall be taken at the amount of the obligations guaranteed thereby.
     SECTION 7.13.  DIVIDENDS AND CERTAIN OTHER RESTRICTED PAYMENTS;.
     (a) RESTRICTED EQUITY PAYMENTS;. Except as set forth in subsection (c) below, the Acme Group will not, and will not permit any Subsidiary to, (i) declare or pay any dividends on or make any other distributions in respect of any series or class of its capital stock (other than dividends payable solely in its capital stock) or (ii) directly or indirectly or through any Subsidiary purchase, redeem or otherwise acquire or retire any of its capital stock (other than redemptions by the Company for not more than $120,000 in the aggregate on a cumulative basis relating to the preferred share purchase rights declared by the Company on July 15, 1994 and the Company's currently outstanding Junior Participating Preferred Stock, Series A) or any warrants, options or other rights to acquire any such capital stock (all of the foregoing non-excepted declarations, payments, distributions, purchases, redemptions, acquisitions and retirements by each member of the Acme Group and each of its Subsidiaries being referred to collectively herein as "RESTRICTED EQUITY PAYMENTS");
     (b) RESTRICTED DEBT PAYMENTS;. Except as set forth in subsection (c) below, the Borrowers will not, and will not permit any of their respective subsidiaries to, make any payment or other distribution on or in respect of any intercompany loans or advances from the Company (in each case whether for principal or interest or otherwise) or otherwise acquire or retire any of such loans or advances (all of the foregoing payments, distributions, acquisitions and retirements by each Borrower and each of its Subsidiaries being referred to collectively herein as "RESTRICTED DEBT PAYMENTS") (Restricted Equity Payments and Restricted Debt Payments being referred to collectively herein as "RESTRICTED PAYMENTS"). The parties hereto acknowledge and agree that this subsection (b) shall in no event apply to nor operate to prevent any similar payment, distribution, acquisition or retirement by the Company.
     (c) EXCEPTIONS;. Notwithstanding anything in this Section of the contrary, each Borrower may make Restricted Payments to the Company if at the time each such Restricted Payment is made and immediately after giving effect thereto, (i) no Event of Default or Default occurs or is continuing and (ii) the aggregate amount of Restricted Payments by such Borrower in any single fiscal year of the Company shall not at any time exceed the

Maximum Permitted Amount for such Borrower for such year. For purposes hereof, the term "MAXIMUM PERMITTED AMOUNT" shall mean for any Borrower with respect to any fiscal year of the Company, (a) that portion of EBITDA for such year derived from income of such Borrower (b) less Maintenance Capital Expenditures of such Borrower during the same such year plus (c) (to the extent not already included in such EBITDA) all amounts received by such Borrower during such year as liquidated damages under Acme Steel's principal contract with its general contractor for engineering, procurement and construction related to the Modernization Project.
     SECTION 7.14. MERGERS, CONSOLIDATIONS, LEASES AND SALES;. The Acme Group will not, and will not permit any Subsidiary to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or any substantial part of its Property, assets or business, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable (it being understood that the writedown of accounts receivable in the ordinary course of settling disputes with respect thereto shall not be considered the discounting of accounts receivable for purposes hereof); PROVIDED, HOWEVER, that this Section shall not prohibit:
          (a) any Subsidiary (other than any Borrower) from merging into the Company or any Wholly-Owned Subsidiary if the Company or such Wholly-Owned Subsidiary is the surviving corporation, PROVIDED that no Subsidiary incorporated in the United States shall merge into or consolidate with a foreign Subsidiary unless the United States Subsidiary shall be the survivor; and
          (b) any Subsidiary (other than any Borrower) from selling, transferring or leasing all or any part of its assets and Properties to the Company or any Wholly-Owned Subsidiary of such Subsidiary, PROVIDED that no Subsidiary incorporated in the United States shall sell, lease or transfer all or substantially all of its assets to a foreign Subsidiary.
The term "SUBSTANTIAL" as used herein shall mean the sale, lease, transfer or other disposition in any fiscal year of Properties, assets or business having a value of 5% of more of Consolidated Tangible Net Worth, and for the purpose hereof the sale, lease or other disposition by any Subsidiary of assets shall be deemed to have been made by the Company.
     SECTION 7.15. MAINTENANCE OF SUBSIDIARIES;. The Acme Group will not assign, sell or transfer, or permit any Subsidiary to issue, assign, sell or transfer, any shares of capital stock of a Subsidiary; PROVIDED that the foregoing shall not operate to prevent:
          (a) the sale, assignment or transfer of any shares of stock of a Subsidiary (other than a Borrower) if (x) simultaneously therewith, the entire capital stock and all indebtedness of such Subsidiary at the time owned by the

     Company and all Subsidiaries shall be sold, transferred or disposed of as an entirety, and (y) such sale shall not constitute a sale of a substantial part of the Properties and assets of the Company (as the term "SUBSTANTIAL" is defined in Section 7.14 hereof);
          (b) the issuance, sale and transfer to any person of any shares of capital stock of a Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a Director of such Subsidiary; and
          (c) the pledge of the capital stock of (i) the Company's direct Subsidiaries, (ii) the subsidiaries of Acme Packaging and (iii) the subsidiaries of Acme Steel, in each case to secure their respective obligations in respect of the Senior Notes.
     SECTION 7.16. ERISA;. The Acme Group will, and will cause each ERISA Affiliate to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed would result in the imposition of a Lien against any of their respective Properties or assets or a material obligation to pay money (including, but not limited to any liability to a "MULTIEMPLOYER PLAN" as defined in Section 4001(a)(3) of ERISA), will promptly notify the Lenders when the Acme Group becomes aware of the occurrence of any Reportable Event (as defined in Section 4043 of ERISA) which could result in the termination by the Pension Benefit Guaranty Corporation ("PBGC") of any employee benefit plan covering any officers or employees of the Acme Group or any ERISA Affiliate, any benefits of which are, or are required to be, guaranteed by the PBGC (a "PLAN") or of receipt of any notice from the PBGC of its intention to seek termination of any such Plan or appointment of a trustee therefor. The Acme Group will, and will cause each ERISA Affiliate to, notify the Lender of its or any ERISA Affiliate's intention to terminate any Plan and will not, and will not permit any ERISA Affiliate to, terminate any such Plan, the termination of which will result in a material liability to the Acme Group or any ERISA Affiliate, unless the Acme Group and its ERISA Affiliates shall be in compliance with all of the terms and conditions of this Agreement after giving effect to any estimated liability to the PBGC (as determined by the Plan's independent actuaries) resulting from such termination or withdrawal.
     SECTION 7.17. BURDENSOME CONTRACTS WITH AFFILIATES;. The Acme Group will not, and will not permit any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates (excluding other members of the Acme Group and Wabush) on terms and conditions which are less favorable to any member of the Acme Group or any of their respective Subsidiaries than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other.

     SECTION 7.18 CHANGE IN FISCAL YEAR;. The Acme Group will not change its fiscal year from its current basis.
     SECTION 7.19. CHANGE IN THE NATURE OF BUSINESS;. The Acme Group will not, and will not permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of any member of the Acme Group or any of their respective Subsidiaries would be changed in any material respect from the general nature of the business engaged in by such member of the Acme Group or such Subsidiary on the date of this Agreement.
     SECTION 7.20. COMPLIANCE WITH LAWS;. The Acme Group shall, and shall cause each Subsidiary to, comply in all respects with the requirements of all federal, state and local laws, rules, regulations, ordinances and orders applicable to or pertaining to their Properties or business operations, non-compliance with which could have a material adverse effect on the financial condition, Properties, business or operations of any member of the Acme Group or any of their respective Subsidiaries or could result in a Lien upon any of their Property.
SECTION 8.   EVENTS OF DEFAULT AND REMEDIES;.
     SECTION 8.1. Any one or more of the following shall constitute an Event of Default hereunder:
          (a) default for a period of five days in the payment when due of all or any part of the principal of or interest on any Revolving Credit Note (whether at the stated maturity thereof or at any other time provided for in this Agreement) or of any Reimbursement Obligation or of any fee or other amount payable hereunder or under any other Loan Document;
          (b) default in the observance or performance of any covenant set forth in Sections 7.5(c), 7.13, 7.14, 7.15 or 7.16 hereof or of any provision in any Loan Document dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon;
          (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within thirty days after the earlier of (i) the date on which such failure shall first become known to any officer of any member of the Acme Group or (ii) written notice thereof to the Acme Group by the Agent;
          (d) any representation or warranty made herein or in any of the other Loan Document or in any certificate furnished to the Agent or the Lenders pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making thereof, and shall not be made good within thirty days after written notice thereof to the Company by the Agent;
          (e) any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other

     Loan Documents, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect, or any of the Loan Documents is declared to be null and void, or any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of the Agent in any Collateral purported to be covered thereby except as expressly permitted by the terms thereof;
          (f) default shall occur under any evidence of Indebtedness for Borrowed Money aggregating in excess of $5,000,000 issued, assumed or guaranteed by the Acme Group or any member thereof or any Subsidiary or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated) or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);
          (g) any Borrower shall make any payment or other distribution on or in respect of its guaranty of the Senior Notes or otherwise acquire or retire any of the Senior Notes;
          (h) any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $500,000 and which is not fully covered by insurance from any insurer who has acknowledged its liability thereon shall be entered or filed against the Acme Group or any Subsidiary or against any of the Property or assets of either and remains undischarged, unvacated, unbonded or unstayed for a period of sixty days;
          (i) an event occurs or condition exists which is specified as an event of default in any of the Collateral Documents;
          (j) any party obligated on any guarantee of any Obligations shall purport to disavow, revoke, repudiate or terminate such guarantee;
          (k) any party to the Intercreditor Agreement shall purport to disavow, revoke, repudiate or terminate such Agreement;
          (l)  a Change of Control occurs;
          (m) any member of the Acme Group or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, or (vi) fail to contest in good faith any appointment or proceeding described in Section 8.1(n) hereof;
          (n) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for any member of the Acme Group or any Subsidiary or any substantial part of any of their Property, or a proceeding described in Section 8.1(m)(v) shall be instituted against any member of the Acme Group or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty days.
     SECTION 8.2. When any Event of Default described in subsections 8.1(a) to 8.1(l), both inclusive, has occurred and is continuing, the Agent shall, upon request of all the Lenders in the case of subsection 8.1(l) and otherwise upon request of the Required Lenders, and by notice to the Company, take any or all of the following actions:
          (a) terminate the obligation of the Lenders to extend any further credit hereunder on the date (which may be the date thereof) stated in such notice; and
          (b) declare the principal of and the accrued interest on the Revolving Credit Notes to be forthwith due and payable and thereupon the Revolving Credit Notes, including both principal and interest, and all fees, charges, commissions and other Obligations payable hereunder, shall be and become immediately due and payable without further demand, presentment, protest or notice of any kind.
     SECTION 8.3. When any Event of Default described in subsection 8.1(m) or 8.1(n) has occurred and is continuing, then the unpaid balance of the Revolving Credit Notes, including both principal and interest, and all fees, charges, commissions and other Obligations payable hereunder, shall immediately become due and payable without presentment, demand, protest or notice of any kind, and the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate.
     SECTION 8.4. If and when (x) any Event of Default, other than an Event of Default described in subsections (m) or (n) of Section 8.1, has occurred and is continuing, the Acme Group shall, upon demand of the Agent, and (y) any Event of Default described in subsections (m) or (n) of Section 8.1 has occurred or (z) any Letter of Credit is outstanding on the Termination

Date (whether or not any Event of Default has occurred), the Borrowers shall, without notice or demand from the Agent, immediately pay to the Agent the full amount of each Letter of Credit, the Borrowers agreeing to immediately make each such payment and acknowledging and agreeing the Agent would not have an adequate remedy at law for failure of the Borrowers to honor any such demand and that the Agent shall have the right to require the Borrowers to specifically perform such undertaking whether or not any draws had been made under the Letters of Credit.
SECTION 9.  DEFINITIONS INTERPRETATIONS;.
     SECTION 9.1. DEFINITIONS;. The following terms when used herein have the following meaning;
     "ACME GROUP" shall mean, the Borrowers and the Company, collectively, and, also, each individually, with all promises and covenants (including promises to pay) and representations and warranties of and by the Acme Group made in the Loan Documents or any other instruments or documents delivered pursuant thereto to be and constitute the joint and several promises, covenants, representations and warranties of and by each and all of such corporations. The phrase "ANY MEMBER OF THE ACME GROUP" and derivatives thereof appearing in the Loan Documents shall be deemed a reference to any or all of the corporations comprising the Acme Group (as applicable), and without limiting the generality of the foregoing, the term "ACME GROUP" as used in the Loan Documents shall be deemed a reference to any one or more of such corporations whether or not such phrase or any derivative thereof is used in conjunction with such term.
     "ACQUIRED INDEBTEDNESS" means (i) with respect to any Person that becomes a Subsidiary of the Company (or is merged into the Company or any of its Subsidiaries) after the date hereof, Indebtedness for Borrowed Money of, or preferred stock issued by, such Person or any of its Subsidiaries existing at the time such Person becomes a Subsidiary of the Company (or is merged into the Company or any of its Subsidiaries), whether or not such Indebtedness was incurred in connection with, or in contemplation of, such Person becoming a Subsidiary of the Company (or being merged into the Company or any of its Subsidiaries) and (ii) with respect to the Company or any of its Subsidiaries, any Indebtedness for Borrowed Money assumed by the Company or any of its Subsidiaries in connection with the acquisition of any assets from another Person (other than the Company or any of Subsidiaries), whether or not such Indebtedness was incurred by such Person in connection with, or in contemplation of, such acquisition.
     "ADJUSTED LIBOR RATE" shall mean a rate per annum determined pursuant to the following formula:
           Adjusted LIBOR Rate =                 LIBOR
                        --------------------------------------------
                               100%-Reserve Percentage
"RESERVE PERCENTAGE" SHALL MEAN, FOR THE PURPOSE OF COMPUTING THE ADJUSTED LIBOR RATE, THE MAXIMUM RATE OF ALL RESERVE REQUIREMENTS

(INCLUDING, WITHOUT LIMITATION, ANY MARGINAL EMERGENCY, SUPPLEMENTAL OR OTHER SPECIAL RESERVES) IMPOSED BY THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM (OR ANY SUCCESSOR) UNDER REGULATION D ON EUROCURRENCY LIABILITIES (AS SUCH TERM IS DEFINED IN REGULATION D) FOR THE APPLICABLE INTEREST PERIOD AS OF THE FIRST DAY OF SUCH INTEREST PERIOD, BUT SUBJECT TO ANY AMENDMENTS TO SUCH RESERVE REQUIREMENT BY SUCH BOARD OR ITS SUCCESSOR, AND TAKING INTO ACCOUNT ANY TRANSITIONAL ADJUSTMENTS THERETO BECOMING EFFECTIVE DURING SUCH INTEREST PERIOD. "LIBOR" means, for each Interest Period, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rate of interest per annum (rounded upwards, if necessary, to nearest 1/100 of 1%) at which deposits in U.S. dollars in immediately available funds are offered to the Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by major banks in the interbank eurodollar market for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Agent as part of such Borrowing. "LIBOR INDEX RATE" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day two Business Days before the commencement of such Interest Period. "TELERATE PAGE 3750" means the display designated as "PAGE 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).
     "AFFILIATE" shall mean any person, firm, corporation or entity (herein collectively called a "PERSON") directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise.
     "AGENT" shall mean Harris Trust and Savings Bank and any successor thereto appointed pursuant to Section 10.1 hereof.
     "ASSIGNMENT AGREEMENT" means an Assignment and Acceptance entered into by a Lender and an assignee in accordance with Section 12.18 hereof substantially in the form of Exhibit G hereto.
     "AUTHORIZED REPRESENTATIVE" means those persons shown on the list of individuals provided by the Company pursuant to Section

6.2(a) hereof or on any update of any such list provided by any member of the Acme Group to the Agent, or any further or different individuals so named by the Chief Financial Officer or the Treasurer of the Company in a written notice to the Agent.
     "AVAILABLE BORROWING BASE" shall mean, as of any time and for any Borrower for which the same is to be determined, the amount (if any) by which such Borrower's Borrowing Base exceeds such Borrower's Hedging Liability.
     "BORROWERS" is defined in the introductory paragraph hereof, with (i) the term "BORROWERS" to mean the Borrowers, collectively, and, also, each individually, and (ii) all promises and covenants (including promises to pay) and representations and warranties of and by the Borrowers made in the Loan Documents or any instruments or documents delivered pursuant thereto to be and constitute the joint and several promises, covenants, representations and warranties of and by each and all of such corporations. The term "BORROWER" appearing in such singular form shall be deemed a reference to any of the Borrowers unless the context in which such term is used shall otherwise require.
     "BORROWING" shall mean the total of Revolving Loans of a single type of Portion made to a given Borrower by all the Lenders on a single date, and if such Loans are to be part of a LIBOR Portion, for a single Interest Period. Borrowings of Revolving Loans are made and maintained ratably from each of the Lenders according to their Percentages.
     "BORROWING BASE" shall mean, as of any time and for any Borrower for which the same is to be determined, the sum of the following values or amounts, as the case may be:
          (a) 85% of the unpaid amount of Eligible Receivables of such Borrower; plus
          (b) 50% of the loan value (determined as set forth in the definition of Eligible Inventory in this Section 9) of Eligible Inventory of such Borrower; PROVIDED, HOWEVER, that the Eligible Inventory of the Borrowers shall be ratably reduced so that at no time shall more than 40% of the Borrowing Base be attributable to their Eligible Inventory.
The Borrowing Base shall be computed only as against and on so much of the Eligible Receivables and Eligible Inventory as are included in the applicable Borrowing Base certificate submitted pursuant to Section 7.5(a)(iv) hereof.
     "BUSINESS DAY" SHALL MEAN ANY DAY (OTHER THAN A SATURDAY OR SUNDAY) ON WHICH BANKS ARE GENERALLY OPEN FOR BUSINESS IN CHICAGO, ILLINOIS AND, WHEN USED WITH RESPECT TO LIBOR PORTIONS, A DAY ON WHICH BANKS ARE ALSO DEALING IN UNITED STATES DOLLAR DEPOSITS IN LONDON, ENGLAND AND NASSAU, BAHAMAS.
     "CAPITAL LEASE" means any lease of Property (whether real or personal) which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.
     "CAPITALIZED LEASE OBLIGATION" means the amount of the liability shown on the balance sheet of any Person in respect of a Capital Lease determined in accordance with GAAP.

     "CASH INTEREST EXPENSE" shall mean with reference to any period, all accrued and currently payable interest charges (including imputed interest on Capitalized Lease Obligations) with respect to all Indebtedness for Borrowed Money during such period.
     "CHANGE OF CONTROL" means (i) any sale, lease or other transfer (in one transaction or a series of related transactions) by the Company or any of its Subsidiaries of all or substantially all of the consolidated assets of the Company to any Person (other than a Borrower); (ii) a "Person" or "Group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (other than the Company)) becomes the "Beneficial Owner" (as defined in Rule 13d-3 under such Act) of Voting Stock of the Company representing 40% or more of the voting power of such Voting Stock; (iii) Continuing Directors cease to constitute at least a majority of the Board of Directors of any member of the Acme Group; (iv) the stockholders of any member of the Acme Group approve any plan or proposal for the liquidation or dissolution of any member of the Acme Group; or (v) any Borrower shall cease to constitute a Wholly-Owned Subsidiary. For purposes hereof, the term "CONTINUING DIRECTOR" means with respect to any member of the Acme Group, a director who either was a member of the Board of Directors of such member on the date hereof or who became a director of such member subsequent to such date and whose election, or nomination for election by such member's stockholders, was duly approved by a majority of the Continuing Directors then on the Board of Directors of such member, either by a specific vote or by approval of the proxy statement issued by such member on behalf of the entire Board of Directors of such member in which such individual is named as nominee for director.
     "CODE" means the Internal Revenue Code of 1986, as amended.
     "COLLATERAL" means all Properties, rights, interests and privileges from time to time subject to the Liens granted to the Agent by the Collateral Documents.
     "COLLATERAL DOCUMENTS" shall mean the Security Agreements and other security agreements, pledge agreements, assignments, financing statements and other documents as shall from time to time secure or relate to the Revolving Credit Notes or any other Obligations.
     "COMMERCIAL LETTER OF CREDIT" means a Letter of Credit that finances a commercial transaction by paying part or all of the purchase price for goods against delivery of a document of title covering such goods and any other required documentation.
     "COMMITMENTS" shall mean the commitments of the Lenders to make financial accommodations under the Revolving Credit in the amounts set forth opposite their signatures hereto under the heading "Revolving Credit Commitment" and opposite their signatures on Assignment Agreements delivered pursuant to Section
12.18 hereof under the heading "Commitment", as such amounts may be reduced pursuant hereto.

     "COMMODITY AGREEMENT" means any option or futures contract or similar agreement or arrangement designed to protect a Person against fluctuations in commodity prices.
     "CONSOLIDATED CASH FLOW COVERAGE RATIO" means, with respect to any period for which the same is to be determined, the ratio of (x) the sum of (i) EBITDA for such period plus (ii) the lesser of (x) (to the extent deducted in computing such EBITDA) Modernization Project Expenses paid during such period or (y) $15,000,000 plus (iii) cash of the Acme Group and its Subsidiaries free of any Lien or other restriction as to its use on hand as of the first day of such period plus (iv) cash securing Letters of Credit in accordance with Section 7.10(c) hereof as of the first day of such period to (y) the sum of (i) Cash Interest Expense during such period plus (ii) 30% of the average daily principal amount outstanding on the Revolving Credit (both in the form of Revolving Loans and L/C Obligations) during such period.
     "CONSOLIDATED CURRENT RATIO" shall mean the ratio, computed on a consolidated basis for the Acme Group and its Subsidiaries, of current assets (including, without limitation, cash for the Modernization Project) to current liabilities, all as determined and computed in accordance with GAAP consistently applied, except with respect to cash for the Modernization Project.
     "CONSOLIDATED LEVERAGE RATIO" means, as of any time the same is to be computed, the ratio of (i) Indebtedness for Borrowed Money to (ii) Total Capitalization.
     "CONSOLIDATED NET INCOME" for any period shall mean the net income of the Acme Group for such period as computed on a consolidated basis in accordance with GAAP, but in any event excluding (i) any extraordinary gain or loss, together with any related provision for taxes on any such extraordinary gain or loss, realized during such period and (ii) any non-cash item of non-operating income or non-operating expense during such period.
     "CONSOLIDATED TANGIBLE NET WORTH" shall mean, as of any time the same is to be determined, (a) Shareholder's Equity less (b) the aggregate book value of all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill, patents, trademarks, trade names, copyrights and franchises plus (c) (to the extent otherwise deducted in computing such Consolidated Tangible Net Worth) deferred charges (including, without limitation, unamortized debt discount and expense, deferred taxes, organization costs and deferred research and development expense); PROVIDED, HOWEVER, that the effects on retained earnings arising from the application of Financial Accounting Standard Number 87 ("Accounting for Pensions") shall be excluded from such determination.
     "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or any agreement, instrument or undertaking to which such Person is a party or by which it or any of its Property is bound.
     "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect a Person against fluctuations in currency values.
     "DOMESTIC RATE" means a fluctuating interest rate per annum equal at all times to the greater of:
          (a) the rate of interest announced by the Agent from time to time as its prime commercial rate as in effect on such day, with any change in such rate resulting from a change in said prime commercial rate to be effective as to the Acme Group as of the date of the relevant change in said prime commercial rate; or
          (b) the sum of (x) the rate determined by the Agent to be the average (rounded upwards, if necessary, to the next higher 1/100 of 1% of the rates per annum quoted to the Agent at approximately 10:00 a.m. Chicago time (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Agent for the sale to the Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount owed to the Lenders for which such rate is being determined, plus (y) 1/2 of 1%.
          "DOMESTIC RATE MARGIN" means 0% percent; PROVIDED, HOWEVER, that in the event the Utilization Ratio shall at any time exceed 50%, the applicable Domestic Rate Margin shall on and at all times after the date of such event be 1/2 of 1% (0.50%).
     "EBITDA" shall mean, with reference to any period, Consolidated Net Income for such period plus (without duplication) all amounts to the extent (if any) deducted in arriving at such Consolidated Net Income in respect of (i) Net Interest Expense, (ii) income taxes as defined and classified in accordance with GAAP for such period, (iii) depreciation of fixed assets, (iv) amortization of intangibles (other than debt issuance costs such as financing fees and expenses), (v) amortization of financing fees and expenses of the financing for the Modernization Project and (vi) (a) non-recurring expenses from the shutdown of facilities, (b) non-recurring losses resulting from any writedown of assets and (c) any prepayment penalties incurred as a result of the payment of the indebtedness referred to in Sections 6.2(f) and 6.2(g) hereof, to the extent such expenses, losses and penalties are incurred as part of, or are attributable to, the Modernization Project.
     "ELIGIBLE INVENTORY" shall mean, with respect to any Borrower, all inventory as to which such Borrower has title, PROVIDED that such inventory:
          (a)  is not obsolete and is of merchantable quality;
          (b) is finished product inventory in respect of which no further manufacturing, processing or other work has to be done thereon (other than packaging or crating for shipment or distribution) or raw material inventory or work in process inventory consisting of ingots, slabs, billets, bands and coils;
          (c) has been identified to the Agent on the Borrowing Base certificate submitted by the Company pursuant to Section 7.5(a)(iv) hereof; and
          (d) is subject to a perfected, first priority Lien in favor of the Agent and is free and clear of any other Lien.
Any inventory which is at any time Eligible Inventory and which subsequently fails to meet any of the foregoing requirements shall forthwith cease to be Eligible Inventory. The loan value of any Eligible Inventory shall be the lesser of (i) the greater of (x) the amount thereof stated on the books of the relevant Borrower or (y) the amount thereof computed using the first-in-first-out method of valuation in accordance with GAAP or (ii) the price or prices for such Eligible Inventory which the relevant Borrower is then receiving for or on account of the most recent bona fide sales thereof by such Borrower.
          "ELIGIBLE RECEIVABLES" SHALL MEAN WITH REFERENCE TO ANY BORROWER, THOSE ACCOUNTS RECEIVABLE OF SUCH BORROWER REPRESENTING SUMS DUE FOR GOODS WHICH HAVE BEEN SOLD AND SHIPPED WHICH, WHEN SCHEDULED TO THE AGENT ON ANY BORROWING BASE CERTIFICATE SUBMITTED BY THE COMPANY PURSUANT TO SECTION 7.5(A)(IV) HEREOF AND AT ALL TIMES THEREAFTER, THE AGENT, IN ITS REASONABLE CREDIT JUDGMENT, DEEMS TO BE ELIGIBLE RECEIVABLES. NO ACCOUNT RECEIVABLE SHALL IN ANY EVENT BE AN ELIGIBLE RECEIVABLE IF:
          (a) IT IS EITHER (a) DUE OR UNPAID MORE THAN NINETY DAYS AFTER THE EARLIER OF (X) THE DATE OF THE ORIGINAL INVOICE ISSUED BY OR ON BEHALF OF SUCH BORROWER WITH RESPECT TO THE SALE GIVING RISE THERETO OR (y) THE DATE OF SHIPMENT OF THE GOODS SUBJECT TO SUCH INVOICE OR (b) WITH RESPECT TO ACCOUNT DEBTORS TO WHOM SUCH BORROWER IN THE NORMAL COURSE OF ITS BUSINESS EXTENDS SIXTY DAY TERMS, IT IS DUE OR UNPAID MORE THAN SIXTY DAYS AFTER THE DUE DATE OF THE ORIGINAL INVOICE ISSUED BY SUCH BORROWER WITH RESPECT TO THE SALE GIVING RISE THERETO; OR
          (b) IT ARISES OUT OF A SALE NOT MADE IN THE ORDINARY COURSE OF SUCH BORROWER'S BUSINESS OR MADE TO ANY MEMBER OF THE ACME GROUP OR TO A PERSON, FIRM OR CORPORATION WHICH IS AN AFFILIATE OF ANY SUCH MEMBER; OR
          (c) ANY WARRANTY CONTAINED IN THIS AGREEMENT OR IN ANY BORROWING BASE CERTIFICATE WITH RESPECT TO SUCH ACCOUNT RECEIVABLE HAS BEEN BREACHED IN ANY MATERIAL RESPECT; OR
          (d) IT IS SUBJECT TO ANY KNOWN OFFSET, COUNTERCLAIM OR OTHER DEFENSE WITH RESPECT THERETO; OR
          (e) THE ACCOUNT DEBTOR HAS FILED A PETITION FOR BANKRUPTCY OR ANY OTHER PETITION FOR RELIEF UNDER THE BANKRUPTCY CODE OF 1978 AS AMENDED FROM TIME TO TIME OR ANY SUCCESSOR STATUTE THERETO, MADE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS, OR IF ANY PETITION OF OTHER APPLICATION FOR RELIEF UNDER THE BANKRUPTCY CODE HAS BEEN FILED AGAINST THE ACCOUNT DEBTOR, OR IF THE ACCOUNT DEBTOR HAS FAILED, SUSPENDED ITS BUSINESS OPERATIONS, BECOME

     INSOLVENT, OR SUFFERED A RECEIVER OR A TRUSTEE TO BE APPOINTED FOR ANY OF ITS ASSETS OR AFFAIRS; OR
          (f) IT IS OWING FROM AN ACCOUNT DEBTOR WHO IS ALSO A CREDITOR OR SUPPLIER OF ANY MEMBER OF THE ACME GROUP, IN WHICH CASE SUCH ACCOUNT RECEIVABLE SHALL BE INELIGIBLE TO THE EXTENT OF THE ACME GROUP'S INDEBTEDNESS TO SUCH CREDITOR OR SUPPLIER;
          (g) THE SALE IS TO AN ACCOUNT DEBTOR OUTSIDE THE UNITED STATES OR CANADA;
          (h) THE SALE IS ON A BILL-AND-HOLD, GUARANTEED SALE, SALE-AND-RETURN, SALE ON APPROVAL, CONSIGNMENT OR ANY OTHER REPURCHASE OR RETURN BASIS; OR
          (i) THE AGENT REASONABLY BELIEVES THAT COLLECTION OF SUCH ACCOUNT RECEIVABLE MAY NOT BE PAID BY REASON OF THE ACCOUNT DEBTOR'S FINANCIAL INABILITY TO PAY; OR
          (j) THE ACCOUNT DEBTOR IS THE UNITED STATES OF AMERICA OR ANY DEPARTMENT, AGENCY OR INSTRUMENTALITY THEREOF, UNLESS SUCH BORROWER ASSIGNS ITS RIGHT TO PAYMENT OF SUCH ACCOUNTS RECEIVABLE TO THE AGENT ON BEHALF OF THE LENDERS PURSUANT TO THE ASSIGNMENT OF CLAIMS ACT OF 1940, AS AMENDED, (31 U.S.C. SECTIONS 3727 ET SEQ.); or
          (k) the goods, the sale of which have given rise to such account receivable, have not been shipped and delivered to and accepted by the account debtor or the services, the performance of which has given rise to such account receivable, have not been performed by such borrower and accepted by the account debtor; or
          (l) it is owing by an account debtor who shall have failed to pay in full any invoices evidencing any accounts receivable prior to the times specified in subpart (a) above of this definition, if the aggregate of all such amounts remaining unpaid at any time shall exceed an amount equal to fifteen percent (15%) of the aggregate of all accounts receivable of such account debtor owing to such Borrower at such time; or
          (m) it is not subject to a perfected, first priority Lien in favor of the agent or is subject to any other Lien.
Any account receivable which is at any time an Eligible Account and which subsequently fails to meet any of the foregoing requirements shall forthwith cease to be an Eligible Account.
          "ERISA" SHALL MEAN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED FROM TIME TO TIME, AND ANY SUCCESSOR STATUTE.
     "ERISA AFFILIATE" shall mean any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the IRC) as any member of the Acme Group, (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the IRC) with any member of the Acme Group, and (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the IRC) as any member of the Acme

Group, any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above.
     "EVENT OF DEFAULT" shall mean any event or condition specified as such in
Section 8.1 hereof and "DEFAULT" shall mean any event or condition which with the lapse of time, the giving of notice or both would constitute an Event of Default.
     "FEDERAL FUNDS RATE" means the fluctuating interest rate per annum described in part (x) of clause (b) of the definition of Domestic Rate.
     "GAAP" means generally accepted accounting principles as in effect from time to time, applied by the Acme Group and its Subsidiaries on a basis consistent with the preparation of the Company's most recent financial statements furnished to the Lenders pursuant to Section 7.5 hereof.
     "GUARANTORS" shall mean each member of the Acme Group and "GUARANTOR" shall mean any of the Guarantors.
     "HEDGING ARRANGEMENTS" shall mean Currency Agreements, Commodity Agreements and Interest Protection Agreements.
     "HEDGING LIABILITY" shall mean the liability of the Borrowers to the Lenders or any of them in respect of the Hedging Arrangements. Unless and until the amount of the Hedging Liability is fixed and determined, the Hedging Liability shall be deemed to be 4% per annum of the notional amount of the hedge from the date of computation to the date the hedge expires.
     "INDEBTEDNESS FOR BORROWED MONEY" shall mean for the Acme Group and its Subsidiaries the sum of (i) all indebtedness of each member of the Acme Group and each of its Subsidiaries for borrowed money, whether current or funded, or secured or unsecured, (ii) all indebtedness for the deferred purchase price of Property or services represented by a note or other security, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by any member of the Acme Group or any of their respective Subsidiaries (even though the rights and remedies of the seller or lender under such agreement in the event of a default are limited to repossession or sale of such Property), (iv) all indebtedness secured by a purchase money mortgage or other Lien to secure all or part of the purchase price of Property subject to such mortgage or Lien, (v) all obligations under leases which shall have been or must be, in accordance with GAAP, recorded as Capital Leases in respect of which any member of the Acme Group or any of their respective Subsidiaries is liable as lessee, (vi) any liability in respect of banker's acceptances or letters of credit, (vii) any indebtedness whether or not assumed, secured by Liens on Property acquired by any member of the Acme Group or any of their respective Subsidiaries at the time of acquisition thereof and (viii) all indebtedness referred to in clause (i), (ii), (iii), (iv), (v),
(vi) or (vii) above which is directly or indirectly guaranteed by any member of the Acme Group or any of their Subsidiaries or which any of the foregoing have agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which any of them have otherwise assured a creditor against loss, it being understood that the term "Indebtedness for Borrowed Money" shall not include ordinary trade payables.
     "INDENTURES" shall mean, collectively, the indenture under which the Senior Secured Notes are issued and the indenture under which the Senior Secured Discount Notes are issued.
     "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement by and between the Agent, Shawmut Bank Connecticut, National Association, the Company and Acme Steel as the same may from time to time be amended or modified.
     "INTEREST PERIOD" shall mean with respect to any LIBOR Portion:
          (a) initially, the period commencing on, as the case may be, the creation or conversion date with respect to such LIBOR Portion and ending one, two, three or six months thereafter as selected by the Company in its notice as provided herein; and
          (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Portion and ending one, two, three or six months thereafter as selected by the Company in its notice as provided herein;
provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:
               (i) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;
               (ii) no Interest Period may extend beyond the final maturity date of the Revolving Credit Notes; and
               (iii) the interest rate to be applicable to each Portion for each Interest Period shall apply from and including the first day of such Interest Period to but excluding the last day thereof.
For purposes of determining an Interest Period, a month means a period starting on one day in a calendar month and ending on a numerically corresponding day in the next calendar month, PROVIDED, HOWEVER, if there is no numerically corresponding day in the month in which an Interest Period is to end, then such Interest Period shall end on the last Business Day of such month.
          "INTEREST PROTECTION AGREEMENT" means any interest rate swap agreement, interest rate collar agreement, option or future contract or other similar agreement or arrangement designed to protect a Person against fluctuations in interest rates.
     "IRC" shall mean the Internal Revenue Code of 1986, as amended from time to time.
     "L/C COMMITMENT" shall mean $10,000,000 as reduced pursuant to Section 3.7 hereof.
     "L/C DOCUMENTS" means the Letters of Credit, any draft or other document presented in connection with a drawing thereunder, the Applications and this Agreement.
     "L/C OBLIGATIONS" means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations.
     "LENDERS" shall mean Harris Trust and Savings Bank, Lehman Commercial Paper Inc. and all other lenders becoming parties hereto pursuant to Section 12.18) hereof.
     "LIBOR MARGIN" means 2.0%; PROVIDED, HOWEVER, that in the event the Utilization Ratio shall at any time exceed 50%, the applicable LIBOR Margin shall on and at all times after the date of such event be 2.50%.
     "LIEN" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind or nature in respect of any Property, including the interest of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.
     "LOAN DOCUMENTS" shall mean this Agreement, the Revolving Credit Notes, the L/C Documents and the Collateral Documents and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.
     "MAINTENANCE CAPITAL EXPENDITURES" for any Person and for any period, shall mean capital expenditures of such Person during such period as defined and classified in accordance with GAAP consistently applied to the extent expended for maintenance or repair of existing plant, Properties and equipment.
     "MODERNIZATION PROJECT" shall mean the construction of a new continuous thin slab caster/hot strip mill complex at Acme Steel's Riverdale, Illinois facility as more particularly described in the Registration Statement.
     "MODERNIZATION PROJECT EXPENSES" shall mean non-capitalized expenses related to the engineering, procurement, construction and financing of the Modernization Project.
     "NET INTEREST EXPENSE" shall mean with reference to any period, all interest charges net of interest income in accordance with GAAP plus (without duplication) imputed interest on Capitalized Lease Obligations during such period.
     "OBLIGATIONS" shall mean any and all indebtedness, obligations and liabilities of the Acme Group and any of them to the Lenders and any of them or the Agent now or hereafter arising hereunder or under any of the other Loan Documents or in connection with Hedging Arrangements.
     "PERCENTAGE" means, for each Lender, the percentage of the Commitments represented by such Lender's Commitment or, if the Commitments have been terminated, the percentage held by such Lender (including through participation interests in L/C Obligations) of the aggregate principal amount of all outstanding Obligations.
     "PERMITTED INDEBTEDNESS" means (i) Indebtedness for Borrowed

Money outstanding as of the date hereof to the extent appropriately disclosed in the most recent financial statements referred to in Section 5.6 hereof; (ii) indebtedness of the Borrowers on the Revolving Credit Notes; (iii) indebtedness of the Company on the Senior Notes and Refinancing Indebtedness in respect of the Senior Notes; (iv) guarantees by Subsidiaries of the Company of the Senior Notes and Refinancing Indebtedness in respect of the Senior Notes; (v) indebtedness in respect of obligations of the Company and its Subsidiaries to the trustees under the Indentures, to the agent under the "Term Loan Agreement" identified and defined in the Indentures and to the collateral agent under the "Security Documents" identified and defined in the Indentures; (vi) intercompany debt obligations (including intercompany notes) of Subsidiaries to the Company;
(vii) intercompany debt obligations (including intercompany notes) of the Company to its Subsidiaries arising from loans and advances in connection with its centralized cash management system permitted by Section 7.12(i) hereof; and
(viii) indebtedness of the Company and its Subsidiaries under any Hedging Arrangements.
     "PERMITTED INVESTMENTS" means (i) obligations of or guaranteed by the United States government, its agencies or government-sponsored enterprises; (ii) short-term commercial bank and corporate obligations that have received the highest short-term rating from two of the following rating organizations:
Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("MOODY'S"), Duff & Phelps Credit Rating Co., Fitch Investor Service, Inc., IBCA Ltd. and Thomson Bankwatch Inc.; (iii) money market preferred stocks which, at the date of acquisition and at all times thereafter, are accorded ratings of at least AA- or Aa3 by S&P or Moody's, respectively; (iv) tax-exempt obligations that are accorded the highest short-term rating by S&P or Moody's or a long-term rating of at least A- or A3 by S&P or Moody's, respectively, at the time of purchase; (v) master repurchase agreements with foreign or domestic banks having a capital and surplus of not less than $250,000,000 or primary dealers so long as such agreements are collateralized with obligations of the United States government or its agencies at a ratio of 102%, or with other collateral rated at least AA or Aa2 by S&P or Moody's, respectively, at a ratio of 103% and, in either case, marked-to-market weekly and so long as such securities shall be held by a third-party agent; (vi) guaranteed investment contracts and/or agreements of a bank, insurance company or other institution whose unsecured, uninsured and unguaranteed obligations (or claims-paying ability) have at the time of purchase ratings of AAA or Aaa by S&P or Moody's, respectively; (vii) time deposits with, and certificates of deposit and banker's acceptances issued by, any bank having capital surplus and undivided profits aggregating at least $500,000,000 and maturing not more than one year from the date of creation thereof; and (viii) money market funds, the portfolio of which is limited to investments described in clauses (i) through (vii) above. In no event shall any of the Permitted Investments described in clauses (i) through
(vi) above have a final maturity more than two years from the date of purchase. "PERMITTED LIENS" means (i)(x) with respect to Property other than
Collateral, Liens existing on the date hereof to the extent permitted by the Indentures as of the date hereof and (y) with respect to Collateral, Liens existing on the date hereof to the extent specifically permitted in the appropriate Collateral Documents; (ii) Liens on (w) the capital stock of the direct Subsidiaries of the Company, (x) the capital stock of the direct subsidiaries of Acme Packaging, (y) the capital stock of the direct subsidiaries of Acme Steel and (z) the real property, equipment, intellectual property and related intangibles of Acme Steel, in each case to secure such entity's obligations in respect of the Senior Notes; (iii) Liens securing Refinancing Indebtedness used to refund, refinance or extend indebtedness referred to in the preceding clause (ii), PROVIDED that any such Lien does not extend to or cover any Property, shares or debt other than the Property, shares or debt securing the indebtedness so refunded, refinanced or extended and PROVIDED FURTHER that the holder of such Lien agrees in form and substance reasonably satisfactory to the Required Lenders to be bound by the Intercreditor Agreement to the same extent as if such holder were originally a party thereto; (iv) Liens securing indebtedness collateralized by Property of, or any shares of stock of or debt of, any corporation existing at the time such corporation becomes a Subsidiary of the Company or at the time such corporation is merged into the Company or any of its Subsidiaries, PROVIDED that such Liens are not created in connection with, or in contemplation of, such corporation becoming a Subsidiary of the Company or merging into the Company or any of its Subsidiaries, PROVIDED FURTHER that at the time such Acquired Indebtedness is incurred by the Company or such Subsidiary, as the case may be, no Default or Event of Default shall have occurred or be continuing and that the Acquired Indebtedness could have been incurred pursuant to Section 7.11 hereof; (v) Liens securing Refinancing Indebtedness used to refund, refinance or extend indebtedness referred to in the preceding clause (iv), PROVIDED that any such Lien does not extend to or cover any Property, shares or debt other than the Property, shares or debt securing the indebtedness so refunded, refinanced or extended; (vi) Liens other than on Collateral in favor of the Company or any of its Subsidiaries; (vii) Liens on Property (other than Collateral) of the Company or any of its Subsidiaries acquired after the date hereof in favor of governmental bodies to secure progress or advance payments relating to such Property; (viii) Liens on Property (other than the Collateral) of the Company or any of its Subsidiaries acquired after the date hereof securing industrial revenue or pollution control or other tax exempt bonds issued in connection with the acquisition or refinancing of such Property to the extent the incurrence of such indebtedness is permitted pursuant to
Section 7.11 hereof; (ix) Liens to secure certain indebtedness that is otherwise permitted under this Agreement and that is used to finance the cost of Property of the Company or any of its Subsidiaries acquired after the date hereof, PROVIDED that (a) any such Lien is created solely for the purpose of securing the indebtedness representing, or incurred to finance, refinance or refund, the cost (including sales and excise taxes, installation and delivery charges and other direct costs of, and other direct expenses paid or charged in connection with, such purchase or construction) of such Property, (b) the principal amount of the indebtedness secured by such Lien does not exceed 100% of such cost, (c) the indebtedness secured by such Lien is incurred by the Company or its Subsidiary within ninety days of the acquisition of such Property by the Company or its Subsidiary, as the case may be and (d) such Lien does not extend to or cover any Property other than such item of Property and any improvements on such item; (x) statutory liens or landlords', carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and, with respect to any such Liens arising in respect of any of the Collateral, only to the extent specifically permitted under the provisions of the relevant Collateral Document; (xi) Liens on the Collateral securing the Obligations; (xii) easements, restrictions, reservations or rights of others for right-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes and other similar charges or encumbrances not interfering in any material respect with the conduct of the business of the Company or any of its Subsidiaries or, in the case of such Liens which affect the Collateral, to the extent permitted by the relevant Collateral Document; and (xiii) Liens on assets (other than accounts receivable and inventory) as securing obligations otherwise permitted under this Agreement the aggregate principal amount of which does not exceed $2,000,000 outstanding at any one time.
     "PERSON" shall mean any person, firm, corporation or other entity.
     "PRIOR CREDIT AGREEMENT" shall mean that certain Credit Agreement dated June 26, 1992 by and between the Company and Harris Trust and Savings Bank, NBD Bank, N.A. and National City Bank, as amended.
     "PROPERTY" shall mean, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP.
     "REFINANCING INDEBTEDNESS" means indebtedness that refunds, refinances or extends any Indebtedness for Borrowed Money of the

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

Acme Group outstanding on the date hereof or other such Indebtedness permitted to be incurred by the Acme Group pursuant to the terms of this Agreement, but only to the extent that (i) the Refinancing Indebtedness is subordinated to the Obligations to the same extent as such Indebtedness being refunded, refinanced or extended, if at all, (ii) the Refinancing Indebtedness is scheduled to mature no earlier than such Indebtedness being refunded, refinanced or extended, (iii) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the Termination Date has a weighted average life to maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the weighted average life to maturity of the portion of such Indebtedness being refunded, refinanced or extended that is scheduled to mature on or prior to the Termination Date, (iv) such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the sum of (a) the aggregate principal amount then outstanding under such Indebtedness being refunded, refinanced or extended, (b) the amount of accrued and unpaid interest, if any, on such Indebtedness being refunded, refinanced or extended and (c) the amount of customary fees, expenses and costs related to the incurrence of such Refinancing Indebtedness, and (v) in addition to the foregoing, Refinancing Indebtedness in respect of the Senior Notes is permitted by, and governed by the terms and conditions no more burdensome on the Acme Group and its Subsidiaries than the terms and conditions contained in, the Indentures.
     "REGISTRATION STATEMENT" means the Form S-1 Registration Statement filed by the Company with the SEC on June 10, 1994 for its offering of the Senior Notes as amended by Amendment No. 1 filed by the Company with the SEC on July 14, 1994, Amendment No. 2 filed by the Company with the SEC on July 26, 1994 and Amendment No. 3 filed by the Company with the SEC on August 4, 1994.
     "REQUIRED LENDERS" shall mean at any time Lenders whose Commitments aggregate 66-2/3% or more of the total Commitments or if at the time no Commitments are outstanding, Lenders holding 66-2/3% or more of the aggregate outstanding principal balance of the Revolving Credit Notes and the credit risk with respect to the Letters of Credit.
     "RESTRICTED PAYMENTS" is defined in Section 7.13 hereof.
     "REVOLVING CREDIT NOTES" shall mean the Revolving Credit Notes (including notes issued pursuant to Section 12.18 hereof) and "REVOLVING CREDIT NOTE" shall mean any of the Revolving Credit Notes.
     "SEC" means the Securities and Exchange Commission.
     "SECURITY AGREEMENT" is defined in Section 4.1 hereof.
     "SENIOR NOTES" shall mean the Senior Secured Notes and the Senior Secured Discount Notes and the $50,000,000 in "TERM LOANS" made under the "TERM LOAN FACILITY" identified and defined in the Registration Statement. The use of the term "SENIOR" in describing any aspect of the Senior Notes is for convenience of reference only and is not intended to have any substantive effect.
     "SENIOR SECURED DISCOUNT NOTES" shall mean the 13-1/2% Senior Secured Discount Notes due 2004 issued by the Company as described in the Registration Statement.
     "SENIOR SECURED NOTES" shall mean the 12-1/2% Senior Secured Notes due 2002 issued in an original aggregate principal amount of $125,000,000 by the Company as described in the Registration Statement.
     "SHAREHOLDER'S EQUITY" means, as of any date the same is to be determined, the total shareholder's equity (including capital stock, additional paid-in-capital and retained earnings after deducting treasury stock, but excluding minority interests in Subsidiaries) which would appear on a balance sheet of the Acme Group and its Subsidiaries determined on a consolidated basis in accordance with GAAP.
     "SPECIAL STOCK PURCHASE WARRANTS" means the 5,600,000 special stock purchase warrants issued and sold by the Company in March 1994 and the capital stock of the Company for which they can be exercised.
     "STANDBY LETTER OF CREDIT" shall mean any letter of credit which is not a Commercial Letter of Credit.
     "TERMINATION DATE" shall mean August 11, 1997 or such earlier date on which the Commitments are terminated in whole pursuant to Sections 3.7, 8.2 or 8.3 hereof or such later date to which the Commitments are extended pursuant to
Section 12.16 hereof.
     The term "SUBSIDIARY" shall mean, as to any particular parent corporation, any other corporation at least 51% of the outstanding Voting Stock of which is at the time directly or indirectly owned by such parent corporation or by any one or more other corporations or other entities which are themselves subsidiaries of such parent corporation. The term "SUBSIDIARY" shall mean, when used with reference to the Company or the Acme Group, a subsidiary of, respectively, the Company or any member of the Acme Group.
     "TOTAL CAPITALIZATION" means, as of any time the same is to be determined, the sum of (i) Indebtedness for Borrowed Money and (ii) Shareholder's Equity.
     "UTILIZATION RATIO" shall mean as of any time, the ratio of (a) the average daily principal amount outstanding on the Revolving Credit (both in the form of Revolving Loans and L/C Obligations) during the most recently completed calendar month to (b) the average daily amount of Revolving Credit Commitments in effect during the same such month.
     "VOTING STOCK" of any Person means capital stock of any class or classes (however designated) having ordinary power for the election of directors of such Person, other than stock having such power only by reason of the happening of a contingency.
     "WABUSH" means the entity called Wabush Mines, a Canadian
joint venture, including Wabush Iron Co. Ltd., an Ohio corporation and one of the joint venturers of Wabush Mines, which is engaged in the mining, beneficiation and pelletizing of iron ore or any successor to either such entity, any entity of approximate equivalent value substituted therefor or any investment of approximately equivalent value and purpose.
     "WHOLLY-OWNED SUBSIDIARY" means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors' qualifying shares as required by law) or other equity interests are owned by the Company and/or one or more wholly-owned subsidiaries within the meaning of this definition.
     SECTION 9.2. INTERPRETATION.; The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "HEREOF", "HEREIN", and "HEREUNDER" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Chicago, Illinois time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.
Section 10.  The Agent;.
     SECTION 10.1. APPOINTMENT AND AUTHORIZATION;. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are designated to the Agent by the terms hereof and thereof together with such powers as are reasonably incidental thereto. The Agent may resign at any time by sending twenty (20) days prior written notice to the Acme Group and the Lenders and may be removed by the Required Lenders upon twenty (20) days prior
written notice to the Acme Group and the Lenders.   In the event of any such
resignation or removal, the Required Lenders may appoint a new agent after consultation with the Acme Group (which nonetheless shall be bound by the decision of the Required Lenders in their sole discretion), which shall succeed to all the rights, powers and duties of the Agent hereunder and under the other Loan Documents. Any resigning or removed Agent shall be entitled to the benefit of all the protective provisions hereof with respect to its acts as an agent hereunder, but no successor Agent shall in any event be liable or responsible for any actions of its predecessor. If the Agent resigns or is removed and no successor is appointed, the rights and obligations of such Agent shall be automatically assumed by the Required Lenders and (i) the Acme Group shall be directed to make all payments due each Lender hereunder directly to such Lender and (ii) the Agent's rights in the Collateral Documents shall be assigned without representation, recourse or warranty to the Lenders as their interests may appear.
     SECTION 10.2. RIGHTS AS A LENDER;. The Agent has and reserves all of the rights, powers and duties hereunder and under its Revolving Credit Notes and the Applications and Collateral Documents as any Lender may have and may exercise the same as though it was not the Agent and the terms "LENDER" or "LENDERS" as used herein and in all of such documents shall, unless the context otherwise expressly indicates, include the Agent in its individual capacity as Lender.
     SECTION 10.3. STANDARD OF CARE;. The Lenders acknowledge that they have received and approved copies of the Collateral Documents and such other information and documents concerning the transactions contemplated and financed hereby as they have requested to receive and/or review. The Agent makes no representations or warranties of any kind or character to the Lenders with respect to the validity, enforceability, genuineness, perfection, value, worth or collectibility hereof or of the Revolving Credit Notes, the Applications, the Letters of Credit or the Collateral Documents or of the Liens provided for thereby or of any other documents called for hereby or thereby or of the Collateral. The Agent shall not incur any liability under or in respect of this Agreement, the Applications, the Letters of Credit or the Collateral Documents by acting upon any notice, certificate, warranty, instruction or statement (oral or written) of anyone (including anyone in good faith believed by it to be authorized to act on behalf of the Acme Group), unless it has actual knowledge of the untruthfulness of same. The Agent may execute any of its duties hereunder by or through representatives, employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders for the default or misconduct of any such representatives, employees, agents or attorneys-in-fact selected with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder, and shall incur no liability to anyone and be fully protected in acting upon the advice of such counsel. The Agent shall be entitled to assume that no Default or Event of Default exists unless notified to the contrary by a Lender and if the Agent is notified by any Lender of the occurrence of a Default or an Event of Default it shall promptly notify all of the Lenders. The Agent shall in all events be fully protected in acting or failing to act in accord with the instructions of the Required Lenders. Upon the occurrence of an Event of Default hereunder, the Agent shall take such action with respect to the enforcement of its Liens on the Collateral and the preservation and protection thereof as it shall be directed to take by the Required Lenders but, unless and until the Required Lenders have given such direction, the Agent shall take or refrain from taking such actions as the Agent directs it to take or refrain from taking as being appropriate and in the best interest of all Lenders and the Agent shall take or refrain from taking such actions as the

Agent determines are appropriate and in the best interest of all Lenders. Notwithstanding anything to the contrary contained herein or in any Collateral Document, unless and until all Lenders otherwise agree in writing, the Agent shall not enforce its Lien on any of the Collateral constituting real property and the Agent shall not give the Acme Group the notice specified in the first sentence of Section 5(a) of the Security Agreement unless and until all of the Lenders have instructed it to enforce such Lien or give such notice, as the case may be. The Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent may treat the owner of any Revolving Credit Note as the holder thereof until written notice of transfer shall have been filed with it signed by such owner in form satisfactory to the Agent. Each Lender acknowledges that it has independently and without reliance on the Agent or any other Lender and based upon such information, investigations and inquiries as it deems appropriate made its own credit analysis and decision to extend credit to the Acme Group. It shall be the responsibility of each Lender to keep itself informed as to the creditworthiness of the Acme Group and the Subsidiaries and the Agent shall have no liability to any Lender with respect thereto, provided, however, that the Agent shall deliver to any Lender copies of any document hereunder required to be delivered to the Agent upon request by such Lender. The Agent need not verify the worth or existence of the Collateral and may rely exclusively on reports of the Acme Group in computing the Borrowing Base. The Agent shall handle all matters concerning the Obligations, including the Collateral Documents and the Collateral, in accordance with the usual practices of each in managing similar affairs in the ordinary course of business, but neither the Agent nor any director, officer, employee, agent or representative thereof (including any security trustee therefor) shall in any event be liable for any clerical errors or errors in judgment, inadvertence or oversight, or for action taken or omitted to be taken by it or them hereunder or under the Collateral Documents or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.
     SECTION 10.4. COSTS AND EXPENSES;. Each Lender agrees to reimburse the Agent for all field audits conducted by the Agent (unless promptly reimbursed for same by the Acme Group after making the request of the Acme Group for the payment thereof), and agrees to reimburse the Agent for all other reasonable out-of-pocket costs and expenses (including without limitation attorneys' fees) suffered or incurred by the Agent or any security trustee in performing its duties hereunder and under the Applications, the Letters of Credit and the Collateral Documents, or in the exercise of any right or power imposed or conferred upon the Agent hereby or thereby, to the extent that the Agent is not promptly reimbursed for same by the Acme Group after making request of the Acme Group for payment thereof, or out of the Collateral and promptly notifies the Lenders as to the existence of such costs and expenses, all such costs and expenses to be borne by the Lenders ratably in accordance with the amounts of their respective Commitments. If any Lender fails to reimburse the Agent for its share of any such costs and expenses, such costs and expenses shall be paid pro rata by the remaining Lenders, but without in any manner releasing the defaulting Lender from its liability hereunder.
     SECTION 10.5. INDEMNITY;. The Lenders shall ratably indemnify and hold the Agent, and its directors, officers, employees, agents, representatives or attorneys-in-fact (including as such any security trustee therefor), harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it hereunder or under the Applications, the Letters of Credit or the Collateral Documents or in connection with the transactions contemplated hereby or thereby, regardless of when asserted or arising, except to the extent it is promptly reimbursed for the same by the Acme Group or out of the Collateral and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. If any Lender defaults in its obligations hereunder, its share of the obligations shall be paid pro rata by the remaining Lenders, but without in any manner releasing the defaulting Lender from its liability hereunder.
     SECTION 10.6. CONFLICT;. In the event of a conflict between the provisions of this Section 10 and the provisions of any Collateral Document regarding the rights, duties and obligations of the Agent, the provisions of this Section 10 shall govern.
Section 11.  The Guarantees;.
     SECTION 11.1. THE GUARANTEES;. To induce the Lenders to provide the credits described herein and in consideration of benefits expected to accrue to each Guarantor by reason of the Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and each Borrower (individually a "GUARANTOR" and collectively the "GUARANTORS") hereby unconditionally and irrevocably guarantee jointly and severally to the Agent, the Lenders, and each other holder of any of the Obligations, the due and punctual payment of all present and future indebtedness of the Borrowers evidenced by or arising out of the Loan Documents, including, but not limited to, the due and punctual payment of principal of and interest on the Revolving Credit Note and the due and punctual payment of all other Obligations now or hereafter owed by the Borrowers under the Loan Documents as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, according to the terms hereof and thereof. In case of failure by the Borrowers punctually to pay any indebtedness or other Obligations guaranteed hereby, each Guarantor hereby unconditionally agrees jointly and severally to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Borrowers.
     SECTION 11.2. GUARANTEE UNCONDITIONAL;. The obligations of each Guarantor as a guarantor under this Section 11 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any Borrower or of any other Guarantor under this Agreement or any other Loan Document or by operation of law or otherwise;
          (b) any modification or amendment of or supplement to this Agreement or any other Loan Document;
          (c) any change in the corporate existence, structure or ownership of, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting, the Borrowers, any other Guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of any Borrower or of any other Guarantor contained in any Loan Document;
          (d) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Agent, any Lender or any other Person, whether or not arising in connection herewith;
          (e) any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against any Borrower, any other Guarantor or any other Person or Property;
          (f) any application of any sums by whomsoever paid or howsoever realized to any obligation of any Borrower, regardless of what obligations of the Borrowers remain unpaid;
          (g) any invalidity or unenforceability relating to or against any Borrower or any other Guarantor for any reason of this Agreement or of any other Loan Document or any provision of applicable law or regulation purporting to prohibit the payment by the Borrowers or any other Guarantor of the principal of or interest on any Revolving Credit Note or any other amount payable by them under the Loan Documents; or
          (h) any other act or omission to act or delay of any kind by the Agent, any Lender or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Guarantors under this Section 11.
     'SECTION 11.3. DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES';. Each Guarantor's

                                      --57-
obligations under this Section 11 shall remain in full force and effect until the Commitments are terminated and the principal of and interest on the Revolving Credit Note and all other amounts payable by the Borrowers under this Agreement and all other Loan Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Revolving Credit Note or any other amount payable by the Borrowers under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or of any Guarantor, or otherwise, each Guarantor's obligations under this Section 11 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.
     SECTION 11.4. WAIVERS;. (a) GENERAL. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by the Agent, any Lender or any other Person against the Borrowers, another Guarantor or any other Person.
     (b) SUBROGATION AND CONTRIBUTION. Each Guarantor hereby irrevocably waives any claim or other right it may now or hereafter acquire against the Borrowers or any other Guarantor that arises from the existence, payment, performance or enforcement of such Guarantor's obligations under this Section 11 or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Agent, any Lender or any other holder of any of the Obligations against the Borrowers or any other Guarantor whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrowers or any other Guarantor directly or indirectly, in cash or other Property or by set-off or in any other manner, payment or security on account of such claim or other right.
     SECTION 11.5. LIMIT ON RECOVERY;. Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Section 11 shall not exceed $1.00 less than the amount which would render such Guarantor's obligations under this Section 11 void or voidable under applicable law, including without limitation fraudulent conveyance law.
     SECTION 11.6. STAY OF ACCELERATION;. If acceleration of the time for payment of any amount payable by the Borrowers under this Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of any of the Borrowers, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents shall nonetheless be payable jointly and severally by the Guarantors hereunder forthwith on demand by the Agent made at the request of the Required Lenders.
SECTION 12.  MISCELLANEOUS;.

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

     SECTION 12.1. WITHHOLDING TAXES;. (a) PAYMENTS FREE OF WITHHOLDING. Except as otherwise required by law and subject to Section 12.1(b) hereof, each payment by each Borrower and each Guarantor under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which such Borrower or such Guarantor is domiciled, any jurisdiction from which such Borrower or such Guarantor makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrower or relevant Guarantor shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Agent (as the case may be) would have received had such withholding not been made. If the Agent or any Lender pays any amount in respect of any such taxes, penalties or interest the Borrowers shall reimburse the Agent or that Lender for that payment on demand in the currency in which such payment was made. If the Borrowers or any Guarantor pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender or Agent on whose account such withholding was made (with a copy to the Agent if not the recipient of the original) on or before the thirtieth day after payment. If any Lender or the Agent determines it has received or been granted a credit against or relief or remission for, or repayment of, any taxes paid or payable by it because of any taxes, penalties or interest paid by the Borrowers or any Guarantor and evidenced by such a tax receipt, such Lender or Agent shall, to the extent it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the Borrowers or such Guarantor as applicable, such amount as such Lender or Agent determines is attributable to such deduction or withholding and which will leave such Lender or Agent (after such payment) in no better or worse position than it would have been in if the Borrower had not been required to make such deduction or withholding. Nothing in this Agreement shall interfere with the right of each Lender and the Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or the Agent to disclose any information relating to its tax affairs or any computations in connection with such taxes.
     (b) U.S. WITHHOLDING TAX EXEMPTIONS. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrowers and the Agent on or before the earlier of the date the initial Borrowing is made hereunder and thirty (30) days after the date hereof, two duly completed and signed copies of either Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Loans) or Form 4224 (relating to all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Loans) of the United States Internal Revenue Service. Thereafter and from time to time, each Lender shall submit to the Company and the Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested by the Company in a written notice, directly or through the Agent, to such Lender and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to the Loan Documents or the Loans.
     (c) INABILITY OF LENDER TO SUBMIT FORMS. If any Lender determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrowers or Agent any form or certificate that such Lender is obligated to submit pursuant to subsection (b) of this Section 12.1. or that such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Company and the Agent of such fact and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.
     SECTION 12.2. HOLIDAYS;. If any payment of principal or interest on any of the Revolving Credit Notes or any fees shall fall due on a Saturday, Sunday or on another day which is a legal holiday for lenders in the States of Illinois, (i) interest at the rates such Notes bear for the period prior to maturity shall continue to accrue on such principal from the stated due date thereof to and including the next succeeding Business Day and (ii) such principal, interest and fees shall be payable on such succeeding Business Day.
     SECTION 12.3. NO WAIVER, CUMULATIVE REMEDIES;. No delay or failure on the part of any Lender in the exercise of any power or right shall operate as a waiver thereof, nor as an acquiescence in any default nor preclude any other or further exercise of any power or right, or the exercise of any other power or right, and the rights and remedies hereunder of the Lenders are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.
     SECTION 12.4. WAIVERS, MODIFICATIONS AND AMENDMENTS;. Any provision hereof or of the Revolving Credit Notes or the Collateral Documents may be amended, modified, waived or released and any Default or Event of Default and its consequences may be rescinded and annulled upon the written consent of the Required Lenders; PROVIDED, HOWEVER, that without the written consent of each Lender no such amendment, modification or waiver shall increase the amount or extend the terms of such Lender's Commitment or reduce the interest rate applicable to or extend the maturity of its Revolving Credit Note or reduce the amount of the principal, interest, fees or other amounts to which it is entitled hereunder or release any guaranty of any Obligations or release all or any substantial (in value) part of the collateral security afforded by the Collateral Documents (except in connection 0with a sale or other disposition required to be effected by the provisions hereof or of the Collateral Documents) or change this Section or change the definition of "REQUIRED LENDERS" or change the number of Lenders required to take any action hereunder or under the Collateral Documents. No amendment, modification or waiver of the Agents' protective provisions shall be effective without the prior written consent of the Agent. The Agent shall not modify reserves against the Borrowing Base or the eligibility of any Collateral for inclusion in the Borrowing Base in each case if such action would increase the Borrowing Base unless such action is taken with the consent of the Required Lenders.
     SECTION 12.5. COSTS AND EXPENSES;. The Acme Group agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent and Lehman Commercial Paper Inc. in connection with the negotiation, preparation, execution, delivery, recording or filing or release of the Loan Documents or in connection with any consents hereunder or thereunder or waivers or amendments hereto or thereto, including the reasonable fees and the out-of-pocket expenses of counsel for the Agent with respect to all of the foregoing, and all recording, filing, title insurance or other fees, costs and taxes incident to perfecting a Lien upon the collateral security for the Revolving Credit Notes and the other Obligations, and all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Agent, the Lenders or any other holders of a Revolving Credit Note in connection with a default or the enforcement of the Loan Documents, and all costs, fees and taxes of the types enumerated above incurred in supplementing (and recording or filing supplements to) the Collateral Documents in connection with assignments contemplated by
Section 12.18 hereof (collectively, "SECURITY ASSIGNMENT COSTS") if counsel to the Agent believes such supplements to be appropriate or desirable. The Borrowers agree to indemnify and save the Lenders, the Agent and any security trustee for the Agent or the Lenders harmless from any and all liabilities, losses, costs and expenses incurred by the Lenders or the Agent in connection with any action, suit or proceeding brought against the Agent, any security trustee or any Lender by any person which arises out of the transactions contemplated or financed by any of the Loan Documents or out of any action or inaction by the Agent, any security trustee or any Lender thereunder, including without limitation those caused by the negligence of any party but except for such thereof as is caused by the gross negligence or willful misconduct of the party indemnified and except for costs or liabilities incurred in suits which are exclusively among the Lenders or the Lenders and the Agent. The provisions of this Section
12.5 and the protective provisions of Section 2 hereof shall survive payment of the Revolving Credit Notes.
     SECTION 12.6. STAMP TAXES;. The Borrowers agree that they will pay any documentary, stamp or similar taxes payable in respect to any Loan Document or any Letter of Credit, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit to it is then in use or available.
     SECTION 12.7. SURVIVAL OF REPRESENTATIONS;. All representations and warranties made herein or in the Applications or the other Loan Documents or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.
     SECTION 12.8. CONSTRUCTION;. The parties hereto acknowledge and agree that this Agreement shall not be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement.
     SECTION 12.9. ADDRESSES FOR NOTICES;. Unless specifically provided otherwise hereunder, all communications provided for herein shall be in writing and shall be deemed to have been given or made when served personally or three days after being deposited in the United States mail addressed, if to the Acme Group, at c/o Acme Metals Incorporated, 13500 South Perry Avenue, Riverdale, Illinois 60627, Attention: Treasurer, if to the Agent at 111 West Monroe Street, Chicago, Illinois, 60690, Attention: Mr. Richard H. Robb, if to the Lenders at their addresses as shown on the signature pages hereof or on any Assignment Agreement, or at such other address as shall be designated by any party hereto in a written notice given to each party pursuant to this Section 12.9.
     SECTION 12.10. OBLIGATIONS SEVERAL;. The obligations of the Lenders hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders a partnership, association, joint venture or other entity.
     SECTION 12.11. HEADINGS;. Article and Section headings used in this Agreement are for convenience of reference only and are not a part of this Agreement for any other purpose.
     SECTION 12.12. SEVERABILITY OF PROVISIONS;. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or other Loan Documents invalid or unenforceable.
     SECTION 12.13. COUNTERPARTS;. This Agreement may be executed in any number of counterparts, and by different parties hereto on separate counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.
     SECTION 12.14. BINDING NATURE AND GOVERNING LAW;. This Agreement shall be binding upon the Acme Group and its successors and assigns, and shall inure to the benefit of the Lenders and the benefit of their successors and assigns, including any subsequent holder of an interest of the Revolving Credit Notes. This Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with, and shall be governed by the internal laws of the State of Illinois without regard to principles of conflicts of law. The Acme Group may not assign its rights hereunder without the written consent of the Lenders.
     SECTION 12.15. ENTIRE UNDERSTANDING;. This Agreement, together with the other Loan Documents, constitute the entire understanding of the parties with respect to the subject matter hereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.
     SECTION 12.16. EXTENSIONS OF THE COMMITMENTS;. Not less than 60 days or more than 120 days prior to the one-year, two-year and three-year anniversaries of the date hereof, the Company (acting on behalf of the Borrowers pursuant to Section 1.5 hereof) may advise the Agent in writing of its desire to extend the Termination Date for an additional 12 months (but not beyond August 11, 1999) and the Agent shall promptly notify the Lenders of each such request; PROVIDED not more than one such request for the extension of the Termination Date may be made in any one calendar year. In the event that the Lenders are agreeable to such extension (it being understood that any Lender may accept or decline such a request in its sole discretion), the Acme Group, the Lenders and the Agent shall enter into such documents as the Agent may reasonably deem necessary or appropriate to reflect such extension and to assure that all extensions of credit pursuant to the Commitments as so extended are secured by the Liens of the Collateral Documents and the Agent, all costs and expenses incurred by the Agent in connection therewith to be paid by the Borrowers. In the event that some, but not all, of the

Lenders are agreeable to an extension, the Company may (provided that no Default or Event of Default has occurred and is then continuing) terminate the Commitment of the Lender or Lenders declining to extend and repay all borrowings outstanding against the Revolving Credit Note held by such Lender or Lenders and upon such repayment the Commitment of such Lender or Lenders shall be cancelled or, at the option of the Company, the Acme Group may obtain a new Lender or Lenders reasonably acceptable to the Agent and the Required Lenders to replace the Commitment of the Lender or Lenders declining to extend and in such event the Commitment of the Lender or Lenders not desiring to extend shall be cancelled. In the event a Lender elects not to extend, all amounts outstanding under its Revolving Credit Note shall be paid to it no later than the then current Termination Date to which it has agreed. The Acme Group, the Agent and the new Lender shall thereupon execute such instruments and documents as shall in the opinion of the Agent be reasonably necessary or appropriate to substitute the new approved Lender under the Revolving Credit (including without limitation the issuance of a new Revolving Credit Note to the substitute Lender, the execution of an amendment making the new Lender a party hereto and such amendments to the Collateral Documents as may be necessary or appropriate to assure the credit extended by the new Lender is secured and/or supported by the Collateral Documents). The new Lender shall make an initial Revolving Loan under its Revolving Credit Note in the amount necessary to retire the indebtedness evidenced by the Revolving Credit Note held by the declining Lender and all reasonable expenses of the Agent incurred in connection with the foregoing shall be paid by the Acme Group.
     SECTION 12.17. PARTICIPATIONS;. Any Lender may grant participations in its extensions of credit hereunder to any other bank or other lending institution (a "PARTICIPANT") provided that (i) no Participant shall thereby acquire any direct rights under this Agreement, (ii) no Lender shall agree with a Participant not to exercise any of its rights hereunder without the consent of such Participant except for rights which under the terms hereof may only be exercised by all Lenders, (iii) no sale of a participation in extensions of credit shall in any manner relieve the selling Lender of its obligations hereunder and (iv) the Acme Group shall not be responsible for the costs incurred by any Lender in connection with such participations.
     SECTION 12.18. ASSIGNMENT AGREEMENTS;. Each Lender may, from time to time upon at least five Business Days' notice to the Agent, assign to other financial institutions all or part of its rights and obligations under this Agreement (including without limitation the indebtedness evidenced by the Revolving Credit Note then owned by such assigning Lender, together with an equivalent proportion of its obligation to make loans and advances and participate in Letters of Credit hereunder) pursuant to an Assignment Agreement; PROVIDED, HOWEVER, that
(i) each such assignment shall be of a constant, and not a varying, percentage of the assigning Lender's rights and obligations under this Agreement and the assignment shall cover the same percentage of such Lender's Commitment, Revolving Loans, Revolving Credit Note and interests in Letters of Credit; (ii) unless the Agent otherwise consents, the assigning Lender shall assign all of its Commitment, Revolving Loans, Revolving Credit Note and interests in the Letters of Credit or the aggregate amount thereof being assigned pursuant to each such assignment (determined as of the effective date of the relevant Assignment Agreement) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000; (iii) unless the Company otherwise consents, each Lender (other than the Lenders party hereto as of the date hereof) shall maintain for its own account at least 50% of its original Commitment; (iv) the Agent and the Company (which is acting on its own behalf and pursuant to Section
1.5 hereof on behalf of the Borrowers as well) must each consent, which consent shall not be unreasonably withheld and shall be evidenced by execution of a counterpart of the relevant Assignment Agreement in the space provided thereon for such acceptance, to each such assignment to a party which was not an original signatory of this Agreement (it being understood and agreed the Company may condition its acceptance of an assignment on payment by the assigning or assignee Lender of the Security Assignment Costs referred to in Section 12.5 hereof) and (v) the assigning Lender (other than the Lenders party hereto as of the date hereof) must pay to the Agent a processing and recordation fee of $3,000 and any reasonable out-of-pocket attorney's fees incurred by the Agent in connection with such Assignment Agreement. Upon the execution of each Assignment Agreement by the assigning Lender thereunder, the assignee lender thereunder, the Company and the Agent and payment to such assigning Lender by such assignee lender of the purchase price for the portion of the indebtedness of the Acme Group being acquired by it, (i) such assignee lender shall thereupon become a "LENDER" for all purposes of this Agreement with a Commitment in the amount set forth in such Assignment Agreement and with all the rights, powers and obligations afforded a Lender hereunder, (ii) such assigning Lender shall have no further liability for funding the portion of its Commitment assumed by such other Lender and (iii) the address for notices to such assignee Lender shall be as specified in the Assignment Agreement executed by it. Concurrently with the execution and delivery of such Assignment Agreement, the Borrowers shall execute and deliver a Revolving Credit Note to the assignee Lender in the amount of its Commitment and a new Revolving Credit Note to the assigning Lender in the amount of its Commitment after giving effect to the reduction occasioned by such assignment, all such Revolving Credit Notes to constitute "REVOLVING CREDIT NOTES" for all purposes of the Loan Documents. Upon completion of the foregoing, the assigning Lender shall surrender to the Company its old Revolving Credit Note.
     SECTION 12.19. CONFIDENTIALITY;. The Agent and each Lender shall hold in confidence any material nonpublic information delivered or made available to them by the Company or any Subsidiary. The foregoing to the contrary notwithstanding, nothing herein shall prevent any Lender from disclosing any information delivered or made available to it by the Company or any Subsidiary (i) to any other Lender, (ii) to any other Person if reasonably incidental to the administration of the credit contemplated hereby, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority, (v) which has been publicly disclosed other than as a result of a disclosure by the Agent or any Lender which is not permitted by this Agreement, (vi) in connection with any litigation to which the Agent, any Lender, or any of their respective Affiliates may be a party, along with the Company, any Subsidiary or any of their respective Affiliates, (vii) to the extent reasonably required in connection with the exercise of any right or remedy under this Agreement, the other Loan Documents or otherwise, (viii) to such Lender's legal counsel and financial consultants and independent auditors, and (ix) to any actual or proposed participant or assignee of all or part of its rights under the credit contemplated hereby provided such participant or assignee agrees in writing to be bound by the duty of confidentiality under this Section to the same extent as if it were a Lender hereunder.
     SECTION 12.20. TERMS OF COLLATERAL DOCUMENTS NOT SUPERSEDED;. Nothing contained herein shall be deemed or construed to permit any act or omission which is prohibited by the terms of any Collateral Document, the covenants and agreements contained herein being in addition to and not in substitution for the covenants and agreements contained in the Collateral Documents.
     SECTION 12.21.  PERSONAL JURISDICTION;.
          (a) EXCLUSIVE JURISDICTION;. EXCEPT AS PROVIDED IN SUBSECTION (b), THE AGENT, THE LENDERS AND THE ACME GROUP AGREE THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, BUT EACH OF THE AGENT, THE LENDERS AND THE ACME GROUP ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS. THE ACME GROUP WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.
          (b) OTHER JURISDICTIONS;. THE ACME GROUP AGREES THAT THE AGENT, AND EACH OF THE LENDERS SHALL HAVE THE RIGHT TO PROCEED AGAINST THE ACME GROUP OR ITS PROPERTY ("PROPERTY") IN A COURT IN ANY LOCATION TO ENABLE THE AGENT OR ANY LENDER TO REALIZE ON PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT OR ANY LENDER.

Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall be a contract between us for the purposes hereinabove set forth.
     Dated as of this 11th day of August, 1994.
Signature Page;                            ACME STEEL COMPANY
                                           By /s/ S.D. Bennett
                                             Stephen D. Bennett
                                             Its President
                                           ACME STEEL COMPANY
                                           By /s/ J.F. Williams
                                             Jerry F. Williams
                                             Its Treasurer
                                           ACME PACKAGING CORPORATION
                                           By /s/ J.F. Williams
                                             Jerry F. Williams
                                             Its Treasurer
                                           ALPHA TUBE CORPORATION
                                           By /s/ J.F. Williams
                                             Jerry F. Williams
                                             Its Treasurer
                                           UNIVERSAL TOOL & STAMPING COMPANY,
                                             INC.
                                           By /s/ J.F. Williams
                                             Jerry F. Williams
                                             Its Treasurer
                                           ACME METALS INCORPORATED
                                           By /s/ J.F. Williams
                                             Jerry F. Williams
                                             Its Vice President -
                                             Finance
                                             and Administration

Accepted and Agreed to at Chicago, Illinois as of the day and year last above written.
     Each of the Lenders hereby agrees with each other Lender that if it should receive or obtain any payment (whether by voluntary payment, by realization upon collateral, by the exercise of rights of setoff or banker's lien, by counterclaim or cross action, or by the enforcement of any rights under the Credit Agreement, the Revolving Credit Notes or the Collateral Documents or otherwise) in respect of the Obligations, in a greater amount than such Lender would have received had such payment been made to the Agent and been distributed among the Lenders as contemplated by Section 3.8 hereof, then in that event the Lender receiving such disproportionate payment shall purchase for cash without recourse from the other Lenders an interest in the Obligations owed to such Lenders in such amount as shall result in a distribution of such payment as contemplated by Section 3.8 hereof. In the event any payment made to a Lender and shared with the other Lenders pursuant to the provisions hereof is ever recovered from such Lender, the Lenders receiving a portion of such payment hereunder shall restore the same to the payor Lender, but without interest. In the event any amount paid to the Agent under the Applications shall ever be recovered from the Agent, each Lender shall reimburse the Agent for its pro rata share of the amount so recovered.
Amount and Percentage of Commitment:
                                           HARRIS TRUST AND SAVINGS BANK
$40,000,000
(50%)
                                           By /s/ Richard H. Robb
                                             Its Vice President
                                             111 West Monroe Street
                                             Chicago, Illinois  60690
                                             Attention:  Richard H. Robb
                                             LIBOR Funding Office:
                                             Nassau Branch
                                             c/o 111 West Monroe Street
                                             Chicago, Illinois  60690
Amount and Percentage of Commitment:
                                           LEHMAN COMMERCIAL PAPER INC.
$40,000,000
(50%)
                                           By /s/ Jorde M. Nathan
                                             Its Authorized Signatory
                                             3 WORLD FINANCIAL CENTER
                                             NEW YORK, NEW YORK  10285
                                             ATTENTION:  MR. NEIL ULLMAN
                                             LIBOR FUNDING OFFICE:
                                             3 WORLD FINANCIAL CENTER

                                             NEW YORK, NEW YORK  10285
                                             ATTENTION:  MR. NEIL ULLMAN

                                    EXHIBIT A
                                   ACME GROUP
                              REVOLVING CREDIT NOTE
                                Chicago, Illinois
                        $_________________________, 1994
     On the Termination Date, for value received, the undersigned, Acme Steel Company, a Delaware corporation ("ACME STEEL"), Acme Packaging Corporation, a Delaware corporation ("ACME PACKAGING"), Alpha Tube Corporation, an Indiana corporation, ("ALPHA TUBE"), and Universal Tool & Stamping Company, Inc., an Indiana corporation ("UNIVERSAL TOOL") (Acme Steel, Acme Packaging, Alpha Tube and Universal Tool are being hereinafter referred to collectively as the "BORROWERS") hereby jointly and severally promise to pay to the order of ________________________________________________ (the "LENDER"), at the
principal office of Harris Trust and Savings Bank in Chicago, Illinois, the principal sum of (i) _________________________________________ Dollars
($_________), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all loans owing from the Acme Group to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.
     This Note evidences loans constituting part of a "DOMESTIC RATE PORTION" and "LIBOR PORTIONS" as such terms are defined in that certain Credit Agreement dated as of August 11, 1994 by and among the Borrowers, Acme Metals Incorporated, Harris Trust and Savings Bank individually and as Agent and the other Lenders which are now or may from time to time hereafter become parties thereto (said Credit Agreement, as the same may from time to time be modified, amended or restated being referred to herein as the "CREDIT AGREEMENT") made and to be made to the Borrowers by the Lender under the Revolving Credit provided for under the Credit Agreement, and the Borrowers hereby jointly and severally promise to pay interest at the office specified above on each loan evidenced hereby at the rates and times specified therefor in the Credit Agreement.
     Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to the Borrowers against this Note, the Borrower to which such loan was made, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and the interest rates and interest periods applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (PROVIDED that such entries shall be endorsed on the reverse side hereof prior to any negotiation hereof) and the Borrowers agree that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Lender shall be prima facie evidence of the unpaid balance of this Note, the Borrower to which such loan was made, the status of each loan from time to time as part of a Domestic Rate Portion or a LIBOR Portion and the interest rates and interest periods applicable thereto.
     This Note is issued by the Borrowers under the terms and provisions of the Credit Agreement and is secured by the Collateral Documents, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
     This Note shall be construed in accordance with, and governed by, the internal laws of the State of Illinois without regard to principles of conflicts of law.
     The Borrowers hereby jointly and severally promise to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Borrowers hereby waive presentment for payment and demand.
                                    ACME STEEL COMPANY
                                    By
                                       ITS
                                    ACME PACKAGING CORPORATION
                                    By
                                       Its
                                    ALPHA TUBE CORPORATION
                                    By
                                       Its
                                    UNIVERSAL TOOL & STAMPING COMPANY, INC.
                                    By
                                       Its

                                    EXHIBIT B

                            NOTICE OF PAYMENT REQUEST
                                     [Date]
                                [Name of Lender]
                                    [Address]

                                  Attention:
     Reference is made to the Credit Agreement, dated as of August 11, 1994 among Acme Group, the Lenders named therein, and Harris Trust and Savings Bank, as Agent (the "CREDIT AGREEMENT"). Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement. [THE BORROWER HAS FAILED TO PAY ITS REIMBURSEMENT OBLIGATION IN THE AMOUNT OF $__________. YOUR PERCENTAGE OF THE UNPAID REIMBURSEMENT OBLIGATION IS $___________] OR [HARRIS TRUST AND SAVINGS BANK HAS BEEN REQUIRED TO RETURN A PAYMENT BY THE BORROWER OF A REIMBURSEMENT OBLIGATION IN THE AMOUNT OF $__________. YOUR PERCENTAGE OF THE RETURNED REIMBURSEMENT OBLIGATIONS IS $____________].
                                    Very truly yours,
                                    HARRIS TRUST AND SAVINGS BANK
                                    By
                                       Its

                                    EXHIBIT C
                            [FILL IN NAME OF DEBTOR]
                               SECURITY AGREEMENT
     This Security Agreement (the "AGREEMENT") dated as of August ______, 1994 by and between ________________________, a(n) __________________ corporation with its principal place of business and mailing address at _____________________________ (the "DEBTOR"), and Harris Trust and Savings Bank, an Illinois banking corporation ("HARRIS BANK") with its mailing address 111 West Monroe Street, Chicago, Illinois 60690, acting as agent hereunder for the Lenders hereinafter identified and defined (Harris Bank acting as such agent and any successor or successors to Harris Bank acting in such capacity being hereinafter referred to as the "AGENT");
                                WITNESSETH THAT:
     WHEREAS, THE DEBTOR, [INSERT NAMES OF OTHER BORROWERS] (THE DEBTOR, __________, __________ AND __________ BEING HEREINAFTER REFERRED TO COLLECTIVELY AS THE "BORROWERS" AND INDIVIDUALLY AS A "BORROWER"), HARRIS BANK, INDIVIDUALLY AND AS AGENT AND LEHMAN COMMERCIAL PAPER INC. HAVE ENTERED INTO A CREDIT AGREEMENT DATED AS AUGUST 11, 1994 (SUCH CREDIT AGREEMENT AS THE SAME MAY BE AMENDED, MODIFIED OR RESTATED FROM TIME TO TIME BEING HEREINAFTER REFERRED TO AS THE "CREDIT AGREEMENT"), PURSUANT TO WHICH SUCH LENDERS (SUCH LENDERS WHICH ARE NOW OR WHICH FROM TIME TO TIME HEREAFTER BECOME PARTY TO THE CREDIT AGREEMENT BEING HEREINAFTER REFERRED TO COLLECTIVELY AS THE "LENDERS" AND INDIVIDUALLY AS A "LENDER") HAVE AGREED, SUBJECT TO CERTAIN TERMS AND CONDITIONS, TO EXTEND A REVOLVING CREDIT FACILITY TO THE BORROWERS WHICH WILL BE AVAILABLE TO THE BORROWERS IN THE FORM OF LOANS AND LETTERS OF CREDIT;
     WHEREAS, the Borrowers or any of them, may from time to time for the purpose of hedging or otherwise protecting the Borrowers against changes in exchange rates or interest rates or commodity prices, enter into one or more forward currency exchange agreements, forward rate currency or interest options, interest rate or currency swaps, interest rate caps, interest rate collars, interest rate floors or other recognized interest rate or exchange rate or commodity price hedging arrangements with one or more of the Lenders (the liability of the Borrowers in respect of such agreements with such Lenders being hereinafter referred to as the "HEDGING LIABILITY"); and
     WHEREAS, as a condition precedent to extending the credit facilities to the Borrowers under the Credit Agreement, the Lenders have required, among other things, that the Debtor grant to the Agent a lien on and security interest in certain personal properties of the Debtor as collateral security for such credit facilities and related obligations pursuant to this Agreement and various other instruments and documents (this Agreement and such other instruments and documents being hereinafter referred to as the "COLLATERAL DOCUMENTS");
     NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1.   GRANT OF SECURITY INTEREST IN THE COLLATERAL; OBLIGATIONS
SECURED.
     (a) The Debtor hereby grants to the Agent for the ratable benefit of the Lenders a security interest in and right of set-off against, and acknowledges and agrees that the Agent has and shall continue to have for the ratable benefit of the Lenders a continuing security interest in and right of set-off against, any and all right, title and interest of the Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to the following:
            (i) ACCOUNTS. Accounts, whether now owned or existing or hereafter created, acquired or arising, and however evidenced or acquired, or in which the Debtor now has or hereafter acquires any rights (the term "ACCOUNTS" shall mean all of the Debtor's presently existing and hereafter arising or acquired accounts, accounts receivable, margin accounts, future positions, book debts, instruments, documents, contracts, contract rights, choses-in-action, notes, drafts, acceptances, chattel paper, and other forms of obligations and receivables now or hereafter owned or held by or payable to the Debtor relating in any way to Inventory or arising from the sale of Inventory or the rendering of services by the Debtor, including the right to payment of any interest or finance charge with respect thereto, together with all merchandise represented by any of the accounts; all such merchandise that may be reclaimed or repossessed or returned to the Debtor; all of the Debtor's rights as an unpaid vendor, including stoppage in transit, reclamation, replevin and sequestration; all pledged assets and all letters of credit, guaranty claims, liens, and security interests held by or granted to the Debtor to secure payment of any accounts and which are delivered for or on behalf of any account debtor; all guarantees, endorsements and indemnifications on, or of, any of the foregoing);

            (ii) INVENTORY. Inventory, whether now owned or existing or hereafter created, acquired or arising, or in which the Debtor now has or hereafter acquires any rights and all documents of title at any time evidencing or representing any part thereof (the term "INVENTORY" shall mean all now owned or hereafter acquired inventory of the Debtor including, without limitation, all goods, merchandise, raw materials, work-in-process and finished goods intended for sale or lease, of every kind and description now or at any time hereafter owned by the Debtor, together with all the containers, packing, packaging, shipping and similar materials related thereto, and including such inventory as is temporarily out of the Debtor's custody or possession and items in transit and including any returns and repossessions upon any accounts, documents, instruments or chattel paper relating to or arising from the sale of inventory (as such documents, instruments or chattel paper relate to the sale of such inventory) and including, without limitation, all other classes of merchandise, materials, parts, supplies, work-in-process, inventories and finished products intended for sale by the Debtor and all substitutions therefor or replacements thereof, and all additions and accessions thereto, and all invoices, ledgers, books of account, records, files (whether in printed form or stored electronically), computer programs, computer disks or tape files, computer printouts, computer runs and other computer-prepared information relating to any of the foregoing);
            (iii) INTANGIBLES. Intangibles, whether now owned or existing or hereafter created, acquired or arising, or in which the Debtor now has or hereafter acquires any rights (the term "INTANGIBLES" shall mean all of the Debtor's now owned or hereafter acquired contract rights relating to Collateral described in the immediately preceding clauses (i) and (ii) (the "CURRENT ASSET COLLATERAL"), goodwill, descriptions, name plates, choses-in-action, causes of action, catalogs, confidential information, consulting agreements, engineering contracts, and such other assets which relate to the goodwill of the business of the Debtor (to the extent relating to the Current Asset Collateral) and rights to refunds or indemnification to the extent the foregoing relate to Current Asset Collateral, deposit accounts, letters of credit, documents, instruments, chattel paper, and income tax refunds to the extent relating to Current Asset Collateral, claims for tax or other refunds against any city, county, state, or federal government, or any agency or authority or other subdivision thereof relating to Current Asset Collateral, lease agreements relating to Current
            Asset Collateral, corporate or other business records relating to Current Asset Collateral and all other general intangibles of every kind and description relating to Current Asset Collateral;
            PROVIDED, HOWEVER, that Intangibles shall in no event include copyrights, patents, trademarks, licenses therefor, or licenses under patents, trademarks, copyrights and trade secrets of third parties to the Debtor);
            (iv) RECORDS. Supporting evidence and documents relating to any of the above-described property, including, without limitation, all customer lists, invoices, ledgers, books of account, records, files (whether in printed form or stored electronically), computer programs, computer disks or tape files, computer printouts, computer runs and other computer-prepared information relating to any of the foregoing;
            (v) ACCESSIONS AND ADDITIONS. All accessions and additions to and substitutions and replacements of any and all of the foregoing, whether now existing or hereafter arising; and
            (vi) PROCEEDS AND PRODUCTS. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising;
all of the foregoing being herein sometimes referred to as the "COLLATERAL".
     (b) This Agreement is made and given to secure, and shall secure, the payment and performance of (i) any and all indebtedness, obligations and liabilities of the Borrowers and any of them under or in connection with or evidenced by (w) the Credit Agreement or (x) the Notes of the Borrowers heretofore or hereafter issued under the Credit Agreement and the obligations of the Borrowers to reimburse the Lenders for the amount of all drawings on all Letters of Credit issued for the account of any one or more of the Borrowers pursuant to the Credit Agreement, and all other obligations of the Borrowers or any of them under any and all applications for such Letters of Credit or (y) any of the Collateral Documents or (z) any agreements with any one or more of the Lenders with respect to any Hedging Liability, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent and the Lenders in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described in clauses (i) and (ii) above being hereinafter referred to as the "SECURED OBLIGATIONS").
     SECTION 2. TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
     SECTION 3. COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES. The Debtor hereby covenants and agrees with, and represents and warrants to, the Agent and the Lenders that:
         (a) The Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State ________________, is the sole and lawful owner of the Collateral and has full right, power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for; and the execution and delivery of this Agreement, and the observance and performance of any of the matters and things herein set forth, will not contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Debtor or any provision of the Debtor's charter, articles of incorporation or by-laws or of any covenant, indenture or agreement of or affecting the Debtor or any of its properties, or result in the creation or imposition of any lien or encumbrance on any property of the Debtor.
     The Debtor's Federal tax identification number is ____________.
         (b) The Collateral is and will remain in the Debtor's possession or control at the locations listed under Item 1 on Schedule A attached hereto (collectively, the "PERMITTED COLLATERAL LOCATIONS"), except for Collateral which in the ordinary course of the Debtor's business is in transit between the Permitted Collateral Locations. If for any reason Collateral is at any time kept or located at locations other than the Permitted Collateral Locations, the Agent shall nevertheless have and retain a security interest therein. The Debtor owns and will at all times own all Permitted Collateral Locations, except to the extent otherwise indicated on Schedule
     A. The Debtor's chief executive office and principal place of business is at, and the Debtor keeps and shall keep all of its books and records relating to Receivables only at, ___________________; and the Debtor has no other executive offices or places of business other than those listed under
     Item 2 on Schedule A. The Debtor will not maintain an executive office or place of business at a location other than those specified pursuant to the immediately preceding sentence without first providing the Agent thirty
     (30) days' prior written notice of the Debtor's intent to do so; PROVIDED, HOWEVER, that the Debtor will at all times maintain its chief executive office in the contiguous continental United States of America.
         (c) The Collateral and every part thereof is and will be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent therein and as otherwise permitted by Section 7.10 of the Credit Agreement. The Debtor will warrant and defend the Collateral against any claims and demands of all persons or entities at any time claiming the same or any interest in the Collateral adverse to the Agent or any Lender.
         (d) The Debtor will promptly pay when due all taxes, assessments and governmental charges and levies upon or against the Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure on or other realization upon any Collateral and preclude interference with the operation of the Debtor's business in the ordinary course and the Debtor shall have established adequate reserves therefor.
         (e) The Debtor will not waste or destroy the Collateral or any part thereof and will not be negligent in the care or use of any Collateral.
     The Debtor will not use, manufacture, sell or distribute any Collateral in violation of any statute, ordinance or other governmental requirement. The Debtor will perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Agent and the Lenders have no responsibility to perform such obligations.
         (f) Subject to Sections 4(b), 5(a) and 6(b) hereof, the Debtor will not, without the Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein.
         (g) The Debtor will insure the Collateral which is insurable against such risks and hazards as other companies similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Agent may reasonably specify, in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Agent requests, naming the Agent and the Lenders as additional insureds therein) by insurers reasonably acceptable to the Agent. Notwithstanding anything in the foregoing to the contrary, the Debtor may self insure through deductibles or otherwise with respect to each type of insurance required hereunder; PROVIDED, HOWEVER, that such self insurance does not exceed $______________ per occurrence. All premiums on such insurance shall be paid by the Debtor and the policies of such insurance (or certificates therefor) delivered to the Agent. All insurance required hereby shall provide that any loss shall be payable notwithstanding any act or negligence of the Debtor, shall provide that no cancellation thereof shall be effective until at least thirty (30) days after receipt by the Debtor and the Agent of written notice thereof, and shall be satisfactory to the Agent in all other respects. In case of any material loss, damage to or destruction of the Collateral or any part thereof, the Debtor shall promptly give written notice thereof to the Agent and the Lenders generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral or any part thereof, the

     Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at the Debtor's cost and expense, will promptly repair or replace the Collateral so lost, damaged or destroyed, except to the extent (i) such Collateral, prior to its loss, damage or destruction, had become uneconomical, obsolete or worn out or (ii) such Collateral is not necessary for or of importance to the proper conduct of the Debtor's business in the ordinary course and such Collateral and all other Collateral lost, damaged or destroyed during the immediately preceding twelve (12) calendar months had an aggregate fair market value, prior to its loss, damage or destruction, of less than $__________________. In the event the Debtor shall receive any proceeds of such insurance, the Debtor will immediately pay over such proceeds to the Agent. The Debtor hereby authorizes the Agent, at the Agent's option, to adjust, compromise and settle any losses under any insurance afforded at any time after the occurrence and during the continuation of any Default or Event of Default, and the Debtor does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as the Debtor's attorneys-in-fact, with full power and authority to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance. Unless the Agent elects to adjust, compromise or settle losses as aforesaid, any adjustment, compromise and/or settlement of any losses under any insurance shall be made by the Debtor subject to final approval of the Agent (regardless of whether or not a Default or an Event of Default shall have occurred) in the case of losses exceeding $_____________. Net insurance proceeds received by the Agent under the provisions hereof or under any policy or policies of insurance covering the Collateral or any part thereof shall be applied to the reduction of the Secured Obligations (whether or not then due); PROVIDED, HOWEVER, that the Agent agrees to release such insurance proceeds to the Debtor for replacement or restoration of the portion of the Collateral lost, damaged or destroyed required by this Agreement to be so replaced or restored if, but only if, (i) at the time of release no Default or Event of Default exists hereunder, (ii) written application for such release is received from the Debtor within thirty (30) days of receipt of such proceeds and (iii) the Agent has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds. All insurance proceeds shall be subject to the lien and security interest of the Agent hereunder.
         (h) The Debtor will at all times allow the Agent, any Lender and their respective representatives free access to and right of inspection of the Collateral; PROVIDED, HOWEVER, that prior to the occurrence of any Default or Event of Default hereunder (whichever is earlier) any such access or inspection shall only be required during the Debtor's normal business hours and to the extent permitted by Sections 3.4 and 7.5 of the Credit Agreement.
         (i) If any Collateral is in the possession or control of any of the Debtor's agents or processors and the Agent so requests, the Debtor agrees to notify such agents or processors in writing of the Agent's security interest therein and instruct them to hold all such Collateral for the Agent's account and subject to the Agent's instructions. The Debtor will, upon request of the Agent, authorize and instruct all bailees and any other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit the Agent, any Lender and their respective representatives to examine and inspect any of the Collateral then in such party's possession and to verify from such party's own books and records any information concerning the Collateral or any part thereof which the Agent, any Lender or their respective representatives may seek to verify. As to any premises not owned by the Debtor wherein any of the Collateral is located, if any, the Debtor shall, unless the Agent requests otherwise, cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral, allowing the removal of such Collateral by the Agent or by the Lenders and otherwise in form and substance acceptable to the Agent; PROVIDED, HOWEVER, that no such agreement need be obtained with respect to any one location wherein the value of the Collateral as to which such agreement has not been obtained aggregates less than $_______________.
         (j) The Debtor agrees from time to time to deliver to the Agent and any Lender such evidence of the existence, identity and location of the Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by the Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered, together with the Debtor's warranty of the genuineness thereof, and reports stating the book value of Inventory by major category and location), in each case as the Agent or such Lender may request. The Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Agent or the Lenders consider appropriate (including, without limitation, the verification of Collateral by use of a fictitious name), and the Debtor agrees to furnish all assistance and information, and perform any acts, which the Agent may reasonably require in connection therewith. The Debtor will promptly notify the Agent and each Lender of any Collateral which the Debtor has determined to have been rendered obsolete stating the prior book value of such Collateral, its type and location.
         (k) The Debtor will comply in all material respects with the terms and conditions of any and all leases, easements, right-of-way agreements and other agreements binding upon the Debtor or affecting the Collateral, in each case which cover the premises wherein the Collateral is located, and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon.
         (l) The Debtor has not invoiced Receivables or otherwise transacted business, and does not invoice Receivables or otherwise transact business, under any trade names other than the Debtor's name set forth in the introductory paragraph of this Agreement. The Debtor will not change its name or transact business under any other trade name, in each case without first giving the Agent thirty (30) days' prior written notice of its intent to do so.
         (m) The Debtor agrees to execute and deliver to the Agent such further agreements and assignments or other instruments and documents and to do all such other things as the Agent may deem necessary or appropriate to assure the Agent its security interest hereunder, including such financing statement or statements or amendments thereof or supplements thereto or other instruments and documents as the Agent may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "CODE"). The Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to the Debtor wherever the Agent in its sole discretion desires to file the same. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Secured

     Obligations, the Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Agent in its sole discretion deems necessary or appropriate to preserve, protect and enforce the security interest of the Agent under the law of such other jurisdiction. The Debtor agrees to mark its books and records to reflect the security interest of the Agent in the Collateral.
         (n) On failure of the Debtor to perform any of the covenants and agreements herein contained, the Agent may at its option perform the same and in so doing may expend such sums as the Agent may deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Debtor immediately without notice or demand, shall constitute additional Secured Obligations hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 2 1/2% to the rate per annum from time to time announced by Harris Trust and Savings Bank as its prime commercial rate with any change in such rate per annum as so determined by reason of a change in such prime commercial rate to be effective on the date of such change in said prime commercial rate (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). No such performance of any covenant or agreement by the Agent on behalf of the Debtor, and no such advancement or expenditure therefor, shall relieve the Debtor of any default under the terms of this Agreement or in any way obligate the Agent or any Lender to take any further or future action with respect thereto. The Agent in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent in performing any act hereunder shall be the sole judge of whether the Debtor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of the Debtor maintained with the Agent for the amount of such sums and amounts so expended.
     SECTION 4.     SPECIAL PROVISIONS RE: RECEIVABLES.

         (a) As of the time any Receivable becomes subject to the security interest provided for hereby and at all times thereafter, the Debtor shall be deemed to have warranted as to each and all of such Receivables that all warranties of the Debtor set forth in this Agreement are true and correct with respect to each such Receivable; that each Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each Receivable is valid and subsisting and, if such Receivable is an account, arises out of a bona fide sale of goods sold and delivered by the Debtor to, or in the process of being delivered to, or out of and for services theretofore actually rendered by the Debtor to, the account debtor named therein; that no such Receivable is evidenced by any instrument or chattel paper unless such instrument or chattel paper has theretofore been endorsed by the Debtor and delivered to the Agent; that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose; and that if said Receivable is scheduled, listed or referred to on any certificate evidencing the Borrowing Base or is otherwise a Receivable which the Debtor wants the Lenders to consider as an Eligible Receivable, that said Receivable qualifies as an Eligible Receivable. Without limiting the foregoing, if any Receivable which the Debtor desires to qualify as an Eligible Receivable arises out of a contract with the United States of America or any of its departments, agencies or instrumentalities, the Debtor agrees to notify the Agent and execute whatever instruments and documents are required by the Agent in order that such Receivable shall be assigned to the Agent and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute).
         (b) Unless and until an Event of Default hereunder occurs, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by the Debtor in the ordinary course of its business as presently conducted in accordance with Section 6(b) hereof; upon the occurrence and during the continuation of any Event of Default hereunder, such merchandise and other goods shall be set aside at the request of the Agent and held by the Debtor as trustee for the Agent and the Lenders and shall remain part of the Collateral. Unless and until an Event of Default hereunder occurs, the Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted for amounts and on terms which the Debtor in good faith considers advisable. Upon the occurrence and during the continuation of any Event of Default hereunder, unless the Agent requests otherwise, the Debtor shall notify the Agent promptly of all returns and recoveries and, on the Agent's request, deliver any such merchandise or other goods to the

                                       -11

     Agent. Upon the occurrence and during the continuation of any Event of Default hereunder, unless the Agent requests otherwise, the Debtor shall also notify the Agent promptly of all disputes and claims and settle or adjust them at no expense to the Agent or the Lenders hereunder, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by the Debtor without the Agent's consent. The Agent may, at all times upon the occurrence and during the continuation of any Event of Default hereunder, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.
     SECTION 5.     COLLECTION OF RECEIVABLES.
         (a) Except as otherwise provided in this Agreement, the Debtor shall make collection of all Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.
         (b) Upon the occurrence and during the continuation of any Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, in the event the Agent requests the Debtor to do so:
               (i) all instruments and chattel paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by the Debtor, be immediately endorsed to and deposited with Agent; and/or
               (ii) the Debtor shall instruct all customers and account debtors to remit all payments in respect of Receivables to a lockbox or lockboxes under the sole custody and control of Agent and which are maintained at post offices selected by the Agent.
         (c) Upon the occurrence and during the continuation of any Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, the Agent or its designee may notify the Debtor's customers and account debtors at any time that Receivables have been assigned to the Agent or of the Agent's security interest therein, and either in its own name, or the Debtor's name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 5(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent's discretion file any claim or take any other action or proceeding which the Agent may deem reasonably necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables.
         (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 5(b) or 5(c) hereof may be handled and administered by the Agent in and through a remittance account or accounts maintained at the Agent or by the Agent at a commercial bank or banks selected by the Agent (collectively the "DEPOSITARY BANKS" and individually a "DEPOSITARY BANK"), and the Debtor acknowledges that the maintenance of such remittance accounts by the Agent is solely for the Agent's convenience and that the Debtor does not have any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof. The Agent may apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Secured Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as the Agent may from time to time in its discretion determine, but not less often than once each week. The Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Agent and the Depositary Bank as such. However, if the Agent does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Agent or any Depositary Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such remittance accounts or any depository account of the Debtor maintained with the Agent, together with interest thereon at the Default Rate.
     Concurrently with each transmission of any proceeds of Receivables or other Collateral to any remittance account, the Debtor shall furnish the Agent with a report in such form as Agent shall reasonably require identifying the particular Receivable or such other Collateral from which the same arises or relates. The Debtor hereby indemnifies the Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and attorneys' fees suffered or incurred by the Agent or any Lender because of the maintenance of the foregoing arrangements; PROVIDED, HOWEVER, that the Debtor shall not be required to indemnify the Agent or any Lender for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the person seeking to be indemnified. The Agent and the Lenders shall have no liability or responsibility to the Debtor for the Agent or any other Depositary Bank accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.
     SECTION 6.     SPECIAL PROVISIONS RE:  INVENTORY.
         (a) THE DEBTOR WILL AT ITS OWN COST AND EXPENSE MAINTAIN, KEEP AND PRESERVE THE INVENTORY IN GOOD AND MERCHANTABLE CONDITION.
         (b)   THE DEBTOR MAY, UNTIL AN EVENT OF DEFAULT HAS OCCURRED AND IS

     CONTINUING AND THEREAFTER UNTIL OTHERWISE NOTIFIED BY THE AGENT, USE, CONSUME AND SELL THE INVENTORY IN THE ORDINARY COURSE OF ITS BUSINESS, BUT A SALE IN THE ORDINARY COURSE OF BUSINESS SHALL NOT UNDER ANY CIRCUMSTANCE INCLUDE ANY TRANSFER OR SALE IN SATISFACTION, PARTIAL OR COMPLETE, OF A DEBT OWING BY THE DEBTOR.
         (c) AS OF THE TIME ANY INVENTORY BECOMES SUBJECT TO THE SECURITY INTEREST PROVIDED FOR HEREBY AND AT ALL TIMES THEREAFTER, THE DEBTOR SHALL BE DEEMED TO HAVE WARRANTED AS TO ANY AND ALL OF SUCH INVENTORY THAT ALL WARRANTIES OF THE DEBTOR SET FORTH IN THIS AGREEMENT ARE TRUE AND CORRECT WITH RESPECT TO SUCH INVENTORY; THAT ALL OF SUCH INVENTORY IS LOCATED AT A LOCATION SET FORTH PURSUANT TO SECTION 3(b) HEREOF; AND IF SUCH INVENTORY IS SCHEDULED, LISTED OR REFERRED TO IN ANY CERTIFICATE EVIDENCING THE BORROWING BASE OR IS INVENTORY WHICH THE DEBTOR WANTS THE LENDERS TO CONSIDER AS ELIGIBLE INVENTORY, SUCH INVENTORY QUALIFIES AS ELIGIBLE INVENTORY. THE DEBTOR WARRANTS AND AGREES THAT NO INVENTORY IS OR WILL BE CONSIGNED TO ANY OTHER PERSON OR ENTITY WITHOUT THE AGENT'S PRIOR WRITTEN CONSENT.
         (d) UPON THE AGENT'S REQUEST, THE DEBTOR SHALL AT ITS OWN COST AND EXPENSE CAUSE THE LIEN OF THE AGENT IN AND TO ANY PORTION OF THE COLLATERAL SUBJECT TO A CERTIFICATE OF TITLE LAW TO BE DULY NOTED ON SUCH CERTIFICATE OF TITLE OR TO BE OTHERWISE FILED IN SUCH MANNER AS IS PRESCRIBED BY LAW IN ORDER TO PERFECT SUCH LIEN AND WILL CAUSE ALL SUCH CERTIFICATES OF TITLE AND EVIDENCES OF LIEN TO BE DEPOSITED WITH THE AGENT.
         (e) IF ANY OF THE INVENTORY IS AT ANY TIME EVIDENCED BY A DOCUMENT OF TITLE, SUCH DOCUMENT SHALL BE PROMPTLY DELIVERED BY THE DEBTOR TO THE AGENT.
     SECTION 7. POWER OF ATTORNEY. In addition to any other powers of attorney contained herein, the Debtor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as the Debtor's attorney in fact, with full power upon the occurrence and during the continuation of an Event of Default hereunder to sign the Debtor's name on verifications of accounts, to send requests for verification of Receivables to the Debtor's customers and account debtors, to endorse the Debtor's name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Agent's possession, to sign the Debtor's name on any invoice or bill of lading relating to any Receivables, on claims to enforce collection of any Receivable, on notices to and drafts against customers and account debtors, on schedules and assignments of Receivables, on notices of assignment and on public records, to notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by the Agent, to receive, open and dispose of all mail addressed to the Debtor and to do all things necessary to carry out this Agreement. The Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Debtor have terminated. The Agent may file one or more financing statements disclosing its security interest in any or all of the Collateral without the Debtor's signature appearing thereon. The Debtor also hereby grants the Agent a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of the Debtor without notice thereof to the Debtor, which power of attorney is coupled with an interest and is irrevocable until the Secured Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrowers or any of them have terminated.
     SECTION 8.     DEFAULTS AND REMEDIES.
         (a) The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder:
          (i) default in the payment when due (whether by lapse of time, acceleration or otherwise) of the Secured Obligations or any part thereof; or
          (ii) the occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement.
         (b)   Upon the occurrence and during the continuation of any Event of
     Default hereunder, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which the Debtor hereby waives, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In addition to all other sums due the Agent or any Lender hereunder, the Debtor shall pay the Agent and any Lender all costs and expenses incurred by the Agent or such Lender, including attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against the Agent, such Lender or the Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtor in accordance with
     Section 12(b) hereof at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice; PROVIDED HOWEVER, no notification need be given to the Debtor if the Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent or any Lender may be the purchaser at any such sale. The Debtor hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.
         (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the Debtor's premises or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence and during the continuation of any Event of Default hereunder, the Debtor shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place designated by the Agent. If the Agent exercises its right to take possession of the Collateral, the Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining Collateral records.
         (d) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between the Debtor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. Neither the Agent, nor any Lender, nor any party acting as attorney for the Agent or any Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Agent and the Lenders under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have. For purposes of this Agreement, a Default or Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Lenders or the Required Lenders, as the case may be, in accordance with the Credit Agreement or, in the case of a Default, the same is cured by the Debtor within any applicable cure period.
     Section 9. APPLICATION OF PROCEEDS. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default hereunder shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of the Secured Obligations as set forth in Section 3.8 of the Credit Agreement. The Debtor shall remain liable to the Agent and the Lenders for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Debtor or to whomsoever the Agent reasonably determines is lawfully entitled thereto.
     SECTION 10. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrowers or any of them under the Credit Agreement have terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtor, forthwith release its security interest hereunder.
     SECTION 11. THE AGENT. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the Lenders concerning the perfection of the security interest granted hereunder or in the value of any of the Collateral.
     SECTION 12.    MISCELLANEOUS.
         (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent, the Lenders and their successors and assigns; PROVIDED, HOWEVER, that the Debtor may not assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of Sections 12.17 and 12.18 of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of the Credit Agreement. The Debtor hereby release the Agent from any liability for any act or omission relating to the Collateral or this Agreement, except for the Agent's gross negligence or willful misconduct.
         (b) Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party, and shall be deemed to have been made when given to the relevant party, in accordance with Section 12.9 of the Credit Agreement.
         (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure against any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the ratable benefit of the Lenders.
         (d) Notwithstanding anything herein to the contrary, the right of recovery hereunder against the Debtor with respect to the Secured Obligations shall be limited to $1 less than the amount of the lowest claim hereunder against the Collateral which would render this Agreement void or voidable under applicable law.
         (e) The lien and security herein created and provided for stand as direct and primary security for the Notes as well as for all other Secured Obligations. No application of any sums received by the Agent or the Lenders in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any part thereof shall in any manner entitle the Debtor to any right, title or interest in or to the Secured Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrowers or any of them under the Credit Agreement have terminated.
         (f) All obligations of the Debtor hereunder shall be absolute and unconditional irrespective of:
               (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtor;
               (ii) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;
               (iii) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured
            Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto;
               (iv) any exchange, release or non-perfection of any other
            collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any part of the Secured Obligations;
               (v) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document; or
               (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Debtor;
and without limiting the generality of the foregoing, the Lenders may at their discretion at any time grant credit to the Borrowers or any of them without notice to the Debtor in such amounts and on such terms as the Lenders may elect (all of such to constitute so much additional Secured Obligations) without in any manner impairing the lien and security hereof.
          (g) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.
          (h) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.
          (i) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.

     IN WITNESS WHEREOF, the Debtor has caused this Agreement to be duly executed as of the date first above written.
                                    [DEBTOR]
                                    By
                                       Its
          Accepted and agreed to as of the date first above written.
                                    HARRIS TRUST AND SAVINGS BANK,
                                       AS AGENT AS AFORESAID FOR THE LENDERS
                                    BY
                                       ITS  VICE PRESIDENT

                                   SCHEDULE A
                                    LOCATIONS
Item 1. Permitted Collateral Locations (including Debtor's chief financial office and principal place of business):

        ADDRESS                                        OWNER OF PREMISES

                              [DEBTOR TO COMPLETE]
ITEM 2. ADDITIONAL PLACES OF BUSINESS:
                              [DEBTOR TO COMPLETE]

                                    EXHIBIT D

                           FORM OF OPINION OF COUNSEL


                            __________________, 199__


Harris Trust and Savings Bank
Chicago, Illinois

Lehman Commercial Paper Inc.
New York, New York
Gentlemen:
     We have served as counsel to Acme Steel Company, a Delaware corporation ("ACME STEEL"), Acme Packaging Corporation, a Delaware corporation ("ACME PACKAGING"), Alpha Tube Corporation, a Delaware corporation ("ALPHA TUBE"), Universal Tool & Stamping Company, Inc., an Indiana corporation ("UNIVERSAL TOOL") (Acme Steel, Acme Packaging, Alpha Tube and Universal Tool being herein referred to collectively as the "BORROWERS") and Acme Metals Incorporated, a Delaware corporation (the "COMPANY") (the Borrowers and the Company being herein referred to collectively as the "ACME GROUP"), in connection with a revolving credit facility being made available by you to the Borrowers. This opinion is delivered to you at the request of the Company and the Borrowers pursuant to
Section 6.2(h) of the Credit Agreement referred to below.
     As such counsel, we have supervised the taking of the corporate proceedings necessary to authorize the execution and delivery of, and have examined executed originals of, the Loan Documents described on Exhibit A attached hereto. We have also examined and are familiar with:
          (i) A copy of the articles of incorporation of each member of the Acme Group, each certified as of ______________, 19___ by the Secretary of the State of incorporation of such member;
          (ii) Certificates dated as of a date no earlier than ___ days prior to the date hereof from the Secretary of the States of incorporation of each member of the Acme Group and in each other state where any member of the Acme Group is licensed or qualified to do business, as to the good standing of such member in those states;
          (iii) A copy of the by-laws of each member of the Acme Group certified by the Secretary of such member as being the by-laws of such member in effect at all times since ____________, 19___;
          (iv) Copies of certain resolutions adopted by the board of directors [AND THE STOCKHOLDERS] of each member of the Acme Group, certified by the Secretary of such member of the

     Acme Group; and
          (v) [IDENTIFY ANY OTHER MATTERS OR ITEMS PERTAINING TO ORGANIZATION, AUTHORITY AND GOOD STANDING;]
and we have also examined such other instruments and records and inquired into such other factual matters and matters of law as we deem necessary or pertinent to the formulation of the opinions hereinafter expressed. As to questions of fact relevant to the opinions stated herein, we have relied upon information obtained from the officers of the members of the Acme Group and other sources believed by us responsible, and, with your permission, we have assumed, without independent investigation, the accuracy of such information.
          In rendering the opinions expressed below, we have examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other statements of government officials and corporate officers and such other papers and evidence as we have deemed relevant and necessary as a basis for these opinions. We have assumed the genuineness of all signatures (other than those of the members of the Acme Group), the authenticity of all documents submitted to us as originals and the conformity with the original documents of any copies thereof submitted to us for our examination.
     Based upon the foregoing, we are of the opinion that:
     1. Each member of the Acme Group is a corporation duly organized and validly existing and in good standing under the laws of its state of incorporation with full and adequate corporate power and authority to carry on its business as now conducted and is duly licensed or qualified and in good standing in each jurisdiction wherein the conduct of its business or the assets and Properties owned or leased by it require such licensing or qualification.
     2. Each Borrower has full right, power and authority to borrow from you, to mortgage, pledge, assign and otherwise encumber its assets and properties as collateral security for such borrowings, to execute and deliver the Loan Documents executed by it and to observe and perform all the matters and things therein provided for. The execution and delivery of the Loan Documents executed by the Borrowers does not, nor will the observance or performance of any of the matters or things therein provided for, contravene any provision of law or of the articles of incorporation, charter or by-laws of any of the Borrowers (there being no other agreements under which any of the Borrowers are organized) or, to the best of our knowledge after due inquiry, of any covenant, indenture or agreement binding upon or affecting any of the Borrowers or any of their respective properties or assets.
     3. The Company has full right, power and authority to guarantee all of the indebtedness, obligations and liabilities of the Borrowers to you, to execute and deliver the Loan Documents executed by it and to observe and perform all the matters and things therein provided for. The execution and delivery of the Loan Documents executed by the Company does not, nor will the observance or performance of any of the matters or things therein provided for, contravene any provision of law or of the articles of incorporation, charter or by-laws of the Company (there being no other agreements under which the Company is organized) or, to the best of our knowledge after due inquiry, of any covenant, indenture or agreement binding upon or affecting the Company o any of its properties or assets.
     4. The Loan Documents executed by the Acme Group have been duly authorized by all necessary corporate action (no stockholder approval being required), have been executed and delivered by the proper officers of each member of the Acme Group and constitute valid and binding agreements of each member of the Acme Group enforceable against them in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency or similar laws and legal or equitable principles affecting or limiting the enforcement of creditors' rights generally.
     5. No order, authorization, consent, license or exemption of, or filing or registration with, any court or governmental department, agency, instrumentality or regulatory body, whether local, state or federal, is or will be required in connection with the lawful execution and delivery of the Loan Documents or the observance and performance by each member of the Acme Group of any of the terms thereof.
     5. To the best of our knowledge after due inquiry, there is no action, suit, proceeding or investigation at law or in equity before or by any court or public body pending or threatened against or affecting any member of the Acme Group or any of their respective assets and properties which, if adversely determined, could result in any material adverse change in the properties, business, operations or financial condition of any member of the Acme Group or in the value of the collateral security for your loans and other credit accommodations to the Borrowers.
          Our opinions expressed above are limited to the laws of the State of Illinois, the corporate laws of the States of Delaware and Indiana and the federal laws of the United States of America.

                                                     Respectfully submitted,

                                    EXHIBIT A
          (a) Credit Agreement by and between the Acme Group, Harris Trust and Savings Bank ("HARRIS"), individually and as agent (Harris acting in its capacity as agent being herein referred to as the "AGENT") and Lehman Commercial Paper Inc. ("LEHMAN");
          (b) Revolving Credit Note of the Borrowers payable to the order of Harris in the principal sum of $________________;
          (c) Revolving Credit Note of the Borrowers payable to the order of Lehman in the principal sum of $______________;
          (d)  Security Agreement from Acme Steel to the Agent;
          (e) ________ (__________) UCC Financing Statements executed by Acme Steel, as debtor, in favor of the Agent, as secured party, and to be filed in the office of the ____________ Secretary of State and to be recorded as a fixture filing in the mortgage records of the Recorder's Office of _____________ County, __________________, respectively;
          (f)  Security Agreement from Acme Packaging to the Agent;
          (g) ________ (__________) UCC Financing Statements executed by Acme Packaging, as debtor, in favor of the Agent, as secured party, and to be filed in the office of the ____________ Secretary of State and to be recorded as a fixture filing in the mortgage records of the Recorder's Office of _____________ County, __________________, respectively;
          (h)  Security Agreement from Alpha Tube to the Agent;
          (i) ________ (__________) UCC Financing Statements executed by Alpha Tube, as debtor, in favor of the Agent, as secured party, and to be filed in the office of the ____________ Secretary of State and to be recorded as a fixture filing in the mortgage records of the Recorder's Office of _____________ County, __________________, respectively;
          (j)  Security Agreement from Universal Tool to the Agent;
          (k) ________ (__________) UCC Financing Statements executed by Universal Tool, as debtor, in favor of the Agent, as secured party, and to be filed in the office of the ____________ Secretary of State and to be recorded as a fixture filing in the mortgage records of the Recorder's Office of _____________ County, __________________, respectively.
The foregoing documents are herein collectively referred to as the "LOAN DOCUMENTS".

                                    EXHIBIT E
                                   ACME GROUP
                           BORROWING BASE CERTIFICATE
To: Harris Trust and Savings Bank as Agent under, and the Lenders party to, the Credit Agreement described below
          Pursuant to the terms of the Credit Agreement dated as of August 11, 1994 among us (the "CREDIT AGREEMENT"), we submit this Borrowing Base Certificate to you and certify that the information set forth below and on any attachments to this Certificate is true, correct and complete as of the date of this Certificate. Any capitalized terms used herein without definition shall have the same meanings as such terms have in the Credit Agreement.
                     I. BORROWING BASE - ACME STEEL COMPANY
A.   ACCOUNTS IN BORROWING BASE
     1.   Gross accounts
A1
     2.   Ineligible accounts identified
          in Credit Agreement
A2
     3.   Eligible Receivables
          (line A1 minus line A2)
A3
     4.   Eligible Receivable in Borrowing
          Base (line A3 x .85)                                          _______
___
A4
B.   INVENTORY IN BORROWING BASE
     1.   Gross Inventory
B1
     2.   Ineligible inventory identified
          in Credit Agreement
B2
     3.   Eligible Inventory*
          (line B1 minus line B2)
B3
     4.   Eligible Inventory in Borrowing
          Base (line B3 x .50)                                          _______
___
B4
C.   BORROWING BASE - ACME STEEL COMPANY
     1.   Borrowing Base
          (sum of lines A4 and B4)
C1
     2.   Hedging Liability as defined
C2
     3.   Available Borrowing Base
          (line C1 minus line C2))                                      _______
___
C3

D.   ADVANCES/AVAILABILITY (SHORTFALL) - ACME STEEL COMPANY
     1.   Revolving Loans                       . . . .
                                                   D1
     2.   Letters of Credit                     . . . .
                                                   D2
     3.   Total Advances (sum of
          line D1 and D2)
D3
     4.   Availability (Shortfall)
          (line C3 minus line D3)                                       _______
___
D4
            II.  BORROWING BASE - ACME PACKAGING CORPORATION
A.   ACCOUNTS IN BORROWING BASE
     1.   Gross accounts
A1
     2.   Ineligible accounts identified
          in Credit Agreement
A2
     3.   Eligible Receivables
          (line A1 minus line A2)
A3
     4.   Eligible Receivable in Borrowing
          Base (line A3 x .85)                                          _______
___
A4
B.   INVENTORY IN BORROWING BASE
     1.   Gross Inventory
B1
     2.   Ineligible inventory identified
          in Credit Agreement
B2
     3.   Eligible Inventory*
          (line B1 minus line B2)
B3
     4.   Eligible Inventory in Borrowing
          Base (line B3 x .50)                                          _______
___
B4
C.   BORROWING BASE - ACME PACKAGING CORPORATION
     1.   Borrowing Base
          (sum of lines A4 and B4)
C1
     2.   Hedging Liability as defined
C2
     3.   Available Borrowing Base
          (line C1 minus line C2))                                      _______
___
C3

D.   ADVANCES/AVAILABILITY (SHORTFALL) - ACME PACKAGING CORPORATION

     1.   Revolving Loans                       . . . .
                                                   D1
     2.   Letters of Credit                     . . . .
                                                   D2
     3.   Total Advances (sum of
          line D1 and D2)
D3
     4.   Availability (Shortfall)
          (line C3 minus line D3)                                       _______
___
D4

                  III.  BORROWING BASE - ALPHA TUBE CORPORATION
A.   ACCOUNTS IN BORROWING BASE
     1.   Gross accounts
A1
     2.   Ineligible accounts identified
          in Credit Agreement
A2
     3.   Eligible Receivables
          (line A1 minus line A2)
A3
     4.   Eligible Receivable in Borrowing
          Base (line A3 x .85)                                          _______
___
A4
B.   INVENTORY IN BORROWING BASE
     1.   Gross Inventory
B1
     2.   Ineligible inventory identified
          in Credit Agreement
B2
     3.   Eligible Inventory*
          (line B1 minus line B2)
B3
     4.   Eligible Inventory in Borrowing
          Base (line B3 x .50)                                          _______
____
B4
C.   BORROWING BASE - ALPHA TUBE CORPORATION
     1.   Borrowing Base
          (sum of lines A4 and B4)
C1
     2.   Hedging Liability as defined
C2
     3.   Available Borrowing Base
          (line C1 minus line C2))                                      _______
___
C3
D.   ADVANCES/AVAILABILITY (SHORTFALL) - ALPHA TUBE CORPORATION

     1.   Revolving Loans                       . . . .
                                                   D1
     2.   Letters of Credit                     . . . .
                                                   D2
     3.   Total Advances (sum of
          line D1 and D2)
D3
     4.   Availability (Shortfall)
          (line C3 minus line D3)                                       _______
___
D4

      IV.  BORROWING BASE - UNIVERSAL TOOL & STAMPING COMPANY, INC.
A.   ACCOUNTS IN BORROWING BASE
     1.   Gross accounts
A1
     2.   Ineligible accounts identified
          in Credit Agreement
A2
     3.   Eligible Receivables
          (line A1 minus line A2)
A3
     4.   Eligible Receivable in Borrowing
          Base (line A3 x .85)                                          _______
___
A4
B.   INVENTORY IN BORROWING BASE
     1.   Gross Inventory
B1
     2.   Ineligible inventory identified
          in Credit Agreement
B2
     3.   Eligible Inventory*
          (line B1 minus line B2)
B3
     4.   Eligible Inventory in Borrowing
          Base (line B3 x .50)                                          _______
___
B4
C.   BORROWING BASE - UNIVERSAL TOOL & STAMPING COMPANY, INC.
     1.   Borrowing Base
          (sum of lines A4 and B4)
C1
     2.   Hedging Liability as defined
C2
     3.   Available Borrowing Base
          (line C1 minus line C2))                                      _______
___
C3
D.   ADVANCES/AVAILABILITY (SHORTFALL)-UNIVERSAL TOOL & STAMPING

                                           COMPANY, INC.
     1.   Revolving Loans                       . . . .
                                                   D1
     2.   Letters of Credit                     . . . .
                                                   D2
     3.   Total Advances (sum of
          line D1 and D2)
D3
     4.   Availability (Shortfall)
          (line C3 minus line D3)                                       _______
___
D4
                          V.  INVENTORY CAP ADJUSTMENT
A.   AGGREGATE BORROWING BASE
     1.   Acme Steel Company
          (line IC1)                            . . . .
                                                   A1
     2.   Acme Packaging Corporation
          (line IIC1)                           . . . .
                                                   A2
     3.   Alpha Tube Corporation
          (line IIIC1)                          . . . .
                                                   A3
     4.   Universal Tool & Stamping
          Company, Inc. (line IVC1)             . . . .
                                                   A4
     5.   Aggregate Borrowing Base
          (sum of lines A1, A2, A3 and A4)
A5
B.   AGGREGATE ELIGIBLE INVENTORY
     1.   Acme Steel Company
          (line IB3)                            . . . .
                                                   B1
     2.   Acme Packaging Corporation
          (line IIB3)                           . . . .
                                                   B2

     3.   Alpha Tube Corporation
          (line IIB3)                           . . . .
                                                   B3
     4.   Universal Tool & Stamping
          Company, Inc. (line IVB3)             . . . .
                                                   B4
     5.   Aggregate Eligible Inventory
          (sum of lines B1, B2, B3 and B4)      . . . .
                                                   B5
C.   DEDUCTION FOR INVENTORY CAP (IF ANY)
     1.   Inventory Cap (line A5 x .40)
C1
     2.   Aggregate Eligible Inventory less

          Inventory Cap (line B5 minus line C1)
C2
*If the amount shown on Line VC2 is positive, deduct a pro rata share of the amount shown one line VC2 from each Borrower's Eligible Inventory
     Dated as of this ____ day of ______________, 19___.
                                ACME METALS INCORPORATED
                                BY
                                   ITS

                                    EXHIBIT F
                                   ACME GROUP
                             COMPLIANCE CERTIFICATE
                         For the Month Ending __________
                        To:Harris Trust and Savings Bank
                         as Agent under, and the Lenders
                         party to the Credit Agreement
                                 described below
     This Compliance Certificate is furnished to the Lenders pursuant to the requirements of Section 7.5 of the Credit Agreement dated as of August 11, 1994, by and between Acme Steel Company, a Delaware corporation ("ACME STEEL"), Acme Packaging Corporation, a Delaware corporation ("ACME PACKAGING"), Alpha Tube Corporation, an Indiana corporation, ("ALPHA TUBE"), and Universal Tool & Stamping Company, Inc., an Indiana corporation ("UNIVERSAL TOOL") (Acme Steel, Acme Packaging, Alpha Tube and Universal Tool are being hereinafter referred to collectively as the "BORROWERS") and Acme Metals Incorporated (the "COMPANY", the Borrowers and the Company being referred to collectively as the "ACME GROUP"), Harris Trust and Savings Bank as agent thereunder (the "AGENT") and the Lenders named therein (the "CREDIT AGREEMENT"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.
     THE UNDERSIGNED HEREBY CERTIFIES THAT:
     1.   I am the duly elected ______________ of the Company;
     2. We have reviewed the terms of the Credit Agreement and we have made, or have caused to be made under our supervision, a detailed review of the transactions and conditions of the Acme Group during the accounting period covered by the financial statements being furnished concurrently with this Certificate;
     3. The examinations described in paragraph 2 did not disclose, and we have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or an Event of Default at any time during or at the end of the accounting period covered by the accompanying financial statements or as of the date of this Certificate, except as set forth immediately below;
     4. The financial statements required by Section 7.5 of the Credit Agreement and being furnished to you concurrently with this Certificate are true, correct and complete as of the dates and for the periods covered thereby; and
     5. Schedule I attached hereto sets forth financial data and computations evidencing the Acme Group's compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Acme

Group has taken, is taking, or proposes to take with respect to each such condition or event:




     The foregoing certifications, together with the computations set forth in
Schedule I attached hereto and the financial statements furnished concurrently with this Certificate in support hereof, are made and delivered as of this ______ day of _______________, 19___.
     By:
     Title:

             (Type or Print Name)

                                   SCHEDULE I
                                   ACME GROUP
                            COMPLIANCE CALCULATIONS
                           FOR AUGUST 11, 1994 CREDIT
                                    AGREEMENT
                               Calculations as of
                              _______________, 19__

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

A.   Consolidated Current Ratio (Section 7.6)
     1.   Consolidated current assets
          (including cash
           held for
          Modernization Project)                                        ________

     2.   Consolidated current liabilities                              ________

     3.   Ratio of Line 1 to Line 2
          ("CONSOLIDATED CURRENT RATIO")                                      :1
                                                                        --------
                                                                        --------
     4.   Consolidated Current Ratio must
          be in an amount not less than                                    1.5:1
                                                                        --------
                                                                        --------
     5.   Acme Group is in compliance?
          (Circle yes or no)                                             Yes/No
                                                                        --------
                                                                        --------

B.   Consolidated Tangible Net Worth (Section 7.7)

     1.   Shareholder's Equity                                          ________

     2.   Intangible  Assets (enter total on
          Line 2 and show break-down below)                             ________

          (a)   Goodwill                ___________
          (b) Deferred charges          ___________
          (c) Other intangible assets   ___________

     3.   Amortization of financing fees
          and expenses
          associated with the
          financing for the Modernization
          Project                                                       ________

     4.   Line 1 minus Line 2 plus Line 3
          (to the extent otherwise
          deducted above)
          ("CONSOLIDATED TANGIBLE NET WORTH")                           ________

     5.   As listed in Section 7.7, for the date
          of this Certificate, Consolidated Tangible
          Net Worth must not be less than                              $________

     6.   Acme Group is in compliance?
          (Circle yes or no)                                             Yes/No
                                                                        --------
                                                                        --------
C.   LEVERAGE RATIO (SECTION 7.8)

     1.   Indebtedness for Borrowed Money (enter total on
          Line 1 and show breakdown below)                             $________
                                                                        ________
          (a)  Acme Steel     ___________
          (b)  Acme Packaging ___________
          (c)  Alpha Tube     ___________
          (d)  Universal Tool ___________
          (e)  Acme Metal     ___________

     2.   Shareholder's Equity
          as defined                 __________

     3.   Sum of Lines 1 and Line 2
          ("TOTAL CAPITALIZATION")                                     $________
                                                                        ________
     4.   Ratio of Indebtedness for Borrowed
          Money (Line 1) to Total Capitalization

          (Line 3) ("LEVERAGE RATIO")                                         :1
                                                                        --------
                                                                        --------
     5.   As listed in Section 7.8,
          the Leverage Ratio shall not
          be greater than                                                 0.65:1
                                                                        --------
                                                                        --------
     6.   Acme Group is in compliance?
          (Circle yes or no)                                             Yes/No
                                                                        -------
                                                                        -------
D.   CASH FLOW COVERAGE RATIO (SECTION 7.9)

     1.   Consolidated Net Income
          as defined                           __________

     2.   Amounts deducted in arriving
          at Consolidated Net Income
          in respect of

          (a)  Net Interest Expense            __________

          (b)  Income taxes as defined and
               classified in accordance
               with GAAP                       __________

          (c)  Depreciation of fixed assets    __________

          (d)  Amortization of
               intangibles (other than
               debt issuance costs)            __________

          (e)  Amortization of
               financing fees and
               expenses of the financing
               for the Modernization
               Project                         __________

          (f)  (i)  Non-recurring expenses
               from the shutdown of
               facilities, (ii) non-recurring
               losses resulting from any
               writedown of assets and
               (iii) prepayment penalties
               incurred as a result of pre-
               payment of indebtedness
               referred to in Sections 6.2(f)
               and 6.2(g) hereof, all to
               the extent incurred as part
               of, or attributable to the
               Modernization Project           __________

     3.   Sum of Lines 1, 2(a),
          2(b), 2(c), 2(d), 2(e) and
          2(f) ("EBITDA")                                              _________

     4.   Modernization Project Expenses
          (to the extent deducted in
          computing EBITDA) or, if
          lesser, $15,000,000                  __________

     5.   Cash on hand (free of
          any Lien or use restriction)         __________

     6.   Sum of Lines 3, 4 and 5              __________

     7.   Cash Interest Expense                __________

     8.   Average daily principal amount
          outstanding on the Revolving
          Credit                               __________

     9.   30% of Line 8 amount                 __________

     10.  Sum of Lines 7 and 9                                         _________

     11.  Ratio of Line 6 to Line 10
          ("CASH FLOW COVERAGE RATIO")                                        :1
                                                                       ---------
                                                                       ---------

     12.  As listed in Section 7.9
          the Consolidated Cash Flow Coverage Ratio
          must not be less than                                           1.05:1
                                                                       ---------
                                                                       ---------
     13.  Acme Group is in compliance?
          (Circle yes or no)                                              Yes/No
                                                                       ---------
                                                                       ---------
E.   Dividends and Certain Other Restricted Payments (Section 7.13)

     1.   Check either (a) or (b)

          (a)  The Acme Group has not made any
               Restricted Equity Payments (as
               defined in Section 7.13) during
               the period covered by this
               Certificate                                             _________
                                                                          1(a)

          (b)  The Acme Group has made Restricted
               Equity Payments during the period
               covered by this Certificate                             _________
                                                                           1(b)

               (i)  Enter the aggregate amount of
                    such Restricted Equity Payments                    _________
                    made by each Borrower                                1(b)(i)

               (a)  Acme Steel     ___________
               (b)  Acme Packaging ___________
               (c)  Alpha Tube     ___________
               (d)  Universal Tool ___________
     2.   Check either (a) or (b)
          (a)  The Borrowers have not made any

               Restricted Debt Payments (as
               defined in Section 7.13) during
               the period covered by this
               Certificate                                             _________
                                                                         2(a)

          (b)  The Borrowers have made Restricted
               Debt Payments during the period
               covered by this Certificate                            __________
                                                                         2(b)

               (i)  Enter the aggregate amount of
                    such Restricted Debt Payments                     $_________
                    made by each Borrower
                                                                        2(b)(i)

               (a)  Acme Steel     ___________
               (b)  Acme Packaging ___________
               (c)  Alpha Tube     ___________
               (d)  Universal Tool ___________

     3.   If Line 1(b) or Line 2(b) is checked, complete the following:

          (a)  At the time such Restricted
               Equity or Debt Payments
               were made and after giving effect
               thereto, no Default or Event
               of Default had occurred or is continuing
               (Check either True or False)             __________    _________
                                                           True         *False

          (b)  The portion of EBITDA for the
               subject fiscal year derived from
               income of the Borrowers
               (enter total on Line 3(b) and
               show break-down below)

               (a)  Acme Steel     ___________
               (b)  Acme Packaging ___________
               (c)  Alpha Tube     ___________
               (d)  Universal Tool ___________

          (c)  Maintenance Capital Expenditures
               and construction contract liquidated
               damages of the Borrowers during such
               year (enter total on Line 3(c) and show
               break-down below)
               (a)  Acme Steel     ___________

               (b)  Acme Packaging ___________
               (c)  Alpha Tube     ___________
               (d)  Universal Tool ___________

          (d)  Sum of Lines 3(b) and 3(c)
               for each Borrower
               (for each Borrower, the
               "MAXIMUM PERMITTED AMOUNT")
               (a)  Acme Steel     ___________
               (b)  Acme Packaging ___________
               (c)  Alpha Tube     ___________
               (d)  Universal Tool ___________

          (e)  Aggregate amount of the
               Restricted Payments for each
               Borrower (Line 1(b)(i) plus
               Line 2(b)(i) for each Borrower)
               does not exceed the Maximum
               Permitted Amount for such
               Borrower (shown on Line 3(d)).
               (Check either True or False)        ___________    ___________
                                                       True         *False

* If this item is checked, the Acme Group has defaulted in its observance of the covenant set forth in Section 7.13 and triggered an Event of Default under Section 10.1(b).

                                    EXHIBIT G
                            ASSIGNMENT AND ACCEPTANCE

                          Dated _____________, 19_____
     Reference is made to the Credit Agreement dated as of August 11, 1994 (the "CREDIT AGREEMENT") among the Acme Group, the Lenders (as defined in the Credit Agreement) and Harris Trust and Savings Bank, as Agent for the Lenders (the "AGENT"). Terms defined in the Credit Agreement are used herein with the same meaning.
     _____________________________________________________ (the "ASSIGNOR") and
_________________________ (the "ASSIGNEE") agree as follows:
     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Assignor's Commitment as in effect on the Effective Date and the Revolving Loans, if any, owing to the Assignor on the Effective Date and the Assignor's Percentage of any outstanding L/C Obligations, if any.
     2.   The Assignor (i) represents and warrants that as of the date hereof
(A) its Commitment is $____________, (B) the aggregate outstanding principal amount of Revolving Loans made by it under the Credit Agreement that have not been repaid is $____________ and a description of the interest rates and interest periods for such Revolving Loans is attached as Schedule 1 hereto, and
(C) the aggregate principal amount of Assignor's outstanding L/C Obligations is $___________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower, the Company, or any Guarantor or the performance or observance by any Borrower, the Company, or any Guarantor of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.
     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to in

Sections 7.5(a)(i) and (ii) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) specifies as its lending offices (and address for notices) the offices set forth beneath its name on the signature pages hereof.
     4. As consideration for the assignment and sale contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds an amount equal to $________________(1)*. It is understood that commitment and/or Letter of Credit fees accrued to the date hereof with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.
     5. The effective date for this Assignment and Acceptance shall be _____________, 19___(the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Company for its acceptance and to the Agent for acceptance and recording by the Agent.
     6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its

_______________________
     (1)* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify those amounts generically or by formula rather than as a fixed sum.

obligations under the Credit Agreement.
     7. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.
     8. In accordance with Section 12.18 of the Credit Agreement, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrowers to execute and deliver to the Assignee a Revolving Credit Note payable to the Assignee in the amount of its Commitment and a new Revolving Credit Note to the Assignor in the amount of its Commitment after giving effect to the assignment hereunder.
     9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

                                             [Assignor Lender]

                                             By:
                                             Title:

                                             ASSIGNEE LENDER]


                                             By:
                                               Title:

                                             Lending Office (and
                                             address for notices):

                                             LIBOR Funding Office:


Accepted and consented this
____ day of ___________, 19__

ACME METALS INCORPORATED


By:
Title:

Accepted and consented to by the Agent this _______ day of ___________, 19__

[AGENT]


By
Title:

                                   SCHEDULE I


                     Type of                                Last day of
Principal Amount     Revolving Loan     Interest Rate       Interest Period
----------------     --------------     -------------       ---------------

                             SCHEDULE 1.3 (STANDBY)

                    APPLICATION AND AGREEMENT FOR IRREVOCABLE
                            STANDBY LETTER OF CREDIT

                                                 Date---------------------------

International Operations Division                SPL----------------------------
Harris Trust and Savings Bank
P.O. Box 755
111 West Monroe Street
Chicago, Illinois 60690

Gentlemen:

We request you to open and transmit by cable/airmail your Irrevocable Letter of Credit in favor of:








available by their drafts, drawn at sight on: Harris Trust and Savings Bank, or not exceeding a total of:
accompanied by the following document(s):








Drafts drawn under this Letter of Credit must be drawn and presented together with accompanying documentation at your principal office in Chicago, Illinois not later than:

In consideration of your issuing at our request your Irrevocable Letter of Credit (hereinafter called "Credit") on the terms mentioned above:

1. We hereby agree to pay you in immediately available and freely transferable funds the amount of each draft or acceptance drawn under, or purporting to be drawn under, the Credit, such payment to be made at the maturity of each respective draft or acceptance, or if so demanded by you, on demand in advance of any drawing or maturity.

2. Payment shall be made by us at your office in Chicago, Illinois, in lawful money of the United States and as to drafts or acceptances which are payable in currency other than United States currency, the amount to be paid by us shall be at the rate of exchange then current in Chicago for cable transfers to the place of payment in the currency in which such draft is drawn.

3.   We also agree to pay you, on demand, a commission at the rate of:
     of the Credit through December 31, 1991 and thereafter at a rate of:
     of the Credit or such other rate as you and we may agree, and all charges and expenses legal and/or otherwise (including court costs and attorneys' fees), paid or incurred by you in connection therewith or in your endeavoring to collect any liability of us or any one or more of us hereunder, including all costs and expenses arising out of any reserve requirements for, or any assessment of deposit insurance premiums on, the Credit. In addition, if you shall determine that any existing or future law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by you (or any of your branches) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of requiring you to maintain capital to support your obligations hereunder or under the Credit, then from time to time, within 15 days after demand by you, we shall pay to you such additional amount or amounts reasonably determined by you as will compensate you for such requirement.

4. Any amounts not paid when due hereunder shall bear interest (computed on the basis of a 360 day year and actual days elapsed) from the due date thereof until paid in full at a rate per annum determined by adding 1% to the rate from time to time announced by you as your prime commercial rate, with any change in such interest rate resulting from a change in such prime commercial rate to be and become effective as of and on the day of the relevant change in such prime commercial rate, payable on demand.

5. We agree that in the event of any extension of the maturity or time for presentation of drafts, acceptances or documents, or any other modification of the terms of the Credit, at the request of any of us, with or without notification to the others, or in the event of any increase in the amount of the Credit at our request, this agreement shall be binding upon us with regard to the credit extended, increased or otherwise modified, to drafts, documents and property covered thereby, and to any action taken by you or any of your correspondents, in accordance with such extension, increase or other modification.

6. The users of the Credit shall be deemed our agents and we assume all risks of their acts, omissions, or misrepresentations. Neither you nor your correspondents shall be responsible for the validity, sufficiency, truthfulness, or genuineness of the documents even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; for failure of any draft to bear any reference or adequate reference to the Credit, or failure of any person to note the amount of any draft on the reverse of the Credit, or to surrender or to take up the Credit as required by the terms of the Credit; each of which provisions, if contained in the Credit itself, it is agreed may be waived by you, or for errors, omissions, interruptions or delays in transmission or delivery of any message, by mail, cable, telegraph, wireless, or otherwise, whether or not they be in cipher; nor shall you be responsible for any error, neglect or default of any of your correspondents; and none of the above shall affect, impair or prevent the vesting of any of your rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, we agree that any action taken by you or by any correspondent of yours under or in connection with the Credit or the relative drafts, documents or property, if taken in good faith, shall be binding on us and shall not put you or your correspondent under any resulting liability to us; and we make like agreement as to any inaction or omission, unless in breach of good faith.

7. We agree, at any time and from time to time, on demand, to deliver, convey, transfer or assign to you, as security for any and all obligations and liabilities of us or any one or more of us hereunder, and also for any and all other obligations and liabilities, absolute or contingent, due or to become due, which are now or may at any time hereafter be owing by us or any one or more of us to you, additional security of a value and character satisfactory to you, or to make such payment as you may require.

8. You shall not be deemed to have waived any of your rights hereunder, unless you or your authorized agent shall have signed such waiver in writing. No such waiver, unless expressly as stated therein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, or as to any continuance of a breach after such waiver.

9. The word "property", as used in this agreement, includes goods, merchandise, securities, funds, choses in action, and any and all other forms of property, whether real, personal or mixed, and any right or interest therein.

10. Without limiting the foregoing and in addition to the provisions of paragraph numbered 7 hereof, we agree that all property belonging to any of us, now or at any time hereafter delivered, deposited, conveyed, transferred, assigned or paid to you, or coming into your possession or into the possession of any one for you in any manner whatsoever, whether expressly as security for any obligations or liabilities of us to you or otherwise, are hereby made and shall be and constitute collateral security for any and all obligations and liabilities, absolute or contingent, due or to become due, which are now or may at any time hereafter be owing by us or any one or more of us to you.

11. Without limiting the foregoing and in addition to the provisions of paragraph numbered 6 hereof, you are hereby expressly authorized and directed to honor any request for payment which is made under and in compliance with the terms of said Credit without regard to, and without any duty on your part to inquire into, the existence of any disputes or controversies between any of the undersigned, the beneficiary of the Credit or any other person, firm or corporation, or the respective rights, duties or liabilities of any of them or whether any facts or occurrences represented in any of the documents presented under the Credit are true or correct. Furthermore, we fully understand and agree that your sole obligation to us shall be limited to honoring requests for payment made under and in compliance with the terms of the Credit and this application and your obligation remains so limited even if you may have assisted us in the preparation of the wording of the Credit or any documents required to be presented thereunder or you may otherwise be aware of the underlying transaction giving rise to the Credit and this application.

12. If this agreement is signed by one party, the terms "we," "our," "us," shall be read throughout as "I," "my," "me," as the case may be. If this agreement is signed by two or more parties, it shall constitute the joint and several agreement of such parties. This agreement shall be deemed to be made under and shall in all respects be governed by the law of the State of Illinois. This Credit will be subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision) International Chamber of Commerce Publication No. 400, except for Article 45 thereof.


THIS APPLICATION IS SUBJECT TO THE TERMS OF A     Very truly yours,
CREDIT AGREEMENT (THE "CREDIT AGREEMENT")
DATED AS OF AUGUST 11, 1994 AMONG
THE APPLICANT, CERTAIN LENDERS PARTY THERETO,     _____________________________
AND HARRIS TRUST AND SAVINGS BANK, AS AGENT.      (FIRM'S NAME, IF APPLICABLE)
IN THE EVENT OF ANY CONFLICT OR OTHER
INCONSISTENCY BETWEEN THE TERMS OF THIS           BY___________________________
APPLICATION AND THE CREDIT AGREEMENT, AS IT       TITLE________________________
MAY BE AMENDED FROM TIME TO TIME, THE TERMS
OF THE CREDIT AGREEMENT SHALL PREVAIL.

                                                  By___________________________
                                                  TITLE________________________

                            SCHEDULE 1.3 (COMMERCIAL)
      APPLICATION AND AGREEMENT FOR IRREVOCABLE COMMERCIAL LETTER OF CREDIT

[HARRIS BANK LOGO]  P. 0. Box 755                     L/C No.___________________
                    Chicago, Illinois 60690                  (For Bank use only)
                    Telephone: (312) 461-5072
                    Cable address: HARRISBANK
                    Telex: 25-3417 (HARISINT CGO)     Date______________________

Please issue an irrevocable Letter of Credit as set forth below and forward same to your correspondent for delivery to the beneficiary by
   / / Airmail  / / Airmail, with short preliminary cable advice / / Full Cable
-------------------------------------------------------------------------------
     ADVISING BANK                           FOR ACCOUNT OF (APPLICANT)
       (optional)




----------------------------------------------------- Amount ------------------
     IN FAVOR OF (BENEFICIARY)        In Figures

                                      In Words
                                      -----------------------------------------
                                      Expiry Date      Latest date for shipment
                                                              (Optional)

                                      In the country of the beneficiary
                                      unless otherwise indicated
-------------------------------------------------------------------------------
Available by drafts at  ______________________________________________
                             "at sight", "30 day sight", etc.)

For _________________________Invoice amount of merchandise drawn on (full or percentage)

/ / Harris Bank or / / Advising Bank* (*Payment will be effected prior to receipt of documents at Harris Bank).
DRAFTS MUST BE ACCOMPANIED BY THE FOLLOWING DOCUMENTS (in DUPLICATE unless otherwise specified)

 / /  Commercial Invoice
 / /  Packing  List
 / /  Special U.S. Customs invoice
 / /  Certificate of origin Form A
 / / Negotiable Marine/Air Insurance Policy or Certificate covering: Coverage of invoice_________(110% unless otherwise specified)
                 PERCENT
      / / All Risks / / War Risks / / Other Risks (please specify)_____________ / / Other documents, if any:________________________________________________
 / / Full set of at least two ORIGINAL clean on board ocean bills of Lading issued to order of shipper, endorsed in blank, marked "Freight
          / / Collect   / / Prepaid
 / /  Clean airway bill in________ consigned____________________________________
      ____________________________ Marked Freight / / Collect    / / Prepaid
 / /  Other Transport Document__________________________________________________
      ____________________________ Marked Freight / / Collect    / / Prepaid
 / /  Notify ___________________________________________________________________
      __________________________________________________________________________
      Merchandise Description___________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________
   (Please mention commodity only, omitting details as to grade, quality, etc.) Check one: / / FOB / / C&I / / C&F / / CIF / / OTHER_______________________
                                                (Name of city, Port or Airport)
--------------------------------------------------------------------------------
Shipment from:                Partial Shipments  / / Permitted  / / Prohibited
                         -------------------------------------------------------

To:                           Transshipments  / / Permitted  / / Prohibited
--------------------------------------------------------------------------------

/ / Documents must be presented to the negotiating or paying bank within ______ days after the issuance of documents evidencing shipment or dispatch or taken in charge (shipping documents). Documents presented within this period and within the validity of the letter of credit will be negotiated.

/ / Insurance effected by ourselves. We agree to keep insurance coverage in force until this transaction is completed.
Discount charges (if the tenor is other than sight) are for the account of the:
                                                    / / Applicant/ / Beneficiary
All banking charges, other than those of Harris bank:
                                                  / / Applicant  / / Beneficiary
Other Instructions______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Unless otherwise instructed, documents will be forwarded to us in one airmail by the negotiating bank. The credit will be subject to the Uniform Customs and Practice for the Documentary Credits (1993 revision) the International Chamber of Commerce Publication No. 500
PLEASE DATE AND OFFICIALLY SIGN THE AGREEMENT ON THE REVERSE SIDE OF THIS APPLICATION.

In consideration of your opening your Commercial Letter of Credit (hereinafter called "Credit") substantially in accordance with the foregoing application, we hereby agree with you as follows:

          1. We agree to pay you in cash the amount of each draft or acceptance drawn under, or purporting to be drawn under the Credit, such payment to be made at the maturity of each respective draft or acceptance, or on demand prior thereto.

          2. Payment shall be made by us at your office in Chicago, Illinois, in lawful money of the United States. As to drafts or acceptances which are payable in currency other than United States currency, the amount to be paid by us shall be the equivalent of the amount paid by you at the rate of exchange then current in Chicago for cable transfers to the place of payment in the currency in which such draft is drawn. If there is then no rate of exchange generally current in Chicago for effective cable transfers, we agree on demand to pay you an amount which you then deem necessary to pay or provide for the payment of our obligations hereunder; but in any such event we shall remain liable for any deficiency which may result if the actual cost to you of settlement of your obligations under the Credit proves to be in excess of the amount so paid by us, and we shall be entitled to a refund, without interest, of any excess payment made by us.

          3. We also agree to pay you, on demand, a commission fee for issuance and payment of the Credit according to your schedule of fees in effect at the time of issuance/payment, and all charges and expenses paid or incurred by you in connection with the Credit including costs of complying with any and all applicable governmental exchange regulations, including all costs and expenses arising out of any reserve requirements for, or any assessment of deposit insurance premiums on, the Credit, and interest on any such amount(s) not paid when due at the rate per annum equal to your prime commercial rate from time to time in effect.

          4. We hereby recognize and admit your ownership in and unqualified right to the possession and disposal of all property shipped, warehoused or otherwise delivered or allocated under or pursuant to or in connection with the Credit, or in any way relative thereto or to the drafts drawn thereunder, whether or not released to us on trust or bailee receipt, and also in and to all shipping documents, warehouse receipts, policies or certificates of insurance and other documents accompanying or relative to drafts drawn under the Credit, and in and to the proceeds of each and all of the foregoing, until such time as all the obligations and liabilities of us or any of us to you at any time existing under or with reference to the Credit, or this agreement, or any other credit or any other obligation or liability to you, have been fully paid and discharged, all as security for such obligations and liabilities; and that all or any of such property and documents and the proceeds of any thereof, coming into the possession of you or any of your correspondents, may be held and disposed of by you as herein above provided; and the receipt by your, or any of your correspondents, at any time of other security, of whatsoever nature, including cash, shall not be deemed a waiver of any of your rights or powers herein recognized.

          5. Except insofar as otherwise expressly stated in the Credit to the contrary, we agree that you and any of your correspondents may receive and accept as "Bills of Lading" under the Credit and documents issued or purporting to be issued by or on behalf of any carrier which acknowledges receipt of property for transportation, whatever the specific provisions of such documents, and any such Bill of Lading issued by or on behalf of an ocean carrier may be accepted by you as an "Ocean Bill of Lading" whether or not the entire transportation is by water. If the Credit states that except so far as otherwise expressly stated it is subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision (Publication No. 500), fixed by the international Chamber of Commerce the Credit shall, except so far as otherwise expressly stated, be so subject in all respects and you and any of your correspondents may, except so far as otherwise expressly stated, accept documents of any character which comply with such Uniform Customs and Practice; and if the Credit does not so state, you and any of your correspondents may, without limiting the type of document acceptable according to any other provisions of the Credit, accept documents of any character which comply with the said Uniform Customs and Practice or which comply with the laws or regulations in force and customs and usages of the place of negotiation or payment.

          In the event that, at our request, some of the documents required under the Credit are forwarded directly to us or any other party designated by us, or you, at our request, release or consent to the release of some or all of the property shipped under the Credit prior to the presentation of the relative item, we agree to pay you on demand the amount of any claim made against you by reason thereof and authorize you to honor such item when it is presented regardless of whether or not such item or any documents which may accompany it complies with the terms of the Credit. In case of your issuance of steamship indemnity for our account, you are authorized to retain original bills of lading for delivery to the shipping company to secure the release of your indemnity.

          We agree to indemnify and hold you harmless from each and every claim, demand liability, loss, cost or expense (including, but not limited to, reasonable attorney's fees and legal costs) which may arise or be created by your acceptance of telecommunication instructions in connection with the Credit, including, but not limited to, telephone instructions in connection with any waiver of discrepancies.

          6. Except insofar as otherwise expressly stated in the Credit, we agree that partial shipments may be made under the Credit and you may honor the relative drafts, and that if the Credit specifies drawings and/or shipments by installments within stated periods, and the shipper fails to ship or drafts are not drawn in any designated period, the Credit shall cease to be available for that and any subsequent installments unless otherwise stipulated in the Credit.

          7. Any modification of the terms of the Credit other than an increase in the amount of the Credit or an extension of the maturity or time for presentation of drafts, acceptances or documents, may with your consent be made by any of us with or without notification to the others, but any increase in the amount of the credit or extension of the maturity or time for presentation of drafts, acceptances or documents shall be only at the request of all of us, and in any such event this agreement shall be binding upon us with regard to the Credit so increased or otherwise modified, to drafts, documents and property covered thereby, and to any action taken by you or any of your correspondents, in accordance with any such extension, increase or other modification.

          8. The users of the Credit shall be deemed our agents and we assume all risks of their acts or omissions. Neither you nor your correspondents shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of the property purporting to be represented by documents; for any difference in character, quality, quantity, condition, packing, value or delivery of the property from that expressed in documents; for general and/or particular conditions stipulated in the documents; for the validity, sufficiency or genuineness or legal effect of documents, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; for the time, place, manner or order in which shipment is made; for partial or incomplete shipment, or failure or omission to ship any or all of the property referred to in the Credit; for the character, adequacy, validity or genuineness of any insurance; for the solvency or responsibility of any insurer,or for any other risk connected with insurance; for any deviation from instructions, delay, default or fraud by the shipper or any one else in connection with the property or the shipping thereof; for the solvency, responsibility or relationship to the property of any party issuing any documents in connection with the property; for any variance between invoices, bills of lading, warehouse receipts or other documents; for delay in arrival or failure to arrive of either the property or any of the documents relating thereto; for delay in giving or failure to give notice of arrival, or any other notice; for any breach of contract between the shippers or vendors and ourselves or any of us; for the validity or sufficiency of any instrument assigning or purporting to assign the Credit or the rights or benefits thereunder or the proceeds thereof; for failure of any draft to bear any reference or adequate reference to the Credit, or failure of documents to accompany any draft at negotiation, or failure of any person to note the amount of any draft on the reverse of the Credit, or to surrender or to take up the Credit or to send forward documents apart from drafts, as required by the terms of the Credit, each of which provisions, if contained in the Credit itself, it is agreed may be waived by you; or for errors, omissions, interruptions or delays in transmission or delivery of any message by mail, cable, telegraph, wireless or otherwise, whether or not they be in cipher; or for any error, neglect or default of any of your correspondents; and none of the above shall affect, impair or prevent the vesting of any of your rights or powers hereunder. We agree that you or any of your correspondents may accept or pay any draft dated on or before the expiration of any time limit expressed in the Credit, regardless of when drawn and when or whether negotiated, provided the other required documents are dated prior to the expiration of any time limit relating thereto. In furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, we agree that any action taken by you or by any correspondent of yours under or in connection with the Credit or the relative drafts, documents or property, if taken in good faith, shall be binding on us and shall not put you or your correspondent under any resulting liability to us; and we make like agreement as to any inaction or omission, unless in breach of good faith.

          9. We agree to procure promptly and necessary import and export or other licenses for the import or export or shipping of the property and to comply with all foreign and domestic governmental regulations in regard to the shipment of the property or the financing thereof, and to furnish such certificates in that respect as you may at any time require, and to keep the property adequately covered by insurance satisfactory to you, in companies satisfactory to you, and to assign the policies or certificates of insurance to you, or to make the loss or adjustment, if any, payable to you, at your option, and to furnish you, if demanded, with evidence of acceptance by the insurers of such assignment.

          10. Each of us agrees, at any time and from time to time, on your demand to deliver, transfer or assign to you as security for (i) any and all obligations and liabilities of us or any one or more of us hereunder, including the amount of this Credit, and (ii) any and all other obligations and liabilities to you of us or any one or more of us, now existing or hereafter arising direct or contingent, due or to become due, property in addition to that referred to in paragraph numbered 4 hereof of a value and character satisfactory to you. Without limiting the foregoing and in addition to the provisions of paragraph numbered 4 hereof,each of us agrees that all property belonging to any of us of every name and nature whatsoever, now or at any time hereafter delivered, conveyed, transferred, assigned or paid to you, or coming into your possession or into the possession of anyone for you in any manner whatsoever, whether expressly as security for any such obligations or liabilities of us or any of us to you or for safekeeping or otherwise, including any items received for collection or transmission, and the proceeds thereof, whether or not such property is in whole or in part released to us or any of us on trust or bailee receipt, are hereby made security for each and all such obligations and liabilities referred to in this paragraph 10. We further agree that any indebtedness due or owing from you to any of us may at any time, as well before as after the maturity of any obligation or liability hereunder of us or any of us to you, be set off and applied against any liability or obligation of us or any of us hereunder including the amount of this Credit.

          11. Upon failure of payment of any sum required to be paid by us or any of us pursuant to the terms hereof at the time or times when such payment is due, whether by lapse of time, demand or otherwise, or upon failure of us or any of us at all times to keep a margin of security with you satisfactory to you, or upon the making by any of us of any assignments for the benefit of creditors, or upon the filing of any voluntary or involuntary petition in bankruptcy by or against any of us or upon the application for the appointment of a receiver of any property of any of us, or upon any act of bankruptcy or state of insolvency or suspension of business of or by any of us, or upon any proceeding being commenced by or against us or any of us under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, liquidation, dissolution or conservation law or statute of any jurisdiction, or upon the service of any warrant of attachment or garnishment or the existence or making or issuance of any tax lien, levy or similar process on or with respect to any property of any of us, all of our obligations and liabilities hereunder including the amount of this Credit (and all other liabilities and obligations of any of us to you) shall become and be immediately due and payable without demand or notice. Also in any such event you shall have full power and authority at any time or times thereafter to sell and assign and deliver the whole of the property, or any part thereof, then constituting security pursuant to any of the terms hereof, at any broker's board or at public or private sale, in such parcel or parcels and at such time or times and at such place or places and for such price or prices as you may deem proper, and with the right in yourself to be purchaser at such brokers' board or public sale; and each of us hereby waives all advertisement or notice of sale or intention to sell and of the time and place thereof; and after deducting all legal and other costs and expenses of any such sale and delivery of the property sold, the residue of the proceeds of such sale or sales shall be applied to pay any or all of the liabilities for which the property so sold constitutes security under the terms hereof. The residue, if any, of the proceeds of sale and any other property constituting security remaining after satisfaction of our liabilities to you shall be returned to us. Nothing in this paragraph 11 contained shall be deemed to limit or restrict your rights under paragraph numbered 4 hereof.

          12. You shall not be deemed to have waived any of your rights hereunder unless you or your authorized agent shall have signed such waiver in writing. No such waiver, unless expressly as stated therein, shall be effective as to any transaction except the specific transaction described in the waiver.

          13. The word "property" as used in this agreement includes goods, merchandise, securities, funds, choses in action and any and all other forms of property, whether real, personal or mixed, and any right or interest therein.

          14. If this agreement is signed by one party, the terms "we," "our," "us," shall be read throughout as "I," "my," "me," as the case may be. If this agreement is signed by two or more parties, it shall constitute the joint and several agreement of such parties. This agreement shall be deemed to be made under and shall in all respects be governed by the law of the State of Illinois.

THIS APPLICATION IS SUBJECT TO THE TERMS OF A     _____________________________
CREDIT AGREEMENT (THE "CREDIT AGREEMENT")              (Firm's Name)
DATED AS OF AUGUST 11, 1994 AMONG                 _____________________________
THE APPLICANT, CERTAIN LENDERS PARTY THERETO
AND HARRIS TRUST AND SAVINGS BANK, AS AGENT.      Account Number:
IN THE EVENT OF ANY CONFLICT OR OTHER             -----------------------------
INCONSISTENCY BETWEEN THE TERMS OF THIS           BY___________________________
APPLICATION AND THE CREDIT AGREEMENT, AS IT
MAY BE AMENDED FROM TIME TO TIME, THE TERMS
OF THE CREDIT AGREEMENT SHALL PREVAIL.            By___________________________

                                  SCHEDULE 5.3


                           THE SUBSIDIARIES
                            JURISDICTION OF       PERCENTAGE     OWNER
        NAME                 INCORPORATION         OWNERSHIP
ALABAMA METALLURGICAL         WASHINGTON             100%        ACME STEEL
     CORPORATION

    ALTA SLITTING              DELAWARE              100%        ACME PACKAGING
     CORPORATION

 ACME STEEL COMPANY           WEST INDIES            100%        ACME PACKAGING
 INTERNATIONAL, INC.


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